Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 12/31/16

Item 1. Schedule of Investments.
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Janus Asia Equity Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 94.9%
Airlines – 0.7%
Spring Airlines Co Ltdß	13,800	$72,755
Auto Components – 0.7%
Hyundai Mobis Co Ltd*	297	64,786
Automobiles – 7.6%
Astra International Tbk PT	156,200	95,541
Chongqing Changan Automobile Co Ltd	166,500	237,862
Great Wall Motor Co Ltd	51,500	47,762
Hyundai Motor Co	1,331	159,937
Mahindra & Mahindra Ltd	5,497	95,528
Maruti Suzuki India Ltd	691	53,833
Yulon Motor Co Ltd	56,000	46,511
		736,974
Banks – 12.8%
Axis Bank Ltd	7,694	50,849
Bangkok Bank PCL (NVDR)	8,400	37,306
Bank Negara Indonesia Persero Tbk PT	200,900	82,129
Bank of China Ltd	221,000	97,512
BOC Hong Kong Holdings Ltd	18,000	64,447
China Construction Bank Corp	268,000	205,329
DBS Group Holdings Ltd	12,500	149,170
Hana Financial Group Inc	5,572	143,864
Industrial & Commercial Bank of China Ltd	331,000	197,427
Metropolitan Bank & Trust Co	70,174	102,606
Shinhan Financial Group Co Ltd*	2,774	104,023
		1,234,662
Capital Markets – 1.9%
CITIC Securities Co Ltd	43,500	87,683
Haitong International Securities Group Ltd	177,359	101,155
		188,838
Chemicals – 0.7%
LG Chem Ltd*	340	73,326
Construction & Engineering – 0.8%
13 Holdings Ltd*	102,371	29,907
Voltas Ltd	9,415	45,331
		75,238
Construction Materials – 0.5%
BBMG Corp	132,844	45,729
Diversified Telecommunication Services – 1.5%
China Telecom Corp Ltd	127,894	58,903
KT Corp*	1,690	41,129
Singapore Telecommunications Ltd	19,000	47,694
		147,726
Electric Utilities – 2.1%
Power Grid Corp of India Ltd	46,738	126,275
Tenaga Nasional Bhd	25,100	77,673
		203,948
Electronic Equipment, Instruments & Components – 6.1%
AAC Technologies Holdings Inc	6,000	53,982
Chroma ATE Inc	26,000	60,683
Delta Electronics Inc	12,577	61,650
Hangzhou Hikvision Digital Technology Co Ltdß	36,250	124,000
Hon Hai Precision Industry Co Ltd	46,534	120,561
Largan Precision Co Ltd	1,000	116,386
WPG Holdings Ltd	45,000	52,834
		590,096
Health Care Providers & Services – 0.7%
Shanghai Pharmaceuticals Holding Co Ltd	28,000	63,996
Hotels, Restaurants & Leisure – 1.0%
Genting Malaysia Bhd	40,500	41,306
Melco International Development Ltd	40,000	54,106
		95,412
Independent Power and Renewable Electricity Producers – 1.2%
Beijing Jingneng Clean Energy Co Ltd	383,021	118,765
Industrial Conglomerates – 2.1%
CK Hutchison Holdings Ltd	6,340	71,577
Seibu Holdings Inc	4,369	78,197
Shun Tak Holdings Ltd	145,500	49,877
		199,651

Shares or Contract Amounts		Value
Common Stocks – (continued)
Insurance – 5.9%
AIA Group Ltd	36,000	$201,476
Cathay Financial Holding Co Ltd	64,000	95,842
Hyundai Marine & Fire Insurance Co Ltd*	2,664	69,366
Ping An Insurance Group Co of China Ltdß	40,000	203,636
		570,320
Internet & Direct Marketing Retail – 0.6%
Ctrip.com International Ltd (ADR)*	1,482	59,280
Internet Software & Services – 9.8%
Alibaba Group Holding Ltd (ADR)*,†	4,241	372,402
Baidu Inc (ADR)*	514	84,507
NAVER Corp*	103	65,980
Tencent Holdings Ltd	17,500	424,750
		947,639
Marine – 0.5%
Orient Overseas International Ltd	11,000	45,522
Metals & Mining – 1.9%
Baoshan Iron & Steel Co Ltdß	65,900	60,127
Hindustan Zinc Ltd	13,032	48,791
Hyundai Steel Co*	1,520	71,351
		180,269
Oil, Gas & Consumable Fuels – 4.1%
China Petroleum & Chemical Corp	66,000	46,708
Coal India Ltd	21,075	93,029
PetroChina Co Ltd	164,000	121,022
PTT PCL	5,500	56,996
Reliance Industries Ltd	4,796	76,391
		394,146
Personal Products – 0.5%
LG Household & Health Care Ltd*	74	52,441
Pharmaceuticals – 2.3%
Sun Pharmaceutical Industries Ltd	7,829	72,289
Yunnan Baiyao Group Co Ltdß	14,000	153,407
		225,696
Real Estate Management & Development – 6.0%
Belle Corp	892,121	57,579
Central China Real Estate Ltd	399,440	87,017
Cheung Kong Property Holdings Ltd	8,447	51,227
City Developments Ltd	13,200	75,207
CSI Properties Ltd	1,920,000	68,001
Filinvest Land Inc	1,435,000	44,279
Longfor Properties Co Ltd	54,000	68,324
Siam Future Development PCL	309,700	53,153
Sun Hung Kai Properties Ltd	6,000	75,125
		579,912
Semiconductor & Semiconductor Equipment – 9.7%
Hua Hong Semiconductor Ltd (144A)	96,747	107,092
SK Hynix Inc*	7,945	290,464
Taiwan Semiconductor Manufacturing Co Ltd	96,000	537,670
		935,226
Software – 1.3%
Com2uSCorp	752	54,165
Nexon Co Ltd	4,800	69,379
		123,544
Technology Hardware, Storage & Peripherals – 5.3%
Pegatron Corp	28,000	66,065
Samsung Electronics Co Ltd	300	443,341
		509,406
Thrifts & Mortgage Finance – 2.9%
Housing Development Finance Corp Ltd	5,342	99,316
LIC Housing Finance Ltd	21,810	179,573
		278,889
Tobacco – 0.5%
ITC Ltd	14,296	50,792
Transportation Infrastructure – 1.0%
Shanghai International Airport Co Ltdß	26,000	99,143
Wireless Telecommunication Services – 2.2%
China Mobile Ltd	20,000	209,726
Total Common Stocks (cost $9,031,030)		9,173,853
Preferred Stocks – 1.4%
Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co Ltd (cost $117,171)	120	141,131

Shares or Contract Amounts		Value
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $161,003)	161,003	$161,003
OTC Purchased Options – Calls – 0.2%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price 6.80 CNH, expires July 2017* (premiums paid $9,371)	273,221	16,494
Total Investments (total cost $9,318,575) – 98.2%		9,492,481
Cash, Receivables and Other Assets, net of Liabilities – 1.8%		173,982
Net Assets – 100%		$9,666,463

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$3,508,846	37.0%
South Korea	1,775,304	18.7
Taiwan	1,158,202	12.2
India	991,997	10.4
Hong Kong	812,420	8.6
Singapore	272,071	2.9
Philippines	204,464	2.1
Indonesia	177,670	1.9
United States	177,497	1.9
Japan	147,576	1.6
Thailand	147,455	1.5
Malaysia	118,979	1.2

Total	$9,492,481	100.0%

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Goldman Sachs International	CNH Currency	273,221	7.20	CNH	7/17	$4,454	$(2,075)	$(6,529)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $107,092, which represents 1.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $8,781.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	—	1,052,557	(1,052,557)	—	$—	$—	$—
Janus Cash Liquidity Fund LLC	426,055	1,855,317	(2,120,369)	161,003	—	363	161,003

Total					$—	$363	$161,003

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Airlines	$-	$72,755	$-
Auto Components	-	64,786	-
Automobiles	-	736,974	-
Banks	37,306	1,197,356	-
Capital Markets	-	188,838	-
Chemicals	-	73,326	-
Construction & Engineering	-	75,238	-
Construction Materials	-	45,729	-
Diversified Telecommunication Services	-	147,726	-
Electric Utilities	-	203,948	-
Electronic Equipment, Instruments & Components	-	590,096	-
Health Care Providers & Services	-	63,996	-
Hotels, Restaurants & Leisure	-	95,412	-
Independent Power and Renewable Electricity Producers	-	118,765	-
Industrial Conglomerates	-	199,651	-
Insurance	-	570,320	-
Internet & Direct Marketing Retail	59,280	-	-
Internet Software & Services	456,909	490,730	-
Marine	-	45,522	-
Metals & Mining	-	180,269	-
Oil, Gas & Consumable Fuels	-	394,146	-
Personal Products	-	52,441	-
Pharmaceuticals	-	225,696	-
Real Estate Management & Development	-	579,912	-
Semiconductor & Semiconductor Equipment	-	935,226	-
Software	-	123,544	-
Technology Hardware, Storage & Peripherals	-	509,406	-
Thrifts & Mortgage Finance	-	278,889	-
Tobacco	-	50,792	-
Transportation Infrastructure	-	99,143	-
Wireless Telecommunication Services	-	209,726	-
Preferred Stocks	-	141,131	-
Investment Companies	-	161,003	-
OTC Purchased Options – Calls	-	16,494	-
Total Assets	$553,495	$8,938,986	$-

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$6,529	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $6,858,695 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $181,234 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $10,296.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call options is $3,796.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	273,221	$ 4,454
Options written	-	-
Options closed	-	-
Options expired	-	-
Options exercised	-	-
Options outstanding at December 31, 2016	273,221	$ 4,454

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,511,191	$ 704,351	$ (723,061)	$ (18,710)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Janus Singapore in order to permit Janus Singapore to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment subadvisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

In connection with the Transaction, Janus Capital has evaluated its capabilities, the capabilities of the existing subadvisers, and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. With respect to the Fund, Janus Capital determined that it would be in the best interest of the Fund to draw upon the combined resources of Janus Henderson following the Transaction by appointing Henderson Investment Management Limited (“HIML”) as subadviser to the Fund. Janus Capital believes that HIML provides seasoned resources focused on Asia equities, and expertise with non-U.S. investments that can benefit the Fund.

HIML is a Securities and Exchange Commission registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment subadviser to several mutual funds offered by Henderson. No changes to the investment objectives, policies, or restrictions of the Fund are anticipated in connection with the appointment of HIML as subadviser.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, an investment sub-advisory agreement between Janus Capital and HIML with respect to the Fund. If approved by shareholders, HIML would become subadviser to the Fund upon the closing of the Transaction and would replace Janus Singapore as subadviser to the Fund. Janus Capital would pay HIML a sub-advisory fee from its investment advisory fee for managing the Fund.

Andrew Gillan, Head of Asia (ex-Japan) Equities of HIML, and Mervyn Koh, CFA, a Portfolio Manager on the Asia Equities team for HIML, would serve as the Fund’s portfolio managers.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Balanced Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,345,000	$8,489,796
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	3,848,000	3,861,458
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,730,000	5,793,823
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	5,659,000	5,763,686
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	34,080,000	33,683,309
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	7,475,000	7,560,993
Banc of America Commercial Mortgage Trust 2007-3, 5.5485%, 6/10/49‡	4,946,271	5,011,914
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	3,489,000	3,542,870
CGBAM Commercial Mortgage Trust 2014-HD, 3.5382%, 2/15/31 (144A)‡	2,710,000	2,667,751
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	15,740,806	15,535,608
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	2,184,083	2,186,132
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	5,537,042	5,634,925
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	3,786,436	3,869,588
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	7,510,000	7,262,732
Cosmopolitan Hotel Trust 2016-COSMO, 2.8039%, 11/15/33 (144A)‡	2,581,000	2,593,940
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	3,369,000	3,387,998
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	4,975,000	5,007,621
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	6,934,476	7,072,909
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	15,084,630	14,927,750
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	11,471,285	10,618,318
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	3,732,000	3,709,161
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	9,067,000	8,561,442
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	3,713,000	3,772,635
Hilton USA Trust 2013-HLT, 4.4534%, 11/5/30 (144A)‡	5,013,000	5,019,557
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	1,629,000	1,640,394
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	2,491,000	2,476,162
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	7,144,883	7,149,355
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	6,350,000	6,348,788
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.4539%, 7/15/36 (144A)‡	2,493,000	2,508,528
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	7,936,000	7,985,563
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	5,266,000	5,092,516
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	3,291,610	3,291,772
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	5,744,763	5,749,782
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	3,324,678	3,352,215
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	4,526,755	4,564,091
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	2,790,000	2,758,144
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	2,370,000	2,322,894
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	2,909,108	2,912,971
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	10,630,000	10,813,697
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	5,664,000	5,807,543
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,009,000	6,079,276
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,292,000	10,461,101
Starwood Retail Property Trust 2014-STAR, 3.2039%, 11/15/27 (144A)‡	3,173,000	3,127,233
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	9,697,000	9,238,364
Starwood Retail Property Trust 2014-STAR, 4.8539%, 11/15/27 (144A)‡	5,140,000	4,856,660
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	11,103,173	11,143,421
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	9,668,980	9,671,156
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	15,161,961	15,296,472
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9692%, 2/15/51‡	10,670,119	10,697,904
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	3,503,121	3,511,213
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2882%, 1/15/27 (144A)‡	2,999,000	2,925,341
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9540%, 2/15/27 (144A)‡	5,786,000	5,802,624
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7880%, 2/15/27 (144A)‡	1,499,000	1,499,240
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	18,208,513	18,180,763
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $366,021,122)		362,801,099
Bank Loans and Mezzanine Loans – 2.1%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 3.4982%, 2/1/23(a),‡	14,585,869	14,722,684
Communications – 0.7%
Charter Communications Operating LLC, 3.0200%, 7/1/20‡	5,288,895	5,310,949
Charter Communications Operating LLC, 3.0200%, 1/3/21‡	6,600,699	6,626,376
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	14,221,535	14,295,203
Level 3 Financing Inc, 4.0000%, 1/15/20(a),‡	1,486,000	1,505,318

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
Level 3 Financing Inc, 3.5000%, 5/31/22‡	$24,440,000	$24,714,950
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	503,918	507,854
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	5,655,082	5,699,248
Nielsen Finance LLC, 3.1542%, 10/4/23‡	12,512,939	12,643,324
T-Mobile USA Inc, 3.5200%, 11/9/22‡	10,605,654	10,727,195
		82,030,417
Consumer Cyclical – 0.7%
Aramark Services Inc, 3.3533%, 9/7/19‡	9,331,384	9,418,912
Aramark Services Inc, 3.4982%, 2/24/21‡	12,172,417	12,274,543
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	715,571	721,431
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23(a),‡	27,615,883	27,912,754
KFC Holding Co, 3.4862%, 6/16/23‡	27,871,359	28,237,310
Landry's Inc, 4.0000%, 10/4/23‡	13,390,000	13,511,983
		92,076,933
Consumer Non-Cyclical – 0.3%
HCA Inc, 3.5200%, 2/15/24‡	15,169,980	15,343,069
Quintiles IMS Inc, 3.5000%, 3/17/21‡	10,803,503	10,865,190
Tumi Holdings Inc, 3.3556%, 8/1/21‡	5,334,000	5,329,573
		31,537,832
Technology – 0.3%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23(a),‡	31,136,226	31,564,349
CommScope Inc, 3.2700%, 12/29/22(a),‡	9,440,251	9,520,493
		41,084,842
Total Bank Loans and Mezzanine Loans (cost $260,306,370)		261,452,708
Corporate Bonds – 16.3%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	10,680,000	10,670,316
Banking – 2.4%
Ally Financial Inc, 3.2500%, 11/5/18	6,034,000	6,041,542
Ally Financial Inc, 8.0000%, 12/31/18	2,458,000	2,682,293
Bank of America Corp, 5.4200%, 3/15/17	3,000,000	3,021,732
Bank of America Corp, 3.8750%, 3/22/17	2,290,000	2,302,961
Bank of America Corp, 5.7000%, 5/2/17	7,349,000	7,449,042
Bank of America Corp, 4.1830%, 11/25/27	25,022,000	24,999,705
Bank of America Corp, 6.3000%µ	4,975,000	5,198,875
Bank of America NA, 5.3000%, 3/15/17	12,237,000	12,331,751
Citigroup Inc, 2.3607%, 9/1/23‡	12,962,000	13,219,723
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,710,000	3,586,958
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,547,000	2,555,591
Citizens Financial Group Inc, 4.3000%, 12/3/25	14,237,000	14,442,924
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	3,025,000	3,025,653
Discover Financial Services, 3.9500%, 11/6/24	6,803,000	6,733,970
Discover Financial Services, 3.7500%, 3/4/25	9,272,000	9,053,376
Goldman Sachs Capital I, 6.3450%, 2/15/34	15,211,000	18,060,401
Goldman Sachs Group Inc, 5.6250%, 1/15/17	4,262,000	4,267,204
Goldman Sachs Group Inc, 3.7500%, 2/25/26	8,893,000	8,906,918
JPMorgan Chase & Co, 2.2950%, 8/15/21	17,126,000	16,793,122
JPMorgan Chase & Co, 3.3750%, 5/1/23	16,658,000	16,581,240
Morgan Stanley, 5.5500%, 4/27/17	4,243,000	4,299,101
Morgan Stanley, 2.4500%, 2/1/19	6,319,000	6,360,105
Morgan Stanley, 2.8000%, 6/16/20	6,966,000	7,018,099
Morgan Stanley, 4.8750%, 11/1/22	4,445,000	4,758,706
Morgan Stanley, 3.9500%, 4/23/27	9,413,000	9,303,762
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	17,310,000	17,400,185
Santander UK PLC, 5.0000%, 11/7/23 (144A)	15,924,000	16,199,867
SVB Financial Group, 5.3750%, 9/15/20	11,476,000	12,425,547
Synchrony Financial, 2.6000%, 1/15/19	471,000	473,223
Synchrony Financial, 3.0000%, 8/15/19	9,181,000	9,295,955
Synchrony Financial, 4.5000%, 7/23/25	13,042,000	13,379,436
UBS AG, 4.7500%, 5/22/23‡	8,163,000	8,326,260
UBS AG/Jersey, 7.2500%, 2/22/22‡	1,772,000	1,782,485
Wells Fargo & Co, 2.1000%, 5/8/17	4,078,000	4,089,496
Wells Fargo & Co, 3.0000%, 4/22/26	4,208,000	4,009,744
Wells Fargo & Co, 5.8750%µ	7,652,000	8,033,835
		308,410,787
Basic Industry – 0.4%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	4,482,000	4,303,563
ArcelorMittal, 7.2500%, 2/25/22‡	839,000	945,973
Ashland LLC, 3.8750%, 4/15/18	6,176,000	6,338,120
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	19,032,000	19,240,781
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,670,000	9,768,209
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	9,636,000	9,685,365

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	$1,105,000	$1,100,856
		51,382,867
Brokerage – 1.4%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	4,956,000	4,996,099
Charles Schwab Corp, 3.0000%, 3/10/25	3,863,000	3,785,273
Charles Schwab Corp, 4.6250%µ	7,334,000	6,893,960
Charles Schwab Corp, 7.0000%µ	10,665,000	12,131,437
E*TRADE Financial Corp, 5.3750%, 11/15/22	12,768,000	13,508,863
E*TRADE Financial Corp, 4.6250%, 9/15/23	17,066,000	17,407,320
Intercontinental Exchange Inc, 3.7500%, 12/1/25	11,117,000	11,404,419
Lazard Group LLC, 4.2500%, 11/14/20	12,785,000	13,359,468
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	14,540,000	15,030,725
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	13,417,000	10,633,107
Raymond James Financial Inc, 5.6250%, 4/1/24	29,074,000	32,340,289
Raymond James Financial Inc, 3.6250%, 9/15/26	2,879,000	2,803,527
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	4,108,000	4,640,672
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	10,939,000	11,064,077
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	20,213,000	20,494,426
		180,493,662
Capital Goods – 0.6%
Arconic Inc, 5.1250%, 10/1/24	1,163,000	1,192,075
Ball Corp, 4.3750%, 12/15/20	6,505,000	6,797,725
CNH Industrial Capital LLC, 3.6250%, 4/15/18	7,037,000	7,124,962
General Electric Co, 5.0000%µ	12,148,000	12,605,980
L-3 Communications Corp, 3.8500%, 12/15/26	1,960,000	1,945,355
Martin Marietta Materials Inc, 4.2500%, 7/2/24	6,362,000	6,456,552
Masco Corp, 3.5000%, 4/1/21	6,269,000	6,284,672
Masco Corp, 4.3750%, 4/1/26	1,050,000	1,067,924
Owens Corning, 4.2000%, 12/1/24	5,859,000	5,994,507
Owens Corning, 3.4000%, 8/15/26	2,012,000	1,908,448
Vulcan Materials Co, 7.0000%, 6/15/18	7,571,000	8,082,042
Vulcan Materials Co, 7.5000%, 6/15/21	4,284,000	5,044,410
Vulcan Materials Co, 4.5000%, 4/1/25	12,273,000	12,825,285
Xylem Inc/NY, 3.2500%, 11/1/26	2,877,000	2,789,476
		80,119,413
Communications – 1.6%
American Tower Corp, 3.3000%, 2/15/21	10,024,000	10,130,044
American Tower Corp, 3.4500%, 9/15/21	1,037,000	1,049,448
American Tower Corp, 3.5000%, 1/31/23	1,839,000	1,842,639
American Tower Corp, 4.4000%, 2/15/26	6,568,000	6,702,585
American Tower Corp, 3.3750%, 10/15/26	12,130,000	11,466,186
BellSouth LLC, 4.4000%, 4/26/17 (144A)	49,183,000	49,687,126
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	9,355,000	9,635,650
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	15,043,000	15,043,000
Comcast Corp, 2.3500%, 1/15/27	6,041,000	5,574,393
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	12,620,000	12,033,372
Crown Castle International Corp, 4.8750%, 4/15/22	15,660,000	16,674,768
Crown Castle International Corp, 5.2500%, 1/15/23	8,180,000	8,803,725
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	6,085,000	6,091,308
Time Warner Cable LLC, 5.8500%, 5/1/17	8,955,000	9,081,874
UBM PLC, 5.7500%, 11/3/20 (144A)	12,530,000	13,163,191
Verizon Communications Inc, 1.7500%, 8/15/21	4,000,000	3,833,600
Verizon Communications Inc, 2.6250%, 8/15/26	23,125,000	21,255,321
Verizon Communications Inc, 4.1250%, 8/15/46	5,079,000	4,587,312
		207,447,090
Consumer Cyclical – 1.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	13,355,000	13,622,100
Brinker International Inc, 3.8750%, 5/15/23	13,191,000	12,481,984
CVS Health Corp, 2.8000%, 7/20/20	19,942,000	20,230,381
CVS Health Corp, 4.7500%, 12/1/22	4,980,000	5,402,170
CVS Health Corp, 5.0000%, 12/1/24	6,656,000	7,277,837
DR Horton Inc, 4.7500%, 5/15/17	3,949,000	3,983,554
DR Horton Inc, 3.7500%, 3/1/19	8,771,000	8,946,420
DR Horton Inc, 4.0000%, 2/15/20	1,683,000	1,729,283
Ford Motor Co, 4.3460%, 12/8/26	7,276,000	7,341,855
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	2,254,000	2,267,080
General Motors Co, 4.8750%, 10/2/23	4,006,000	4,194,979
General Motors Financial Co Inc, 3.7000%, 5/9/23	4,255,000	4,182,367
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	16,471,000	15,976,870
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	2,365,000	2,388,650
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	1,880,000	1,837,700

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MDC Holdings Inc, 5.5000%, 1/15/24	$9,622,000	$9,934,715
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	3,917,000	3,995,340
Toll Brothers Finance Corp, 4.0000%, 12/31/18	3,478,000	3,569,298
Toll Brothers Finance Corp, 5.8750%, 2/15/22	3,172,000	3,441,620
Toll Brothers Finance Corp, 4.3750%, 4/15/23	1,817,000	1,812,458
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	3,197,000	3,174,116
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	2,027,000	2,011,374
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	8,250,000	8,086,460
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	1,417,000	1,435,095
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	2,645,000	2,727,656
		152,051,362
Consumer Non-Cyclical – 2.6%
AbbVie Inc, 3.2000%, 5/14/26	16,906,000	16,061,410
Actavis Funding SCS, 3.0000%, 3/12/20	16,591,000	16,812,772
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	3,450,000	3,465,829
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	15,819,000	16,083,003
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	28,828,000	29,220,897
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	8,091,000	8,687,574
Becton Dickinson and Co, 1.8000%, 12/15/17	8,628,000	8,647,059
Constellation Brands Inc, 4.2500%, 5/1/23	11,988,000	12,430,237
Constellation Brands Inc, 3.7000%, 12/6/26	2,833,000	2,767,954
Danone SA, 2.0770%, 11/2/21 (144A)	13,029,000	12,640,110
Danone SA, 2.5890%, 11/2/23 (144A)	7,856,000	7,560,748
Express Scripts Holding Co, 4.5000%, 2/25/26	8,981,000	9,233,375
HCA Inc, 3.7500%, 3/15/19	6,411,000	6,587,302
HCA Inc, 5.3750%, 2/1/25	1,670,000	1,674,175
Kraft Heinz Foods Co, 2.8000%, 7/2/20	7,851,000	7,920,120
Kraft Heinz Foods Co, 3.5000%, 7/15/22	6,704,000	6,798,184
Kraft Heinz Foods Co, 3.0000%, 6/1/26	8,257,000	7,740,566
Life Technologies Corp, 6.0000%, 3/1/20	7,723,000	8,408,115
Molson Coors Brewing Co, 3.0000%, 7/15/26	16,201,000	15,292,172
Molson Coors Brewing Co, 4.2000%, 7/15/46	3,884,000	3,613,813
Newell Brands Inc, 3.1500%, 4/1/21	3,421,000	3,478,651
Newell Brands Inc, 3.8500%, 4/1/23	3,241,000	3,358,425
Newell Brands Inc, 5.0000%, 11/15/23	6,492,000	6,960,378
Newell Brands Inc, 4.2000%, 4/1/26	15,276,000	15,923,015
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	8,662,000	8,468,959
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	3,618,000	3,616,734
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	7,635,000	7,368,348
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	10,297,000	9,775,426
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	10,357,000	9,664,935
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	785,000	793,831
Sysco Corp, 2.5000%, 7/15/21	2,615,000	2,584,742
Sysco Corp, 3.3000%, 7/15/26	6,567,000	6,434,879
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	10,975,000	11,112,187
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	8,758,000	8,539,050
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	18,557,000	18,719,578
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	6,014,000	6,177,521
		324,622,074
Electric – 0.5%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	1,448,000	1,402,924
Dominion Resources Inc/VA, 2.8500%, 8/15/26	2,002,000	1,871,504
Duke Energy Corp, 1.8000%, 9/1/21	3,880,000	3,734,077
Duke Energy Corp, 2.6500%, 9/1/26	6,062,000	5,649,172
IPALCO Enterprises Inc, 5.0000%, 5/1/18	5,576,000	5,757,220
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	10,283,000	11,086,832
Southern Co, 2.3500%, 7/1/21	11,780,000	11,566,817
Southern Co, 2.9500%, 7/1/23	8,432,000	8,311,625
Southern Co, 3.2500%, 7/1/26	11,841,000	11,507,048
		60,887,219
Energy – 1.8%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	1,721,000	1,843,847
Anadarko Petroleum Corp, 5.5500%, 3/15/26	10,755,000	12,021,950
Antero Resources Corp, 5.3750%, 11/1/21	10,132,000	10,359,970
Buckeye Partners LP, 3.9500%, 12/1/26	2,113,000	2,058,343
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	2,323,000	2,357,522
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	4,130,000	4,298,673
Cenovus Energy Inc, 5.7000%, 10/15/19	260,000	278,005
Cimarex Energy Co, 5.8750%, 5/1/22	8,512,000	8,847,449
Cimarex Energy Co, 4.3750%, 6/1/24	2,876,000	2,987,543
ConocoPhillips Co, 4.2000%, 3/15/21	7,925,000	8,411,294
ConocoPhillips Co, 4.9500%, 3/15/26	9,949,000	10,969,091
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	1,963,000	2,036,122
Energy Transfer Partners LP, 4.1500%, 10/1/20	5,864,000	6,068,114

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Energy Transfer Partners LP, 4.7500%, 1/15/26	$5,138,000	$5,304,944
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	20,281,000	20,930,479
Hess Corp, 4.3000%, 4/1/27	8,600,000	8,547,807
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	5,639,000	5,887,680
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,376,000	5,719,155
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	5,747,000	5,894,353
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	559,000	626,257
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,946,000	8,581,585
MPLX LP, 4.5000%, 7/15/23	2,495,000	2,531,449
Oceaneering International Inc, 4.6500%, 11/15/24	12,491,000	12,305,946
Phillips 66 Partners LP, 3.6050%, 2/15/25	6,430,000	6,289,357
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	12,645,000	13,047,237
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	7,428,000	8,163,743
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	12,693,000	12,804,064
Spectra Energy Partners LP, 4.7500%, 3/15/24	13,820,000	14,656,151
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	3,368,000	3,439,570
Western Gas Partners LP, 5.3750%, 6/1/21	12,200,000	13,111,316
Williams Cos Inc, 3.7000%, 1/15/23	3,539,000	3,415,135
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	9,575,000	9,747,072
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	886,000	893,925
		234,435,148
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	23,809,000	24,106,612
CIT Group Inc, 5.5000%, 2/15/19 (144A)	7,009,000	7,394,495
International Lease Finance Corp, 8.7500%, 3/15/17	5,247,000	5,319,146
		36,820,253
Financial Institutions – 0.5%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	12,693,000	13,073,777
Kennedy-Wilson Inc, 5.8750%, 4/1/24	21,585,000	21,989,719
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	22,483,000	22,512,385
		57,575,881
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	5,399,000	5,725,143
Insurance – 0.4%
Aetna Inc, 2.4000%, 6/15/21	7,260,000	7,220,644
Aetna Inc, 2.8000%, 6/15/23	5,251,000	5,166,475
Aetna Inc, 3.2000%, 6/15/26	22,779,000	22,501,324
Berkshire Hathaway Inc, 3.1250%, 3/15/26	1,948,000	1,932,547
CNO Financial Group Inc, 4.5000%, 5/30/20	3,046,000	3,122,150
Voya Financial Inc, 5.6500%, 5/15/53‡	7,895,000	7,776,575
		47,719,715
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,517,000	5,500,874
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	15,774,000	16,671,903
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	8,547,000	8,536,940
Post Apartment Homes LP, 4.7500%, 10/15/17	7,305,000	7,416,606
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,575,000	3,866,817
Senior Housing Properties Trust, 6.7500%, 12/15/21	3,969,000	4,438,175
SL Green Realty Corp, 5.0000%, 8/15/18	8,525,000	8,877,304
SL Green Realty Corp, 7.7500%, 3/15/20	16,744,000	18,891,351
		74,199,970
Technology – 1.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	19,933,000	19,521,822
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,958,000	6,163,575
Fidelity National Information Services Inc, 5.0000%, 3/15/22	2,623,000	2,695,316
Fidelity National Information Services Inc, 4.5000%, 10/15/22	7,755,000	8,268,451
Fidelity National Information Services Inc, 3.0000%, 8/15/26	9,981,000	9,372,039
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	3,750,000	3,881,250
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	2,942,000	3,037,615
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	10,904,000	11,040,300
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	6,313,000	6,628,650
Seagate HDD Cayman, 4.7500%, 1/1/25	9,966,000	9,494,558
Seagate HDD Cayman, 4.8750%, 6/1/27	3,251,000	2,925,695
Seagate HDD Cayman, 5.7500%, 12/1/34	3,076,000	2,622,290
Total System Services Inc, 3.8000%, 4/1/21	6,373,000	6,572,481
Total System Services Inc, 4.8000%, 4/1/26	17,787,000	19,140,217
Trimble Inc, 4.7500%, 12/1/24	22,047,000	22,300,474
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	30,462,000	30,338,903
Verisk Analytics Inc, 4.8750%, 1/15/19	7,270,000	7,618,764
Verisk Analytics Inc, 5.8000%, 5/1/21	12,291,000	13,664,863
Verisk Analytics Inc, 4.1250%, 9/12/22	7,085,000	7,373,834
Verisk Analytics Inc, 5.5000%, 6/15/45	8,346,000	8,859,413
		201,520,510

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – 0.3%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	$12,041,000	$12,250,273
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	7,760,000	7,776,847
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	1,197,000	1,283,183
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	6,588,000	6,835,656
Southwest Airlines Co, 5.1250%, 3/1/17	7,714,000	7,758,764
		35,904,723
Total Corporate Bonds (cost $2,054,127,071)		2,069,986,133
Inflation-Indexed Bonds – 0.6%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ (cost $76,779,816)	79,183,040	76,557,963
Mortgage-Backed Securities – 8.5%
Fannie Mae Pool:
6.0000%, 8/1/22	2,357,587	2,521,516
5.5000%, 1/1/25	1,021,440	1,086,370
4.0000%, 3/1/29	4,208,295	4,463,123
4.0000%, 6/1/29	1,948,621	2,067,870
4.0000%, 7/1/29	4,135,807	4,366,250
4.0000%, 9/1/29	4,161,879	4,395,533
5.0000%, 9/1/29	3,071,686	3,346,875
3.5000%, 10/1/29	565,935	594,916
5.0000%, 1/1/30	1,164,865	1,268,176
4.0000%, 4/1/34	4,949,609	5,255,420
6.0000%, 10/1/35	3,472,978	3,959,903
6.0000%, 12/1/35	3,889,841	4,447,563
6.0000%, 2/1/37	669,837	781,363
6.0000%, 9/1/37	2,288,574	2,448,806
6.0000%, 10/1/38	2,550,143	2,889,319
7.0000%, 2/1/39	1,069,397	1,287,092
5.5000%, 12/1/39	5,517,984	6,171,849
5.5000%, 3/1/40	4,550,621	5,169,877
5.5000%, 4/1/40	12,011,703	13,394,997
4.5000%, 10/1/40	993,866	1,073,057
5.0000%, 10/1/40	1,991,303	2,209,956
5.5000%, 2/1/41	2,495,958	2,835,269
5.0000%, 5/1/41	5,619,856	6,147,428
5.5000%, 5/1/41	3,772,977	4,211,039
5.5000%, 6/1/41	6,313,927	7,044,468
5.5000%, 6/1/41	5,488,529	6,216,166
5.5000%, 7/1/41	664,651	741,618
4.5000%, 8/1/41	4,087,863	4,413,996
5.5000%, 12/1/41	5,620,882	6,289,249
4.5000%, 1/1/42	1,077,477	1,159,055
5.5000%, 2/1/42	22,396,023	24,958,294
4.0000%, 6/1/42	7,827,318	8,298,078
4.5000%, 6/1/42	1,607,644	1,724,240
3.5000%, 7/1/42	4,942,599	5,094,268
4.0000%, 7/1/42	1,474,962	1,563,282
4.0000%, 8/1/42	3,510,792	3,721,699
4.0000%, 9/1/42	6,968,981	7,390,927
4.0000%, 9/1/42	4,520,388	4,792,950
4.0000%, 11/1/42	5,500,696	5,834,245
4.5000%, 11/1/42	2,607,208	2,824,738
4.0000%, 12/1/42	3,925,443	4,158,403
3.5000%, 1/1/43	9,501,591	9,793,262
3.5000%, 2/1/43	20,624,029	21,256,685
3.5000%, 2/1/43	19,227,867	19,819,254
4.5000%, 3/1/43	7,670,321	8,477,644
4.0000%, 5/1/43	11,844,866	12,559,163
4.0000%, 8/1/43	13,908,306	14,748,820
4.0000%, 9/1/43	3,381,181	3,584,532
3.5000%, 1/1/44	16,632,236	17,167,854
3.5000%, 1/1/44	7,423,868	7,661,872
4.0000%, 2/1/44	9,291,801	9,855,345
3.5000%, 4/1/44	8,490,828	8,750,743
4.5000%, 5/1/44	910,391	994,772
5.5000%, 5/1/44	5,132,701	5,726,015
4.0000%, 6/1/44	11,457,756	12,151,639
4.0000%, 7/1/44	21,320,072	22,646,703
5.0000%, 7/1/44	12,409,919	13,829,684
4.0000%, 8/1/44	13,598,801	14,445,534
4.0000%, 8/1/44	5,216,183	5,541,245
4.5000%, 8/1/44	14,208,501	15,506,057
4.5000%, 10/1/44	10,694,998	11,656,709
4.5000%, 10/1/44	6,045,179	6,556,901

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 2/1/45	$17,067,890	$17,593,369
4.5000%, 3/1/45	10,540,960	11,433,472
4.0000%, 5/1/45	8,135,258	8,637,474
4.5000%, 5/1/45	9,107,941	9,926,699
4.5000%, 5/1/45	5,941,667	6,499,348
4.5000%, 6/1/45	5,489,940	5,998,854
4.5000%, 9/1/45	3,655,182	3,964,973
4.0000%, 10/1/45	18,430,854	19,510,470
4.5000%, 10/1/45	12,057,572	13,293,541
3.5000%, 12/1/45	5,371,936	5,533,260
4.0000%, 12/1/45	7,544,207	8,009,908
3.5000%, 1/1/46	14,273,980	14,699,985
3.5000%, 1/1/46	12,157,380	12,520,313
4.0000%, 1/1/46	3,477,228	3,682,687
4.5000%, 2/1/46	16,454,573	17,941,755
4.5000%, 2/1/46	6,961,121	7,561,506
4.0000%, 4/1/46	9,232,837	9,813,680
4.5000%, 4/1/46	8,848,158	9,704,415
4.0000%, 5/1/46	11,174,193	11,838,139
4.0000%, 6/1/46	3,814,031	4,046,628
3.5000%, 7/1/46	9,718,408	9,995,249
3.5000%, 7/1/46	9,628,942	9,917,479
4.5000%, 7/1/46	6,988,775	7,579,508
3.5000%, 8/1/46	5,871,857	6,027,617
		661,080,005
Freddie Mac Gold Pool:
5.0000%, 6/1/20	896,506	937,186
5.5000%, 12/1/28	2,590,839	2,870,251
3.5000%, 7/1/29	5,225,915	5,462,157
8.0000%, 4/1/32	1,327,145	1,676,008
5.5000%, 10/1/36	2,263,789	2,568,199
6.0000%, 4/1/40	11,622,619	13,564,754
5.5000%, 5/1/41	5,052,286	5,603,833
5.5000%, 8/1/41	11,213,119	12,874,158
5.5000%, 8/1/41	7,520,882	8,538,096
5.5000%, 9/1/41	1,699,694	1,884,965
5.0000%, 3/1/42	5,471,472	6,080,277
3.5000%, 2/1/44	6,705,160	6,903,223
4.5000%, 5/1/44	6,443,611	6,997,650
5.0000%, 7/1/44	4,688,166	5,199,760
4.0000%, 8/1/44	4,295,753	4,548,017
4.5000%, 9/1/44	20,555,168	22,489,162
4.5000%, 6/1/45	9,269,777	10,143,574
4.5000%, 2/1/46	10,238,583	11,205,952
4.5000%, 2/1/46	6,375,378	6,916,160
3.5000%, 7/1/46	19,364,543	19,917,526
		156,380,908
Ginnie Mae I Pool:
5.1000%, 1/15/32	4,817,635	5,496,310
7.5000%, 8/15/33	4,758,825	5,557,007
4.9000%, 10/15/34	5,275,431	6,015,406
5.5000%, 9/15/35	579,564	665,940
5.5000%, 3/15/36	2,403,409	2,712,328
5.5000%, 2/15/39	3,498,669	3,942,486
5.5000%, 8/15/39	10,324,989	11,995,773
5.5000%, 8/15/39	3,355,191	3,897,671
5.0000%, 10/15/39	2,233,665	2,471,336
5.5000%, 10/15/39	3,824,411	4,359,749
5.0000%, 11/15/39	3,536,934	3,881,555
5.0000%, 1/15/40	1,218,702	1,341,020
5.0000%, 5/15/40	1,303,090	1,450,022
5.0000%, 5/15/40	511,114	569,381
5.0000%, 7/15/40	3,761,728	4,129,536
5.0000%, 7/15/40	1,091,757	1,200,479
5.0000%, 2/15/41	3,964,685	4,373,335
5.0000%, 4/15/41	1,551,430	1,706,189
4.5000%, 5/15/41	7,424,814	8,379,172
5.0000%, 5/15/41	1,499,120	1,666,838
4.5000%, 7/15/41	3,539,986	4,025,006
4.5000%, 7/15/41	1,125,119	1,247,197
4.5000%, 8/15/41	10,105,159	11,160,071
5.0000%, 9/15/41	983,112	1,099,788
5.0000%, 11/15/43	7,039,244	7,906,067
4.5000%, 5/15/44	4,607,511	5,046,219

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 6/15/44	$7,065,198	$7,892,794
5.0000%, 6/15/44	2,515,229	2,805,380
5.0000%, 7/15/44	2,890,260	3,221,918
4.0000%, 1/15/45	22,622,986	24,174,972
4.0000%, 4/15/45	3,693,077	4,012,443
4.0000%, 7/15/46	13,998,790	15,166,578
4.5000%, 8/15/46	24,704,325	27,061,406
		190,631,372
Ginnie Mae II Pool:
6.0000%, 11/20/34	2,252,105	2,625,095
5.5000%, 11/20/37	2,492,833	2,785,508
6.0000%, 1/20/39	934,002	1,048,173
7.0000%, 5/20/39	521,766	613,520
4.5000%, 10/20/41	6,486,854	6,928,780
6.0000%, 12/20/41	1,065,193	1,218,047
5.5000%, 1/20/42	2,362,541	2,634,357
6.0000%, 1/20/42	1,083,854	1,233,539
6.0000%, 2/20/42	886,885	1,004,380
6.0000%, 3/20/42	775,638	884,341
6.0000%, 4/20/42	3,059,089	3,512,815
3.5000%, 5/20/42	2,495,747	2,614,274
5.5000%, 5/20/42	3,179,115	3,523,419
6.0000%, 5/20/42	1,295,340	1,472,341
5.5000%, 7/20/42	3,954,384	4,333,611
6.0000%, 7/20/42	833,836	934,035
6.0000%, 8/20/42	913,113	1,044,059
6.0000%, 9/20/42	1,929,772	2,208,497
6.0000%, 11/20/42	811,323	925,643
6.0000%, 2/20/43	1,186,413	1,355,469
3.5000%, 9/20/44	7,198,591	7,541,046
5.0000%, 12/20/44	4,092,169	4,607,706
5.0000%, 9/20/45	2,885,946	3,252,691
4.0000%, 10/20/45	9,043,517	9,747,493
		68,048,839
Total Mortgage-Backed Securities (cost $1,082,205,604)		1,076,141,124
United States Treasury Notes/Bonds – 2.5%
0.7500%, 10/31/18	47,125,000	46,777,453
1.0000%, 11/30/18	74,756,000	74,501,157
1.0000%, 11/15/19	47,346,000	46,753,654
1.2500%, 10/31/21	48,040,000	46,537,453
2.2500%, 8/15/46	90,781,000	76,135,392
2.8750%, 11/15/46	26,424,000	25,448,822
Total United States Treasury Notes/Bonds (cost $315,752,095)		316,153,931
Common Stocks – 62.6%
Aerospace & Defense – 4.6%
Boeing Co	2,092,642	325,782,507
General Dynamics Corp	728,495	125,781,947
Northrop Grumman Corp	593,536	138,044,603
		589,609,057
Air Freight & Logistics – 0.7%
United Parcel Service Inc	815,472	93,485,710
Automobiles – 1.6%
General Motors Co	5,873,318	204,626,399
Banks – 1.3%
US Bancorp	3,097,379	159,112,359
Biotechnology – 2.9%
AbbVie Inc	1,517,521	95,027,165
Amgen Inc	1,894,030	276,926,126
		371,953,291
Capital Markets – 5.7%
Blackstone Group LP	4,466,544	120,730,684
CME Group Inc	2,318,699	267,461,930
Morgan Stanley	3,952,203	166,980,577
TD Ameritrade Holding Corp	3,950,429	172,238,704
		727,411,895
Chemicals – 2.0%
LyondellBasell Industries NV	3,013,037	258,458,314
Construction Materials – 0.3%
Vulcan Materials Co	326,114	40,813,167
Consumer Finance – 1.7%
Synchrony Financial	5,871,486	212,958,797
Equity Real Estate Investment Trusts (REITs) – 1.7%
Colony Starwood Homes	1,551,434	44,696,814

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Crown Castle International Corp	640,081	$55,539,828
MGM Growth Properties LLC	1,506,615	38,132,426
Outfront Media Inc	3,203,820	79,679,003
		218,048,071
Food & Staples Retailing – 3.1%
Costco Wholesale Corp	1,487,126	238,103,744
Kroger Co	2,587,265	89,286,515
Sysco Corp	1,195,392	66,188,855
		393,579,114
Food Products – 0.9%
Hershey Co	1,126,619	116,526,203
Health Care Equipment & Supplies – 1.3%
Medtronic PLC	2,246,437	160,013,708
Health Care Providers & Services – 0.8%
Aetna Inc	858,777	106,496,936
Hotels, Restaurants & Leisure – 2.3%
McDonald's Corp	361,404	43,990,095
Norwegian Cruise Line Holdings Ltd*	1,720,808	73,185,964
Six Flags Entertainment Corp	1,131,534	67,846,779
Starbucks Corp	1,960,063	108,822,698
		293,845,536
Household Products – 0.8%
Kimberly-Clark Corp	915,807	104,511,895
Industrial Conglomerates – 1.6%
Honeywell International Inc	1,714,983	198,680,781
Information Technology Services – 4.0%
Accenture PLC	929,710	108,896,932
Automatic Data Processing Inc	695,867	71,521,210
Mastercard Inc	3,134,453	323,632,272
		504,050,414
Internet & Direct Marketing Retail – 1.4%
Priceline Group Inc*	121,606	178,281,692
Internet Software & Services – 2.0%
Alphabet Inc - Class C*	332,519	256,644,815
Leisure Products – 1.0%
Hasbro Inc	769,615	59,868,351
Mattel Inc	2,376,335	65,468,029
		125,336,380
Media – 2.7%
Comcast Corp	2,941,239	203,092,553
Madison Square Garden Co*	184,346	31,617,182
Time Warner Inc	1,112,105	107,351,496
		342,061,231
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
Colony Capital Inc	4,078,622	82,592,095
Multiline Retail – 0.8%
Dollar Tree Inc*	1,353,499	104,463,053
Personal Products – 0.5%
Estee Lauder Cos Inc	795,237	60,827,678
Pharmaceuticals – 2.3%
Allergan plc	302,351	63,496,734
Bristol-Myers Squibb Co	3,276,647	191,487,251
Eli Lilly & Co	499,557	36,742,417
		291,726,402
Real Estate Management & Development – 0.9%
CBRE Group Inc*	3,565,997	112,293,246
Colony American Homes III£,§	6,162,871	6,356,755
		118,650,001
Road & Rail – 1.2%
CSX Corp	4,098,333	147,253,105
Software – 4.7%
Adobe Systems Inc*	1,886,545	194,219,808
Microsoft Corp	6,448,598	400,715,880
		594,935,688
Specialty Retail – 1.3%
Home Depot Inc	1,263,951	169,470,550
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	1,606,252	186,036,107
Textiles, Apparel & Luxury Goods – 1.9%
NIKE Inc	4,757,931	241,845,633
Tobacco – 2.4%
Altria Group Inc	4,447,611	300,747,456
Total Common Stocks (cost $6,042,710,327)		7,955,053,533

Shares or Principal Amounts		Value
Preferred Stocks – 0.3%
Banks – 0.1%
Citigroup Capital XIII, 7.2573%	785,775	$20,288,710
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	143,731	3,886,486
Morgan Stanley, 7.1250%	156,507	4,402,542
		8,289,028
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	459,705	11,805,224
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	50,485	1,239,912
Total Preferred Stocks (cost $40,830,938)		41,622,874
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $69,053,344)	69,053,344	69,053,344
U.S. Government Agency Notes – 3.7%
United States Treasury Bill:
0%, 3/16/17◊	$75,547,000	75,471,453
0%, 6/22/17◊	1,282,000	1,278,250
0%, 11/9/17◊	393,600,000	391,004,466
Total U.S. Government Agency Notes (cost $467,991,571)		467,754,169
Total Investments (total cost $10,775,778,258) – 100.0%		12,696,576,878
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,461,308
Net Assets – 100%		$12,698,038,186

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,418,781,964	97.8%
Belgium	57,457,303	0.5
Netherlands	47,100,200	0.4
United Kingdom	40,449,890	0.3
Singapore	31,564,349	0.2
Taiwan	30,338,903	0.2
France	24,504,421	0.2
Canada	20,556,300	0.2
Switzerland	13,134,398	0.1
Germany	10,949,346	0.1
Luxembourg	945,973	0.0
Hong Kong	793,831	0.0

Total	$12,696,576,878	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $685,453,533, which represents 5.4% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Colony American Homes III
6,162,871	—	—	6,162,871	$—	$344,978	$6,356,755
Janus Cash Liquidity Fund LLC
39,813,742	992,246,642	(963,007,040)	69,053,344	—	75,808	69,053,344

Total				$—	$420,786	$75,410,099

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$7,735,272	$6,356,755	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,604,647	10,618,318	0.1
Total		$18,339,919	$16,975,073	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$362,801,099	$-
Bank Loans and Mezzanine Loans	-	261,452,708	-
Corporate Bonds	-	2,069,986,133	-
Inflation-Indexed Bonds	-	76,557,963	-
Mortgage-Backed Securities	-	1,076,141,124	-
United States Treasury Notes/Bonds	-	316,153,931	-
Common Stocks
Real Estate Management & Development	112,293,246	-	6,356,755
All Other	7,836,403,532	-	-
Preferred Stocks	-	41,622,874	-
Investment Companies	-	69,053,344	-
U.S. Government Agency Notes	-	467,754,169	-
Total Assets	$7,948,696,778	$4,741,523,345	$6,356,755

Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,769,350,860	$2,077,991,268	$(150,765,250)	$ 1,927,226,018

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Contrarian Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 98.2%
Airlines – 11.8%
Southwest Airlines Co	1,244,144	$62,008,137
United Continental Holdings Inc*	3,814,327	277,988,152
		339,996,289
Banks – 9.9%
Bank of America Corp	6,218,638	137,431,900
BB&T Corp	1,916,706	90,123,516
Wells Fargo & Co	1,069,853	58,959,599
		286,515,015
Beverages – 2.0%
Coca-Cola Co	681,837	28,268,962
Diageo PLC (ADR)#	275,313	28,616,033
		56,884,995
Biotechnology – 0.5%
HLS Therapeutics Inc*,†,£,§	1,935,741	13,356,613
Capital Markets – 5.1%
Goldman Sachs Group Inc	614,084	147,042,414
Chemicals – 4.6%
Air Products & Chemicals Inc	593,059	85,293,745
Platform Specialty Products Corp*,#	4,894,830	48,018,282
		133,312,027
Communications Equipment – 2.9%
Motorola Solutions Inc†	1,022,637	84,766,381
Construction & Engineering – 1.0%
Quanta Services Inc*	837,633	29,191,510
Construction Materials – 0.5%
Cemex SAB de CV (ADR)#	1,790,622	14,378,695
Containers & Packaging – 8.7%
Ball Corp	1,889,710	141,860,530
Crown Holdings Inc*	2,055,816	108,074,247
		249,934,777
Distributors – 2.1%
LKQ Corp*	1,945,470	59,628,656
Diversified Consumer Services – 0.7%
DeVry Education Group Inc	649,011	20,249,143
Electronic Equipment, Instruments & Components – 11.2%
Knowles Corp*,#,£	10,454,401	174,693,041
Zebra Technologies Corp*	1,740,561	149,270,511
		323,963,552
Hotels, Restaurants & Leisure – 5.4%
Popeyes Louisiana Kitchen Inc*,£	1,392,896	84,242,350
Wendy's Co	5,380,858	72,749,200
		156,991,550
Internet & Direct Marketing Retail – 1.9%
Lands' End Inc*,#,£	3,697,532	56,017,610
Leisure Products – 4.7%
Mattel Inc	4,875,907	134,331,238
Media – 2.6%
News Corp	6,553,742	75,105,883
Oil, Gas & Consumable Fuels – 10.0%
Anadarko Petroleum Corp	1,569,484	109,440,119
Enterprise Products Partners LP	6,412,836	173,403,086
Plains All American Pipeline LP	226,976	7,329,055
		290,172,260
Personal Products – 1.4%
Edgewell Personal Care Co*	561,815	41,006,877
Pharmaceuticals – 0.5%
Indivior PLC	4,155,687	15,142,011
Real Estate Management & Development – 8.0%
Colony American Homes III§	1,377,158	1,420,483
Howard Hughes Corp*,#	264,121	30,136,206
St Joe Co*,£	10,451,593	198,580,267
		230,136,956
Textiles, Apparel & Luxury Goods – 1.6%
Cie Financiere Richemont SA	687,827	45,555,696
Trading Companies & Distributors – 1.1%
Veritiv Corp*	617,144	33,171,490
Total Common Stocks (cost $2,599,554,783)		2,836,851,638

Shares or Contract Amounts		Value
Investment Companies – 3.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	53,765,490	$53,765,490
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	56,934,000	56,934,000
Total Investment Companies (cost $110,699,490)		110,699,490
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
American Airlines Group Inc, exercise price $48.00, expires February 2017* (premiums paid $3,392,000)	16,000	3,121,158
Total Investments (total cost $2,713,646,273) – 102.1%		2,950,672,286
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(61,447,995)
Net Assets – 100%		$2,889,224,291

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,846,979,851	96.5%
Switzerland	45,555,696	1.5
United Kingdom	43,758,044	1.5
Mexico	14,378,695	0.5

Total	$2,950,672,286	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
British Pound	1/19/17	10,462,000	$12,897,367	$288,865

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
S&P 500 E-mini	2,351	3/17	$2,307,318	$1,069,705

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $36,151,363.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

HLS Therapeutics Inc
1,935,741	—	—	1,935,741	$—	$—	$13,356,613
Janus Cash Collateral Fund LLC
88,819,420	248,712,841	(283,766,771)	53,765,490	—	1,576,272(1)	53,765,490
Janus Cash Liquidity Fund LLC
375,198,142	348,708,468	(666,972,610)	56,934,000	—	212,826	56,934,000
Knowles Corp
10,358,010	96,391	—	10,454,401	—	—	174,693,041
Lands' End Inc
3,697,532	—	—	3,697,532	—	—	56,017,610
Popeyes Louisiana Kitchen Inc
1,225,019	167,877	—	1,392,896	—	—	84,242,350
St Joe Co
10,451,593	—	—	10,451,593	—	—	198,580,267

Total				$—	$1,789,098	$637,589,371
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$1,728,531	$1,420,483	0.0%
HLS Therapeutics Inc	7/2/15	17,597,650	13,356,613	0.5
Total		$19,326,181	$14,777,096	0.5%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Biotechnology	$-	$-	$13,356,613
Pharmaceuticals	-	15,142,011	-
Real Estate Management & Development	228,716,473	-	1,420,483
Textiles, Apparel & Luxury Goods	-	45,555,696	-
All Other	2,532,660,362	-	-
Investment Companies	-	110,699,490	-
OTC Purchased Options – Calls	-	3,121,158	-
Total Investments in Securities	$2,761,376,835	$174,518,355	$14,777,096
Other Financial Instruments(a):

Forward Currency Contracts	-	288,865	-
Variation Margin Receivable	1,069,705	-	-
Total Assets	$2,762,446,540	$174,807,220	$14,777,096

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $55,832,697 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $9,245,574.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on sold futures contracts is $192,978,479.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $1,698,740.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,736,880,089	$506,571,991	$(292,779,794)	$ 213,792,197

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 93.2%
Airlines – 0.5%
Spring Airlines Co Ltdß	57,588	$303,609
Auto Components – 0.6%
Hyundai Mobis Co Ltd*	1,494	325,895
Automobiles – 6.4%
Astra International Tbk PT	750,100	458,807
Chongqing Changan Automobile Co Ltd	900,000	1,285,743
Great Wall Motor Co Ltd	232,000	215,162
Hyundai Motor Co	5,542	665,943
Mahindra & Mahindra Ltd	24,852	431,885
Maruti Suzuki India Ltd	4,086	318,321
Yulon Motor Co Ltd	384,157	319,066
		3,694,927
Banks – 15.3%
Abu Dhabi Commercial Bank PJSC	296,630	556,313
Atlas Mara Ltd*	47,062	91,771
Axis Bank Ltd	43,858	289,852
Bangkok Bank PCL (NVDR)	56,300	250,042
Bank Negara Indonesia Persero Tbk PT	1,168,300	477,607
Bank of China Ltd	1,110,000	489,767
China Construction Bank Corp	1,376,000	1,054,227
Erste Group Bank AG*	9,034	264,465
Grupo Financiero Banorte SAB de CV	90,900	447,885
Hana Financial Group Inc	25,374	655,133
Industrial & Commercial Bank of China Ltd	1,480,000	882,757
Itau Unibanco Holding SA (ADR)†	88,949	914,396
Metropolitan Bank & Trust Co	325,201	475,498
Moneta Money Bank AS*	88,884	286,921
Sberbank of Russia PJSC (ADR)	84,181	972,107
Shinhan Financial Group Co Ltd*	15,052	564,441
Turkiye Garanti Bankasi AS	92,363	199,846
		8,873,028
Beverages – 1.4%
Fomento Economico Mexicano SAB de CV	58,600	446,225
Vina Concha y Toro SA	235,156	377,668
		823,893
Capital Markets – 1.9%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	55,700	280,944
CITIC Securities Co Ltd	167,500	337,628
Haitong International Securities Group Ltd	864,609	493,121
		1,111,693
Chemicals – 1.3%
LG Chem Ltd*	1,605	346,144
Sasol Ltd	13,377	386,068
		732,212
Commercial Services & Supplies – 0.5%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	35,300	266,105
Construction & Engineering – 0.3%
13 Holdings Ltd*	502,186	146,712
Diversified Financial Services – 0.9%
FirstRand Ltd	128,618	494,966
Diversified Telecommunication Services – 0.7%
China Telecom Corp Ltd	495,693	228,297
KT Corp*	6,120	148,941
		377,238
Electric Utilities – 1.7%
Power Grid Corp of India Ltd	238,464	644,273
Tenaga Nasional Bhd	118,200	365,774
		1,010,047
Electronic Equipment, Instruments & Components – 4.8%
Chroma ATE Inc	122,000	284,745
Delta Electronics Inc	94,358	462,522
Hangzhou Hikvision Digital Technology Co Ltdß	171,950	588,186
Hon Hai Precision Industry Co Ltd	227,099	588,373
Largan Precision Co Ltd	5,000	581,930
WPG Holdings Ltd	222,000	260,646
		2,766,402
Equity Real Estate Investment Trusts (REITs) – 0.5%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	329,071	279,336

Shares or Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 0.7%
X5 Retail Group NV (GDR)	12,095	$392,608
Food Products – 1.3%
BRF SA	25,400	375,159
Gruma SAB de CV	17,220	218,890
Industrias Bachoco SAB de CV	3,810	186,766
		780,815
Gas Utilities – 1.1%
Infraestructura Energetica Nova SAB de CV	146,900	640,157
Health Care Providers & Services – 0.6%
Shanghai Pharmaceuticals Holding Co Ltd	159,000	363,407
Hotels, Restaurants & Leisure – 0.9%
Genting Malaysia Bhd	238,200	242,938
Melco International Development Ltd	223,000	301,643
		544,581
Independent Power and Renewable Electricity Producers – 1.0%
Beijing Jingneng Clean Energy Co Ltd	1,912,105	592,896
Industrial Conglomerates – 1.3%
Seibu Holdings Inc	24,269	434,369
Shun Tak Holdings Ltd	854,000	292,748
		727,117
Insurance – 2.2%
Hyundai Marine & Fire Insurance Co Ltd*	8,547	222,549
Ping An Insurance Group Co of China Ltdß	211,400	1,076,215
		1,298,764
Internet & Direct Marketing Retail – 0.5%
Ctrip.com International Ltd (ADR)*	7,944	317,760
Internet Software & Services – 9.1%
Alibaba Group Holding Ltd (ADR)*	20,853	1,831,102
Baidu Inc (ADR)*	1,955	321,422
Mail.Ru Group Ltd (GDR)*	26,154	479,962
NAVER Corp*	412	263,918
Tencent Holdings Ltd	85,400	2,072,780
Yandex NV*	15,833	318,718
		5,287,902
Machinery – 0.6%
Iochpe Maxion SA	98,700	351,790
Marine – 0.5%
Orient Overseas International Ltd	65,500	271,066
Media – 2.1%
Naspers Ltd	8,331	1,214,759
Metals & Mining – 1.6%
Baoshan Iron & Steel Co Ltdß	310,100	282,933
Cia de Minas Buenaventura SAA (ADR)	23,707	267,415
Hyundai Steel Co*	8,540	400,882
		951,230
Multiline Retail – 1.1%
SACI Falabella	34,880	276,183
Woolworths Holdings Ltd/South Africa	73,311	377,300
		653,483
Oil, Gas & Consumable Fuels – 6.2%
China Petroleum & Chemical Corp	280,000	198,154
Coal India Ltd	96,619	426,494
LUKOIL PJSC (ADR)	8,873	496,900
Novatek PJSC (GDR)	2,856	369,983
PetroChina Co Ltd	744,000	549,028
Petroleo Brasileiro SA (ADR)*	59,843	605,013
PTT PCL	31,200	323,320
Reliance Industries Ltd	18,928	301,487
Ultrapar Participacoes SA (ADR)	16,338	338,850
		3,609,229
Paper & Forest Products – 0.6%
Empresas CMPC SA	181,608	371,579
Personal Products – 0.4%
LG Household & Health Care Ltd*	333	235,984
Pharmaceuticals – 2.1%
Sun Pharmaceutical Industries Ltd	39,816	367,640
Yunnan Baiyao Group Co Ltdß	75,673	829,196
		1,196,836
Real Estate Management & Development – 4.0%
Belle Corp	4,081,567	263,432
Central China Real Estate Ltd	2,125,794	463,099
CSI Properties Ltd	8,630,000	305,652
Emaar Properties PJSC	253,978	491,828

Shares or Contract Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Filinvest Land Inc	6,702,000	$206,802
Longfor Properties Co Ltd	263,500	333,396
Siam Future Development PCL	1,650,840	283,328
		2,347,537
Semiconductor & Semiconductor Equipment – 7.4%
Hua Hong Semiconductor Ltd (144A)	439,623	486,633
SK Hynix Inc*	37,541	1,372,473
Taiwan Semiconductor Manufacturing Co Ltd	434,000	2,430,718
		4,289,824
Software – 0.5%
Com2uSCorp	3,668	264,199
Technology Hardware, Storage & Peripherals – 4.5%
Pegatron Corp	168,000	396,390
Samsung Electronics Co Ltd	1,493	2,206,359
		2,602,749
Thrifts & Mortgage Finance – 2.4%
Housing Development Finance Corp Ltd	25,661	477,077
LIC Housing Finance Ltd	112,728	928,146
		1,405,223
Tobacco – 0.5%
ITC Ltd	75,250	267,354
Transportation Infrastructure – 0.8%
Shanghai International Airport Co Ltdß	126,900	483,895
Wireless Telecommunication Services – 2.4%
China Mobile Ltd	105,000	1,101,063
MTN Group Ltd	31,443	287,414
		1,388,477
Total Common Stocks (cost $52,992,262)		54,057,284
Preferred Stocks – 2.0%
Paper & Forest Products – 0.7%
Suzano Papel e Celulose SA	98,200	428,796
Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co Ltd	624	733,883
Total Preferred Stocks (cost $1,003,644)		1,162,679
Warrants – 0%
Banks – 0%
Atlas Mara Ltd, expires 8/21/17 (144A)* (cost $21,536)	69,975	353
Investment Companies – 1.8%
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $1,050,013)	1,050,013	1,050,013
OTC Purchased Options – Calls – 0.2%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price 6.80 CNH, expires July 2017* (premiums paid $60,168)	1,754,183	105,896
Total Investments (total cost $55,127,623) – 97.2%		56,376,225
Cash, Receivables and Other Assets, net of Liabilities – 2.8%		1,635,077
Net Assets – 100%		$58,011,302

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$16,688,355	29.6%
South Korea	8,406,744	14.9
Taiwan	5,324,390	9.4
India	4,452,529	7.9
Brazil	3,561,053	6.3
Russia	3,030,278	5.4
South Africa	2,852,278	5.1
Mexico	1,939,923	3.4
Hong Kong	1,810,942	3.2
United States	1,155,909	2.0
United Arab Emirates	1,048,141	1.9
Chile	1,025,430	1.8
Philippines	945,732	1.7
Indonesia	936,414	1.7
Thailand	856,690	1.5

Malaysia	608,712	1.1
Turkey	479,182	0.8
Japan	434,369	0.8
Czech Republic	286,921	0.5
Peru	267,415	0.5
Austria	264,465	0.5
United Kingdom	353	0.0

Total	$56,376,225	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Japanese Yen	1/19/17	2,750,000	$23,556	$318
Japanese Yen	1/19/17	2,000,000	17,132	(39)

			40,688	279
Credit Suisse International:
Japanese Yen	2/9/17	43,852,000	376,081	375
Total			$416,769	$654

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date		Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
Goldman Sachs International	CNH Currency	1,754,183	7.20	CNH	7/17	$28,593	$(13,327)	$(41,920)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Credit Suisse International	1 month USD LIBOR plus 125 basis points	Moscow Exchange MICEX – RTS OAO	2/5/18	$167,011	$3,141

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited
PJSC	Private Joint Stock Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $486,986, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $514,000.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	140,000	6,824,132	(6,964,132)	—	$—	$246(1)	$—
Janus Cash Liquidity Fund LLC	429,141	7,309,827	(6,688,955)	1,050,013	—	1,106	1,050,013

Total					$—	$1,352	$1,050,013
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Airlines	$-	$303,609	$-
Auto Components	-	325,895	-
Automobiles	-	3,694,927	-
Banks	2,228,316	6,644,712	-
Beverages	-	823,893	-
Capital Markets	-	1,111,693	-
Chemicals	-	732,212	-
Commercial Services & Supplies	-	266,105	-
Construction & Engineering	-	146,712	-
Diversified Financial Services	-	494,966	-
Diversified Telecommunication Services	-	377,238	-
Electric Utilities	-	1,010,047	-
Electronic Equipment, Instruments & Components	-	2,766,402	-
Equity Real Estate Investment Trusts (REITs)	-	279,336	-
Food Products	186,766	594,049	-
Gas Utilities	-	640,157	-
Health Care Providers & Services	-	363,407	-
Hotels, Restaurants & Leisure	-	544,581	-
Independent Power and Renewable Electricity Producers	-	592,896	-
Industrial Conglomerates	-	727,117	-
Insurance	-	1,298,764	-
Internet Software & Services	2,951,204	2,336,698	-
Machinery	-	351,790	-
Marine	-	271,066	-
Media	-	1,214,759	-
Metals & Mining	267,415	683,815	-
Multiline Retail	-	653,483	-
Oil, Gas & Consumable Fuels	1,810,746	1,798,483	-
Paper & Forest Products	-	371,579	-
Personal Products	-	235,984	-

Pharmaceuticals	-	1,196,836	-
Real Estate Management & Development	-	2,347,537	-
Semiconductor & Semiconductor Equipment	-	4,289,824	-
Software	-	264,199	-
Technology Hardware, Storage & Peripherals	-	2,602,749	-
Thrifts & Mortgage Finance	-	1,405,223	-
Tobacco	-	267,354	-
Transportation Infrastructure	-	483,895	-
Wireless Telecommunication Services	-	1,388,477	-
All Other	710,368	-	-
Preferred Stocks	-	1,162,679	-
Warrants	353	-	-
Investment Companies	-	1,050,013	-
OTC Purchased Options – Calls	-	105,896	-
Total Investments in Securities	$8,155,168	$48,221,057	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	693	-
Outstanding Swap Contracts, at Value	-	3,141
Total Assets	$8,155,168	$48,224,891	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$39	$-
Options Written, at Value	-	41,920	-
Total Liabilities	$-	$41,959	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $39,831,037 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $1,013,244 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $509,316.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $66,106.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call options is $24,369.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	1,754,183	$ 28,593
Options written	-	-
Options closed	-	-
Options expired	-	-
Options exercised	-	-
Options outstanding at December 31, 2016	1,754,183	$ 28,593

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended December 31, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $3,359.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 55,812,476	$ 4,398,566	$ (3,834,817)	$ 563,749

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreement between Janus Capital and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadviser to the Fund. As a result, the consummation of the Transaction may cause such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Janus Singapore in order to permit Janus Singapore to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved an interim investment advisory agreement between the Fund and Janus Capital and an interim sub-advisory agreement between Janus Capital and Janus Singapore. In the event shareholders of the Fund do not approve the new investment advisory agreement and the new investment sub-advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement or interim investment sub-advisory agreement will take effect upon the closing of the Transaction. Such interim agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, or the consummation of the Fund’s merger. Compensation earned by Janus Capital and Janus Singapore, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or Janus Singapore, as applicable, if shareholders approve the new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement and interim investment sub-advisory agreement are substantially similar to those of the current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

In connection with the Transaction, Janus Capital has evaluated its capabilities, the capabilities of the existing subadvisers, and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. Janus Capital determined that it would be in the best interest of the Fund to draw upon the combined resources of Janus Henderson following the Transaction by appointing Henderson Investment Management Limited (“HIML”) as subadviser to the Fund. Janus Capital believes that HIML provides seasoned resources focused on real estate and expertise with non-U.S. investments that can benefit the Fund.

HIML is a Securities and Exchange Commission registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment subadviser to several mutual funds offered by Henderson. No changes to the investment objectives, policies, or restrictions of the Fund are anticipated in connection with the appointment of HIML as subadviser.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, an investment sub-advisory agreement between Janus Capital and HIML with respect to the Fund. If approved by shareholders, HIML would become subadviser to the Fund upon the closing of the Transaction and would replace Janus Singapore as subadviser to the Fund. Janus Capital would pay HIML a sub-advisory fee from its investment advisory fee for managing the Fund.

Glen Finegan, Head of Emerging Markets Equities of HIML, and Michael Cahoon, Portfolio Manager of Henderson Emerging Markets Fund, would serve as the Fund’s portfolio managers.

Fund Merger

On December 8, 2016, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger (the “Merger”) of the Fund into Janus Henderson Emerging Markets Fund, a newly formed series of the Trust (the “Acquiring Fund”). The Acquiring Fund is being formed to facilitate the transfer of Henderson Emerging Markets Fund (the “Henderson Fund”), a mutual fund managed by Henderson Global Investors (North America) Inc., a subsidiary of Henderson, to the Janus Capital platform through a merger of the Henderson Fund into the Acquiring Fund. The investment objective and principal investment policies of the Acquiring Fund will correspond to those of the Henderson Fund. The Acquiring Fund will be managed by Glen Finegan, Head of Emerging Markets Equities, and Michael Cahoon, Portfolio Manager of Henderson Emerging Markets Fund, both of HIML, which will serve as subadviser to the Acquiring Fund. The Henderson Fund is expected to be the surviving fund for accounting purposes.

The Merger is subject to certain conditions, including (i) approval by shareholders of the Fund, (ii) the closing of the Transaction, and (iii) the consummation of the merger of the Henderson Fund into the Acquiring Fund, which is subject to certain conditions, including approval of such merger by shareholders of the Henderson Fund.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, may accelerate distributions, which are taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of the Acquiring Fund approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders of record as of December 29, 2016, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Fund shareholders as of December 29, 2016, are eligible to vote on the Merger. Therefore, if you purchased shares of the Fund after December 29, 2016, and assuming shareholders of the Fund as of that date approve the Merger, any shares of the Fund you hold as of the Merger date will automatically be converted into shares of the Acquiring Fund.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders of the Fund into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

A full description of the Acquiring Fund and the terms of the Merger will be contained in the proxy statement/prospectus that will be sent to shareholders of the Fund of record as of December 29, 2016. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at janus.com/fundupdate, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital).

Shareholders of record as of December 29, 2016, are expected to receive a proxy statement/prospectus, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Enterprise Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 91.4%
Aerospace & Defense – 1.7%
HEICO Corp	903,513	$61,348,533
Teledyne Technologies Inc*	1,062,538	130,692,174
		192,040,707
Air Freight & Logistics – 0.9%
Expeditors International of Washington Inc#	1,976,829	104,692,864
Airlines – 1.5%
Ryanair Holdings PLC (ADR)*	1,996,662	166,242,078
Banks – 0.6%
SVB Financial Group*	357,090	61,298,069
Biotechnology – 2.1%
AbbVie Inc†	687,244	43,035,219
Celgene Corp*,†	1,236,982	143,180,667
TESARO Inc*,#	370,768	49,860,881
		236,076,767
Building Products – 1.3%
Allegion PLC	1,063,753	68,080,192
AO Smith Corp	1,671,135	79,128,242
		147,208,434
Capital Markets – 5.3%
FactSet Research Systems Inc	352,729	57,646,500
LPL Financial Holdings Inc#	3,587,172	126,304,326
MSCI Inc	1,459,402	114,971,690
TD Ameritrade Holding Corp	6,521,521	284,338,316
		583,260,832
Chemicals – 0.3%
Potash Corp of Saskatchewan Inc	1,920,011	34,732,999
Commercial Services & Supplies – 1.9%
Edenred	2,215,752	43,904,840
Ritchie Bros Auctioneers Inc†,#	4,865,733	165,434,922
		209,339,762
Containers & Packaging – 1.8%
Sealed Air Corp	4,330,527	196,346,094
Diversified Consumer Services – 1.5%
ServiceMaster Global Holdings Inc*	4,454,382	167,796,570
Electrical Equipment – 3.0%
AMETEK Inc†	1,325,081	64,398,937
Sensata Technologies Holding NV*	6,916,511	269,398,103
		333,797,040
Electronic Equipment, Instruments & Components – 6.9%
Amphenol Corp	1,334,772	89,696,678
Belden Inc	1,494,218	111,722,680
Flex Ltd*	10,411,391	149,611,689
National Instruments Corp	5,774,473	177,969,258
TE Connectivity Ltd	3,311,031	229,388,228
		758,388,533
Equity Real Estate Investment Trusts (REITs) – 4.6%
Crown Castle International Corp	2,656,463	230,501,295
Lamar Advertising Co	4,131,125	277,776,845
		508,278,140
Health Care Equipment & Supplies – 8.0%
Boston Scientific Corp*	9,086,678	196,544,845
Cooper Cos Inc	459,936	80,456,604
DexCom Inc*,#	1,136,256	67,834,483
Masimo Corp*	870,802	58,692,055
STERIS PLC	2,788,434	187,912,567
Teleflex Inc	802,930	129,392,170
Varian Medical Systems Inc*	1,839,446	165,145,462
		885,978,186
Health Care Providers & Services – 1.0%
Henry Schein Inc*,†	728,487	110,518,763
Health Care Technology – 1.7%
athenahealth Inc*,#	1,733,723	182,335,648
Hotels, Restaurants & Leisure – 2.2%
Dunkin' Brands Group Inc	2,860,368	149,997,698
Norwegian Cruise Line Holdings Ltd*	2,137,338	90,900,985
		240,898,683
Industrial Conglomerates – 0.6%
Roper Technologies Inc	344,960	63,155,277

Shares		Value
Common Stocks – (continued)
Information Technology Services – 8.4%
Amdocs Ltd	3,369,981	$196,301,393
Broadridge Financial Solutions Inc	1,964,792	130,265,710
Fidelity National Information Services Inc	1,212,752	91,732,561
Gartner Inc*	743,754	75,171,217
Global Payments Inc	1,441,111	100,027,515
Jack Henry & Associates Inc	1,443,625	128,165,028
WEX Inc*	1,790,444	199,813,550
		921,476,974
Insurance – 1.3%
Aon PLC	1,289,437	143,810,909
Internet Software & Services – 2.9%
Cimpress NV*,#	1,921,017	175,984,367
CoStar Group Inc*	742,884	140,026,205
		316,010,572
Leisure Products – 0.5%
Polaris Industries Inc#	677,828	55,846,249
Life Sciences Tools & Services – 4.6%
PerkinElmer Inc	3,684,287	192,135,567
Quintiles IMS Holdings Inc*,†	2,635,987	200,466,811
Waters Corp*	867,303	116,556,850
		509,159,228
Machinery – 1.7%
Middleby Corp*	552,743	71,198,826
Rexnord Corp*,†	3,904,927	76,497,520
Wabtec Corp/DE#	420,064	34,873,713
		182,570,059
Media – 1.1%
Omnicom Group Inc	1,409,566	119,968,162
Multiline Retail – 1.2%
Dollar General Corp	1,217,385	90,171,707
Dollar Tree Inc*,†	531,290	41,004,962
		131,176,669
Oil, Gas & Consumable Fuels – 0.8%
World Fuel Services Corp	1,993,690	91,530,308
Professional Services – 2.8%
IHS Markit Ltd*	3,002,941	106,334,141
Verisk Analytics Inc*	2,516,642	204,275,831
		310,609,972
Road & Rail – 1.5%
Canadian Pacific Railway Ltd	467,277	66,713,137
Old Dominion Freight Line Inc*	1,118,379	95,945,734
		162,658,871
Semiconductor & Semiconductor Equipment – 5.9%
KLA-Tencor Corp	1,971,653	155,129,658
Lam Research Corp	1,244,970	131,630,678
Microchip Technology Inc	1,481,147	95,015,580
ON Semiconductor Corp*	7,728,311	98,613,248
Xilinx Inc	2,819,395	170,206,876
		650,596,040
Software – 8.0%
Apptio Inc*,§	181,903	3,202,129
Atlassian Corp PLC*	4,910,276	118,239,446
Cadence Design Systems Inc*	5,185,404	130,775,889
Constellation Software Inc/Canada	405,126	184,115,810
Intuit Inc	954,670	109,414,729
Nice Ltd (ADR)	2,409,831	165,699,980
SS&C Technologies Holdings Inc	6,178,427	176,703,012
		888,150,995
Specialty Retail – 1.0%
Tractor Supply Co	566,872	42,974,566
Williams-Sonoma Inc#	1,402,197	67,852,313
		110,826,879
Textiles, Apparel & Luxury Goods – 2.8%
Carter's Inc	838,204	72,412,444
Gildan Activewear Inc	6,524,025	165,514,514
Wolverine World Wide Inc	3,224,442	70,776,502
		308,703,460
Total Common Stocks (cost $8,063,029,687)		10,085,480,793
Preferred Stocks – 0.4%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%	124,900	13,198,183

Shares		Value
Preferred Stocks – (continued)
Machinery – 0.3%
Rexnord Corp, 5.7500%	600,000	$29,400,000
Total Preferred Stocks (cost $42,490,000)		42,598,183
Investment Companies – 10.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.5%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	169,281,664	169,281,664
Money Markets – 8.7%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	956,443,958	956,443,958
Total Investment Companies (cost $1,125,725,622)		1,125,725,622
Total Investments (total cost $9,231,245,309) – 102.0%		11,253,804,598
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(221,190,241)
Net Assets – 100%		$11,032,614,357

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$10,036,872,731	89.2%
Canada	616,511,382	5.5
Ireland	166,242,078	1.5
Israel	165,699,980	1.5
Australia	118,239,446	1.0
United Kingdom	106,334,141	0.9
France	43,904,840	0.4

Total	$11,253,804,598	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	1/12/17	14,000,000	$14,742,293	$160,776
Barclays Capital, Inc.:
Canadian Dollar	2/23/17	12,717,000	9,479,127	(102,585)
Euro	1/19/17	15,000,000	15,802,170	114,919
Euro	2/23/17	54,700,000	57,725,989	(666,778)

			83,007,286	(654,444)
Citibank NA:
Canadian Dollar	1/19/17	27,115,000	20,202,082	343,881
Euro	1/19/17	21,998,000	23,174,410	224,080

			43,376,492	567,961
HSBC Securities (USA), Inc.:
Canadian Dollar	1/19/17	15,168,000	11,300,947	187,221
Euro	1/19/17	19,928,000	20,993,710	198,423

			32,294,657	385,644
JPMorgan Chase & Co.:
Euro	1/12/17	38,299,000	40,329,650	469,279
RBC Capital Markets Corp.:
Canadian Dollar	2/9/17	30,910,000	23,036,197	(207,777)
Euro	2/9/17	25,300,000	26,683,008	(175,110)

			49,719,205	(382,887)
Total			$263,469,583	$546,329

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $222,315,650.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	433,157,179	383,122,581	(646,998,096)	169,281,664	$—	$623,558(1)	$169,281,664
Janus Cash Liquidity Fund LLC	638,312,949	908,235,009	(590,104,000)	956,443,958	—	670,785	956,443,958

Total					$—	$1,294,343	$1,125,725,622
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio Inc	5/2/13	$4,128,216	$3,202,129	0.0%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$165,434,922	$43,904,840	$-
Software	700,833,056	187,317,939	-
All Other	8,987,990,036	-	-
Preferred Stocks	-	42,598,183	-
Investment Companies	-	1,125,725,622	-
Total Investments in Securities	$9,854,258,014	$1,399,546,584	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	1,698,579	-
Total Assets	$9,854,258,014	$1,401,245,163	$-

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$1,152,250	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $234,452,671 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $233,837,042.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,231,445,209	$2,156,767,523	$(134,408,134)	$ 2,022,359,389

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Forty Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 98.0%
Aerospace & Defense – 1.5%
General Dynamics Corp	168,834	$29,150,878
Automobiles – 0.9%
Tesla Motors Inc*	81,150	17,340,943
Biotechnology – 5.1%
Celgene Corp*	615,863	71,286,142
Regeneron Pharmaceuticals Inc*	84,171	30,898,332
		102,184,474
Capital Markets – 11.6%
Charles Schwab Corp	1,762,282	69,557,271
Goldman Sachs Group Inc	238,222	57,042,258
Intercontinental Exchange Inc	1,220,756	68,875,054
S&P Global Inc	331,295	35,627,464
		231,102,047
Construction Materials – 2.5%
Vulcan Materials Co	398,679	49,894,677
Containers & Packaging – 2.1%
Sealed Air Corp	925,698	41,971,147
Equity Real Estate Investment Trusts (REITs) – 1.5%
Crown Castle International Corp	342,373	29,707,705
Food & Staples Retailing – 2.5%
Costco Wholesale Corp	310,719	49,749,219
Health Care Equipment & Supplies – 4.1%
Boston Scientific Corp*	3,203,655	69,295,058
DexCom Inc*	219,223	13,087,613
		82,382,671
Hotels, Restaurants & Leisure – 1.4%
Starbucks Corp	498,209	27,660,564
Industrial Conglomerates – 3.9%
General Electric Co	2,455,131	77,582,140
Information Technology Services – 5.8%
Mastercard Inc	829,625	85,658,781
PayPal Holdings Inc*	778,537	30,728,855
		116,387,636
Internet & Direct Marketing Retail – 7.7%
Amazon.com Inc*	107,698	80,759,499
Ctrip.com International Ltd (ADR)*	575,961	23,038,440
Netflix Inc*	136,341	16,879,016
Priceline Group Inc*	23,260	34,100,556
		154,777,511
Internet Software & Services – 10.0%
Alphabet Inc - Class C*	141,058	108,871,386
CoStar Group Inc*	203,341	38,327,745
Facebook Inc	466,431	53,662,887
		200,862,018
Life Sciences Tools & Services – 2.3%
Quintiles IMS Holdings Inc*	607,416	46,193,987
Pharmaceuticals – 10.4%
Allergan plc	288,222	60,529,502
Bristol-Myers Squibb Co	643,901	37,629,574
Zoetis Inc	2,057,357	110,130,320
		208,289,396
Road & Rail – 2.5%
CSX Corp	1,382,969	49,690,076
Semiconductor & Semiconductor Equipment – 1.3%
Texas Instruments Inc	350,470	25,573,796
Software – 16.0%
Activision Blizzard Inc	1,319,584	47,650,178
Adobe Systems Inc*	599,126	61,680,022
Microsoft Corp	1,948,176	121,059,657
salesforce.com Inc*	969,310	66,358,963
Workday Inc*	355,621	23,502,992
		320,251,812
Specialty Retail – 2.2%
Lowe's Cos Inc	619,466	44,056,422
Textiles, Apparel & Luxury Goods – 2.7%
NIKE Inc	1,080,157	54,904,380
Total Common Stocks (cost $1,543,250,116)		1,959,713,499

Shares		Value
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $40,184,000)	40,184,000	$40,184,000
Total Investments (total cost $1,583,434,116) – 100.0%		1,999,897,499
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(867,560)
Net Assets – 100%		$1,999,029,939

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,976,859,059	98.8%
China	23,038,440	1.2

Total	$1,999,897,499	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	—	24,266,050	(24,266,050)	—	$—	$378(1)	$—
Janus Cash Liquidity Fund LLC	87,455,824	180,849,127	(228,120,951)	40,184,000	—	36,600	40,184,000

Total					$—	$36,978	$40,184,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,959,713,499	$-	$-
Investment Companies	-	40,184,000	-
Total Assets	$1,959,713,499	$40,184,000	$-

Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,586,900,550	$435,583,529	$(22,586,580)	$ 412,996,949

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 97.8%
Aerospace & Defense – 3.6%
General Dynamics Corp	769,295	$132,826,475
Northrop Grumman Corp	406,072	94,444,226
TransDigm Group Inc	134,763	33,550,596
		260,821,297
Auto Components – 0.7%
Delphi Automotive PLC	734,880	49,494,168
Beverages – 1.5%
Coca-Cola Co	2,687,008	111,403,352
Biotechnology – 3.6%
Amgen Inc	795,048	116,243,968
Celgene Corp*	671,859	77,767,679
Regeneron Pharmaceuticals Inc*	95,484	35,051,222
Shire PLC (ADR)	220,291	37,533,181
		266,596,050
Building Products – 0.5%
AO Smith Corp	702,093	33,244,104
Capital Markets – 1.4%
Intercontinental Exchange Inc	1,776,710	100,241,978
Consumer Finance – 0.5%
Synchrony Financial	1,057,337	38,349,613
Containers & Packaging – 1.4%
Ball Corp	1,317,373	98,895,191
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	914,537	34,450,609
Electrical Equipment – 0.4%
Sensata Technologies Holding NV*	838,109	32,644,346
Electronic Equipment, Instruments & Components – 2.6%
Amphenol Corp	1,237,833	83,182,378
Flex Ltd*	7,384,886	106,120,812
		189,303,190
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	1,184,606	125,189,162
Colony Starwood Homes	681,132	19,623,413
		144,812,575
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	624,123	99,928,333
Health Care Equipment & Supplies – 3.7%
Boston Scientific Corp*	5,041,514	109,047,948
STERIS PLC	769,943	51,886,459
Teleflex Inc	685,750	110,508,612
		271,443,019
Health Care Providers & Services – 0.3%
Aetna Inc	158,204	19,618,878
Health Care Technology – 1.4%
athenahealth Inc*	993,271	104,462,311
Hotels, Restaurants & Leisure – 6.0%
Aramark	2,637,002	94,193,711
Dunkin' Brands Group Inc	2,141,249	112,287,098
McDonald's Corp	993,284	120,902,528
Starbucks Corp	2,062,582	114,514,553
		441,897,890
Household Products – 1.9%
Colgate-Palmolive Co	549,617	35,966,936
Kimberly-Clark Corp	925,068	105,568,760
		141,535,696
Industrial Conglomerates – 1.9%
General Electric Co	2,398,587	75,795,349
Roper Technologies Inc	339,564	62,167,377
		137,962,726
Information Technology Services – 4.8%
Broadridge Financial Solutions Inc	567,999	37,658,334
Fidelity National Information Services Inc	1,325,573	100,266,342
Mastercard Inc†	914,843	94,457,540
Visa Inc	1,559,847	121,699,263
		354,081,479
Internet & Direct Marketing Retail – 3.8%
Amazon.com Inc*	318,817	239,071,304

Shares or Contract Amounts		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Netflix Inc*	311,618	$38,578,308
		277,649,612
Internet Software & Services – 10.2%
Alibaba Group Holding Ltd (ADR)*	424,474	37,273,062
Alphabet Inc - Class A*,†	67,219	53,267,696
Alphabet Inc - Class C*,†	568,959	439,133,935
CoStar Group Inc*	268,027	50,520,409
Facebook Inc	1,452,492	167,109,205
		747,304,307
Life Sciences Tools & Services – 2.8%
Quintiles IMS Holdings Inc*	1,454,288	110,598,602
Thermo Fisher Scientific Inc	660,776	93,235,494
		203,834,096
Media – 1.8%
Comcast Corp†	1,077,496	74,401,099
Liberty Global PLC*	1,980,994	58,835,522
		133,236,621
Multiline Retail – 1.8%
Dollar General Corp	1,778,270	131,716,459
Oil, Gas & Consumable Fuels – 0.8%
Anadarko Petroleum Corp	304,771	21,251,682
Antero Resources Corp*	1,462,157	34,580,013
		55,831,695
Personal Products – 0.6%
Estee Lauder Cos Inc	620,453	47,458,450
Pharmaceuticals – 5.7%
Allergan plc	448,940	94,281,889
Bristol-Myers Squibb Co	2,511,643	146,780,417
Eli Lilly & Co	1,369,880	100,754,674
Jazz Pharmaceuticals PLC*	294,209	32,077,607
Zoetis Inc	818,834	43,832,184
		417,726,771
Professional Services – 4.5%
Equifax Inc	562,222	66,471,507
IHS Markit Ltd*	2,051,556	72,645,598
Nielsen Holdings PLC	1,604,287	67,299,840
Verisk Analytics Inc*	1,502,032	121,919,937
		328,336,882
Real Estate Management & Development – 1.1%
CBRE Group Inc*	2,308,854	72,705,812
Colony American Homes III£,§	6,344,053	6,543,637
		79,249,449
Road & Rail – 0.8%
Canadian Pacific Railway Ltd	404,113	57,695,213
Semiconductor & Semiconductor Equipment – 2.1%
Microchip Technology Inc	927,617	59,506,630
Taiwan Semiconductor Manufacturing Co Ltd	3,545,814	19,859,155
Texas Instruments Inc	508,956	37,138,519
Xilinx Inc	618,786	37,356,111
		153,860,415
Software – 14.9%
Activision Blizzard Inc	1,556,862	56,218,287
Adobe Systems Inc*	1,806,605	185,989,985
Cadence Design Systems Inc*	2,344,675	59,132,703
Microsoft Corp	6,458,230	401,314,412
salesforce.com Inc*	2,953,819	202,218,449
SS&C Technologies Holdings Inc	2,691,495	76,976,757
Tyler Technologies Inc*	552,586	78,892,703
Ultimate Software Group Inc*	163,561	29,825,348
		1,090,568,644
Specialty Retail – 0.6%
AutoZone Inc*	55,974	44,207,705
Technology Hardware, Storage & Peripherals – 2.5%
Apple Inc†	1,551,108	179,649,329
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	1,403,220	71,325,673
Tobacco – 2.1%
Altria Group Inc	2,291,590	154,957,316
Wireless Telecommunication Services – 0.6%
T-Mobile US Inc*	824,886	47,439,194
Total Common Stocks (cost $6,056,243,809)		7,153,234,636

Shares or Contract Amounts		Value
Investment Companies – 2.1%
Money Markets – 2.1%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $152,495,561)	152,495,561	$152,495,561
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
Eli Lilly & Co, exercise price $80.00, expires January 2017*	2,308	15,246
Morgan Stanley & Co.:
Eli Lilly & Co, exercise price $80.00, expires January 2017*	2,365	15,622
Total OTC Purchased Options – Calls (premiums paid $2,212,962)		30,868
Total Investments (total cost $6,210,952,332) – 99.9%		7,305,761,065
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		5,325,105
Net Assets – 100%		$7,311,086,170

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,080,754,856	96.9%
United Kingdom	110,178,779	1.5
Canada	57,695,213	0.8
China	37,273,062	0.5
Taiwan	19,859,155	0.3

Total	$7,305,761,065	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $290,786,797.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Colony American Homes III
6,344,053	—	—	6,344,053	$—	$355,120	$6,543,637
Janus Cash Liquidity Fund LLC
216,510,151	407,944,410	(471,959,000)	152,495,561	—	167,785	152,495,561

Total				$—	$522,905	$159,039,198

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$7,962,676	$6,543,637	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$72,705,812	$-	$6,543,637
Semiconductor & Semiconductor Equipment	134,001,260	19,859,155	-
All Other	6,920,124,772	-	-
Investment Companies	-	152,495,561	-
OTC Purchased Options – Calls	-	30,868	-
Total Assets	$7,126,831,844	$172,385,584	$6,543,637

Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital.The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $43,769,337 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $20,547.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,211,429,669	$1,268,928,511	$(174,597,115)	$ 1,094,331,396

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. As a result, the consummation of the Transaction may cause such investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved an interim investment advisory agreement between the Fund and Janus Capital. In the event shareholders of the Fund do not approve the new investment advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement will take effect upon the closing of the Transaction. Such interim agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement, or the consummation of the Fund’s merger. Compensation earned by Janus Capital under the interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital if shareholders approve the new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement are substantially similar to those of the current investment advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Fund Merger

On December 8, 2016, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger of the Fund into Janus Research Fund (the “Acquiring Fund”), a similarly managed fund (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Fund.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, may accelerate distributions, which are taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of the Acquiring Fund approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders of record as of December 29, 2016, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Fund shareholders as of December 29, 2016, are eligible to vote on the Merger. Therefore, if you purchased shares of the Fund after December 29, 2016, and assuming shareholders of the Fund as of that date approve the Merger, any shares of the Fund you hold as of the Merger date will automatically be converted into shares of the Acquiring Fund.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders of the Fund into Class A Shares of another Janus fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

A full description of the Acquiring Fund and the terms of the Merger will be contained in the proxy statement/prospectus that will be sent to shareholders of the Fund of record as of December 29, 2016. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at janus.com/fundupdate, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital).

Shareholders of record as of December 29, 2016, are expected to receive a proxy statement/prospectus, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 0.5%
Consumer Non-Cyclical – 0.5%
PTC Therapeutics Inc, 3.0000%, 8/15/22 (cost $26,879,000)	$26,879,000	$16,009,804
Common Stocks – 98.3%
Biotechnology – 34.8%
AbbVie Inc	929,197	58,186,316
ACADIA Pharmaceuticals Inc*,#	578,114	16,672,808
Acerta Pharma BV*,§	143,797,410	17,110,454
Achillion Pharmaceuticals Inc*	2,374,555	9,806,912
Actelion Ltd*	251,266	54,326,602
Agios Pharmaceuticals Inc*,#	216,949	9,053,282
Alder Biopharmaceuticals Inc*,#	1,465,499	30,482,379
Alexion Pharmaceuticals Inc*	462,013	56,527,291
Alkermes PLC*	246,465	13,698,525
Alnylam Pharmaceuticals Inc*,#	261,164	9,777,980
AMAG Pharmaceuticals Inc*	833,081	28,991,219
Amgen Inc	770,653	112,677,175
Amicus Therapeutics Inc*,#	2,234,610	11,106,012
Ascendis Pharma A/S (ADR)*,#	594,295	12,028,531
Avexis Inc*,#	314,941	15,032,134
Axovant Sciences Ltd*,#	1,683,336	20,907,033
Biogen Inc*	166,719	47,278,174
Celgene Corp*	765,556	88,613,107
DBV Technologies SA (ADR)*	798,301	28,044,314
Dimension Therapeutics Inc*	652,461	2,838,205
Edge Therapeutics Inc*,#,£	1,239,508	15,493,850
Exelixis Inc*	1,142,530	17,035,122
FibroGen Inc*	678,868	14,527,775
Gilead Sciences Inc	852,074	61,017,019
Global Blood Therapeutics Inc*,#	610,270	8,818,402
Heron Therapeutics Inc*,#	1,256,007	16,453,692
Incyte Corp*	189,710	19,022,222
Insmed Inc*,#	1,450,055	19,184,228
Ironwood Pharmaceuticals Inc*,#	1,794,778	27,442,156
La Jolla Pharmaceutical Co*,#	653,980	11,464,269
Neurocrine Biosciences Inc*	702,023	27,168,290
ProQR Therapeutics NV*	255,092	1,249,951
Puma Biotechnology Inc*,#	513,577	15,766,814
Regeneron Pharmaceuticals Inc*	173,673	63,753,622
RPI International Holdings LP§	127,226	14,634,171
Shire PLC (ADR)	515,517	87,833,786
Solid GT LLC*,§	22,518	7,093,170
Spark Therapeutics Inc*,#	216,651	10,810,885
TESARO Inc*,#	142,884	19,215,040
Vertex Pharmaceuticals Inc*	199,125	14,669,539
		1,115,812,456
Health Care Equipment & Supplies – 14.6%
Baxter International Inc	806,413	35,756,352
Boston Scientific Corp*	4,077,651	88,199,591
Cooper Cos Inc	158,644	27,751,595
DexCom Inc*,#	652,853	38,975,324
Glaukos Corp*,#	533,580	18,301,794
Globus Medical Inc*	578,516	14,352,982
ICU Medical Inc*	164,925	24,301,699
iRhythm Technologies Inc*,#	67,840	2,035,200
Medtronic PLC	815,596	58,094,903
Nevro Corp*,#	227,140	16,503,992
STERIS PLC	756,004	50,947,110
Teleflex Inc	200,958	32,384,382
Varian Medical Systems Inc*	343,731	30,860,169
Wright Medical Group NV*	1,306,363	30,020,222
		468,485,315
Health Care Providers & Services – 14.2%
Acadia Healthcare Co Inc*,#	716,212	23,706,617
Aetna Inc	751,320	93,171,193
AmerisourceBergen Corp	487,353	38,106,131
Anthem Inc	246,185	35,394,017
DaVita Inc*	397,552	25,522,838
Diplomat Pharmacy Inc*	991,318	12,490,607
Envision Healthcare Corp*	794,097	50,258,399
HCA Holdings Inc*	604,645	44,755,823

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Henry Schein Inc*	112,308	$17,038,247
Humana Inc	300,694	61,350,597
Universal Health Services Inc	510,051	54,259,225
		456,053,694
Health Care Technology – 1.9%
athenahealth Inc*,#	561,282	59,030,028
Life Sciences Tools & Services – 3.4%
Quintiles IMS Holdings Inc*	708,391	53,873,136
Thermo Fisher Scientific Inc	386,475	54,531,623
		108,404,759
Pharmaceuticals – 28.5%
Allergan plc	383,399	80,517,624
AstraZeneca PLC	1,489,025	80,741,285
Bayer AG	267,074	27,858,735
Bristol-Myers Squibb Co	1,810,246	105,790,776
Eli Lilly & Co	1,455,788	107,073,207
Flamel Technologies SA (ADR)*	1,265,960	13,153,324
GW Pharmaceuticals PLC (ADR)*,#	248,766	27,799,601
Horizon Pharma Plc*	1,899,042	30,726,500
Indivior PLC	3,673,541	13,385,223
Ipsen SA	422,102	30,517,122
Jazz Pharmaceuticals PLC*	355,023	38,708,158
Mallinckrodt PLC*	533,500	26,578,970
Nektar Therapeutics*	1,021,903	12,538,750
Novo Nordisk A/S	992,969	35,673,514
Pfizer Inc	2,567,547	83,393,927
Roche Holding AG	259,404	59,123,451
Sanofi	1,053,595	85,198,138
Teva Pharmaceutical Industries Ltd (ADR)	1,515,138	54,923,752
		913,702,057
Professional Services – 0.9%
Advisory Board Co*	823,572	27,383,769
Total Common Stocks (cost $2,935,327,135)		3,148,872,078
Rights – 0%
Biotechnology – 0%
Dyax Corp*,ß (cost $1,805,712)	1,626,768	1,805,712
Investment Companies – 5.6%
Investments Purchased with Cash Collateral from Securities Lending – 4.7%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	150,470,967	150,470,967
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	29,103,250	29,103,250
Total Investment Companies (cost $179,574,217)		179,574,217
Total Investments (total cost $3,143,586,064) – 104.4%		3,346,261,811
Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(141,546,078)
Net Assets – 100%		$3,204,715,733

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,734,404,482	81.7%
United Kingdom	209,759,895	6.3
France	156,912,898	4.7
Switzerland	113,450,053	3.4
Israel	54,923,752	1.7
Denmark	47,702,045	1.4
Germany	27,858,735	0.8
Netherlands	1,249,951	0.0

Total	$3,346,261,811	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Edge Therapeutics Inc(1)
1,557,244	—	(317,736)	1,239,508	$1,581,176	$—	$N/A
Janus Cash Collateral Fund LLC
276,859,906	208,191,513	(334,580,452)	150,470,967	—	318,955(2)	150,470,967
Janus Cash Liquidity Fund LLC
43,187,889	222,108,508	(236,193,147)	29,103,250	—	21,649	29,103,250
OvaScience Inc
1,768,128	184,533	(1,952,661)	—	(24,026,363)	—	—

Total				$(22,445,187)	$340,604	$179,574,217
(1)	Company was no longer an affiliate as of December 31, 2016.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Acerta Pharma BV	5/11/15	$8,272,388	$17,110,454	0.5%
RPI International Holdings LP	5/21/15	14,999,945	14,634,171	0.5
Solid GT LLC	11/2/15	7,093,170	7,093,170	0.2
Total		$30,365,503	$38,837,795	1.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$16,009,804	$-
Common Stocks
Biotechnology	1,022,648,059	54,326,602	38,837,795
Pharmaceuticals	581,204,589	332,497,468	-
All Other	1,119,357,565	-	-
Rights	-	-	1,805,712

Investment Companies	-	179,574,217	-
Total Assets	$2,723,210,213	$582,408,091	$40,643,507

Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) at cost adjusted by a corporate action.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $458,772,192 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,205,542,932	$421,990,540	$(281,271,661)	$ 140,718,879

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 0.3%
Real Estate Investment Trusts (REITs) – 0.3%
Consolidated-Tomoka Land Co, 4.5000%, 3/15/20 (cost $653,000)	$653,000	$648,511
Common Stocks – 97.2%
Capital Markets – 2.0%
Brookfield Asset Management Inc†	81,952	2,705,236
NorthStar Asset Management Group Inc	115,264	1,719,739
		4,424,975
Construction & Engineering – 0%
Brookfield Business Partners LP	1,639	39,434
Electric Utilities – 0.9%
Brookfield Infrastructure Partners LP	57,997	1,941,160
Equity Real Estate Investment Trusts (REITs) – 51.8%
AIMS AMP Capital Industrial REIT	3,664,261	3,313,962
Alexandria Real Estate Equities Inc	15,009	1,667,950
American Assets Trust Inc	32,505	1,400,315
American Tower Corp†	80,065	8,461,269
Armada Hoffler Properties Inc†	350,803	5,111,200
Ascott Residence Trust	3,482,800	2,717,543
Astro Japan Property Group	764,639	3,667,306
AvalonBay Communities Inc	14,072	2,492,855
Boston Properties Inc	26,492	3,332,164
Chatham Lodging Trust	283,382	5,823,500
Colony Starwood Homes	94,135	2,712,029
Concentradora Fibra Danhos SA de CV	955,358	1,447,219
Concentradora Fibra Hotelera Mexicana SA de CV	1,583,213	1,071,948
Equinix Inc	9,516	3,401,114
General Growth Properties Inc	134,800	3,367,304
Gramercy Property Trust	378,755	3,476,971
Great Portland Estates PLC	155,771	1,280,836
Green REIT plc	1,159,734	1,673,374
Ichigo Hotel REIT Investment Corp	396	434,721
Ichigo Office REIT Investment#	1,755	1,140,961
Invincible Investment Corp	5,464	2,452,354
Kenedix Retail REIT Corp	2,302	5,240,614
Lamar Advertising Co	21,653	1,455,948
Land Securities Group PLC	136,696	1,805,463
Lexington Realty Trust	376,832	4,069,786
Mack-Cali Realty Corp	72,920	2,116,138
Mirvac Group	2,274,241	3,490,072
Mitsui Fudosan Logistics Park Inc#	216	615,071
Mori Hills REIT Investment Corp	821	1,109,974
National Storage REIT	2,827,222	3,053,276
NorthStar Realty Europe Corp	50,080	629,506
NorthStar Realty Finance Corp#	280,810	4,254,272
OneREIT	37,814	100,837
Pebblebrook Hotel Trust	85,683	2,549,069
Physicians Realty Trust†	128,055	2,427,923
Prologis Inc	38,594	2,037,377
Prologis Property Mexico SA de CV	1,040,500	1,490,833
Pure Industrial Real Estate Trust	362,213	1,508,209
QTS Realty Trust Inc	24,551	1,218,957
Ramco-Gershenson Properties Trust	113,093	1,875,082
Simon Property Group Inc	44,513	7,908,625
SL Green Realty Corp	12,312	1,324,156
Terreno Realty Corp	111,923	3,188,686
Unibail-Rodamco SE	5,953	1,418,864
Washington Prime Group Inc	122,220	1,272,310
		116,607,943
Health Care Providers & Services – 0.8%
Capital Senior Living Corp*,†	114,385	1,835,879
Hotels, Restaurants & Leisure – 1.3%
ClubCorp Holdings Inc	121,682	1,746,137
Crown Resorts Ltd	150,713	1,256,260
		3,002,397
Household Durables – 2.0%
New Home Co Inc*,†	395,148	4,627,183
Industrial Conglomerates – 0.7%
Shun Tak Holdings Ltd	4,576,000	1,568,635
Information Technology Services – 2.0%
InterXion Holding NV*	125,860	4,413,910

Shares or Principal Amounts		Value
Common Stocks – (continued)
Metals & Mining – 0.1%
Copper Mountain Mining Corp*	228,787	$160,194
Mortgage Real Estate Investment Trusts (REITs) – 2.7%
Colony Capital Inc	107,735	2,181,634
Starwood Property Trust Inc	174,519	3,830,692
		6,012,326
Oil, Gas & Consumable Fuels – 0.9%
Hoegh LNG Partners LP#	111,088	2,110,672
Real Estate Management & Development – 32.0%
ADO Properties SA	108,462	3,649,810
Aroundtown Property Holdings PLC	2,179,720	9,738,131
Atrium European Real Estate Ltd	1,315,401	5,439,918
CapitaLand Ltd	2,318,600	4,817,376
CBRE Group Inc*	52,180	1,643,148
China Resources Land Ltd	494,000	1,113,856
Colony American Homes III§	130,827	134,943
Corp Inmobiliaria Vesta SAB de CV	442,206	531,374
CSI Properties Ltd	71,810,000	2,543,324
Cyrela Commercial Properties SA Empreendimentos e Participacoes	130,500	362,634
Daiwa House Industry Co Ltd	94,600	2,580,974
Gateway Lifestyle	585,766	911,641
Global Logistic Properties Ltd	1,058,230	1,603,526
Hang Lung Properties Ltd	1,961,000	4,106,221
Kennedy Wilson Europe Real Estate Plc	421,072	4,973,567
Kennedy-Wilson Holdings Inc	471,130	9,658,165
Leopalace21 Corp	148,200	817,948
Mitsubishi Estate Co Ltd	149,000	2,953,948
Mitsui Fudosan Co Ltd	45,000	1,038,525
Nippon Commercial Development Co Ltd	46,333	795,215
Phoenix Mills Ltd	325,584	1,794,983
Prestige Estates Projects Ltd	520,845	1,302,365
Propertylink Group	1,672,452	940,645
St Joe Co*,†	341,640	6,491,160
Sun Hung Kai Properties Ltd	6,750	84,515
Tricon Capital Group Inc	304,653	2,146,754
		72,174,666
Total Common Stocks (cost $217,661,497)		218,919,374
Investment Companies – 2.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	1,494,625	1,494,625
Money Markets – 2.3%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	5,149,320	5,149,320
Total Investment Companies (cost $6,643,945)		6,643,945
Total Investments (total cost $224,958,442) – 100.4%		226,211,830
Securities Sold Short – (1.5)%
Common Stocks Sold Short – (1.5)%
Equity Real Estate Investment Trusts (REITs) – (1.5)%
PS Business Parks Inc (proceeds $2,937,210)	29,620	(3,451,322)
Cash, Receivables and Other Assets, net of Liabilities – 1.1%		2,473,871
Net Assets – 100%		$225,234,379

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$118,775,076	52.5%
Japan	19,180,305	8.5
Germany	13,387,941	5.9
Australia	13,319,200	5.9
Singapore	12,452,407	5.5
Canada	8,562,390	3.8
Hong Kong	8,302,695	3.7
United Kingdom	8,059,866	3.6
Austria	5,439,918	2.4
Mexico	4,541,374	2.0
Netherlands	4,413,910	1.9
India	3,097,348	1.4
Norway	2,110,672	0.9
Ireland	1,673,374	0.7
France	1,418,864	0.6
China	1,113,856	0.5
Brazil	362,634	0.3

Total	$226,211,830	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(3,451,322)	100.0%

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
UBS AG	Equinix Inc.	60	$380.00	2/17	$29,700	$(3,888)	$(33,588)
Written Put Options:
Morgan Stanley & Co.	Equinix Inc.	96	300.00	1/17	38,112	33,819	(4,293)
UBS AG	Public Storage	109	200.00	1/17	20,299	14,137	(6,162)
		205			58,411	47,956	(10,455)
Total		265			$88,111	$44,068	$(44,043)

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.
†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $23,003,086.

ºº	Rate shown is the 7-day yield as of December 31, 2016.
#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	13,569,534	13,607,085	(25,681,994)	1,494,625	$—	$59,065(1)	$1,494,625
Janus Cash Liquidity Fund LLC	8,884,611	10,103,709	(13,839,000)	5,149,320	—	6,617	5,149,320

Total					$—	$65,682	$6,643,945
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$164,224	$134,943	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$648,511	$-
Common Stocks
Equity Real Estate Investment Trusts (REITs)	77,574,506	39,033,437	-
Hotels, Restaurants & Leisure	1,746,137	1,256,260	-
Industrial Conglomerates	-	1,568,635	-
Metals & Mining	-	160,194	-
Real Estate Management & Development	17,792,473	54,247,250	134,943
All Other	25,405,539	-	-
Investment Companies	-	6,643,945	-
Total Assets	$122,518,655	$103,558,232	$134,943
Liabilities
Investments In Securities Sold Short:
Common Stocks	$3,451,322	$-	$-
Other Financial Instruments(a):
Options Written, at Value	-	44,043	-
Total Liabilities	$3,451,322	$44,043	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $104,317,984were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the

Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities and ETFs for the purpose of increasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $1,767. There were no purchased options held at December 31, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call and put options are $8,397 and $33,698, respectively.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	763	$ 87,576
Options written	2,848	197,647
Options closed	-	-
Options expired	(3,346)	(197,112)
Options exercised	-	-
Options outstanding at December 31, 2016	265	$ 88,111

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 233,122,634	$ 15,077,261	$ (21,988,065)	$ (6,910,804)

Information on the tax components of securities sold short as of December 31, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (2,937,210)	$ (514,112)		$ (514,112)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

In connection with the Transaction, Janus Capital has evaluated its capabilities, the capabilities of the existing subadvisers, and the enhanced capabilities of Janus Henderson upon the closing of the Transaction. With respect to the Fund, Janus Capital determined that it would be in the best interest of the Fund to draw upon the combined resources of Janus Henderson following the Transaction by appointing Henderson Investment Management Limited (“HIML”) as subadviser to the Fund. Janus Capital believes that HIML provides seasoned resources focused on real estate and expertise with non-U.S. investments that can benefit the Fund.

HIML is a Securities and Exchange Commission registered investment adviser and is an indirect, wholly-owned subsidiary of Henderson and serves as investment subadviser to several mutual funds offered by Henderson. No changes to the investment objectives, policies, or restrictions of the Fund are anticipated in connection with the appointment of HIML as subadviser.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, an investment sub-advisory agreement between Janus Capital and HIML with respect to the Fund. If approved by shareholders, HIML would become subadviser to the Fund upon the closing of the Transaction. HIML would be responsible for the day-to-day management of a portion of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital would continue to be responsible for the day-to-day management of a portion of the investment operations of the Fund. Janus Capital would pay HIML a sub-advisory fee from its investment advisory fee for managing a portion of the Fund.

Guy Barnard, Co-Head of HIML’s Global Property Equities Team, Tim Gibson, Co-Head of HIML’s Global Property Equities Team, and Patrick Brophy, Portfolio Manager of Janus Capital, would serve as portfolio managers of the Fund. In managing the Fund, Mr. Barnard will focus on European property equities, Mr. Gibson will focus on Asia property equities, and Mr. Brophy will focus on U.S. property equities.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Research Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.7%
Aerospace & Defense – 2.5%
General Dynamics Corp	148,042	$25,560,932
Safran SA	477,772	34,393,392
		59,954,324
Airlines – 2.1%
Ryanair Holdings PLC (ADR)*	215,527	17,944,778
United Continental Holdings Inc*	434,160	31,641,581
		49,586,359
Banks – 5.7%
BNP Paribas SA	353,884	22,539,655
HDFC Bank Ltd	834,157	16,267,437
ING Groep NV	1,611,388	22,673,669
JPMorgan Chase & Co	312,453	26,961,569
Lloyds Banking Group PLC	8,674,507	6,669,863
Mitsubishi UFJ Financial Group Inc	3,834,800	23,579,247
US Bancorp	358,084	18,394,775
		137,086,215
Beverages – 2.6%
Coca-Cola Co	885,416	36,709,347
Pernod Ricard SA	223,655	24,225,523
		60,934,870
Biotechnology – 5.0%
Actelion Ltd*	75,957	16,422,778
Alder Biopharmaceuticals Inc*	390,869	8,130,075
Amgen Inc	186,663	27,291,997
Biogen Inc*	47,366	13,432,050
Celgene Corp*	215,430	24,936,023
Ironwood Pharmaceuticals Inc*	664,089	10,153,921
Shire PLC	327,230	18,539,786
		118,906,630
Building Products – 0.9%
Geberit AG	53,286	21,330,955
Capital Markets – 5.5%
Blackstone Group LP	720,763	19,482,224
Brookfield Asset Management Inc	506,453	16,718,014
Intercontinental Exchange Inc	423,325	23,883,997
London Stock Exchange Group PLC	434,398	15,604,987
S&P Global Inc	116,008	12,475,500
TD Ameritrade Holding Corp	653,587	28,496,393
UBS Group AG	1,011,854	15,845,175
		132,506,290
Chemicals – 1.2%
Air Products & Chemicals Inc	206,045	29,633,392
Communications Equipment – 0.5%
CommScope Holding Co Inc*	326,792	12,156,662
Construction Materials – 0.9%
Vulcan Materials Co	180,534	22,593,830
Consumer Finance – 1.3%
Synchrony Financial	871,245	31,600,056
Containers & Packaging – 0.9%
Sealed Air Corp	471,082	21,358,858
Diversified Telecommunication Services – 0.6%
Nippon Telegraph & Telephone Corp	364,400	15,319,809
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	505,617	16,923,001
Electrical Equipment – 3.1%
ABB Ltd*	1,490,855	31,393,790
AMETEK Inc	439,468	21,358,145
Sensata Technologies Holding NV*	531,519	20,702,665
		73,454,600
Electronic Equipment, Instruments & Components – 2.3%
Amphenol Corp	243,544	16,366,157
Flex Ltd*	660,486	9,491,184
Keyence Corp	42,000	28,781,200
		54,638,541
Energy Equipment & Services – 1.0%
Halliburton Co	422,700	22,863,843
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp	170,179	17,984,517

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Simon Property Group Inc	105,108	$18,674,538
		36,659,055
Food & Staples Retailing – 0.8%
Kroger Co	527,955	18,219,727
Food Products – 1.9%
Associated British Foods PLC	334,027	11,287,029
Hershey Co	334,085	34,554,412
		45,841,441
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	1,295,624	28,024,347
Health Care Providers & Services – 2.2%
Aetna Inc	255,301	31,659,877
Diplomat Pharmacy Inc*	366,223	4,614,410
Universal Health Services Inc	154,518	16,437,625
		52,711,912
Hotels, Restaurants & Leisure – 2.0%
Merlin Entertainments PLC	1,897,349	10,482,130
Norwegian Cruise Line Holdings Ltd*	261,168	11,107,475
Starbucks Corp	478,582	26,570,873
		48,160,478
Household Durables – 0.5%
Sony Corp	456,400	12,685,478
Independent Power and Renewable Electricity Producers – 0.7%
NRG Energy Inc	1,347,027	16,514,551
Industrial Conglomerates – 0.5%
Seibu Holdings Inc	728,400	13,036,984
Information Technology Services – 3.7%
Amdocs Ltd	152,368	8,875,436
InterXion Holding NV*	179,031	6,278,617
Mastercard Inc	301,593	31,139,477
Visa Inc	326,506	25,473,998
Worldpay Group PLC	5,250,923	17,411,236
		89,178,764
Insurance – 3.3%
AIA Group Ltd	7,462,500	41,764,282
Progressive Corp	564,063	20,024,237
Prudential PLC	823,124	16,415,423
		78,203,942
Internet & Direct Marketing Retail – 1.9%
Amazon.com Inc*	27,150	20,358,971
Ctrip.com International Ltd (ADR)*	216,882	8,675,280
Priceline Group Inc*	10,758	15,771,874
		44,806,125
Internet Software & Services – 4.2%
Alibaba Group Holding Ltd (ADR)*	190,443	16,722,800
Alphabet Inc - Class C*	64,947	50,127,394
CoStar Group Inc*	53,343	10,054,622
Facebook Inc	204,988	23,583,869
		100,488,685
Leisure Products – 1.1%
Mattel Inc	445,633	12,277,189
Polaris Industries Inc	171,244	14,108,793
		26,385,982
Machinery – 2.9%
FANUC Corp	89,800	15,187,188
Illinois Tool Works Inc	191,727	23,478,888
IMI PLC	895,459	11,417,443
KION Group AG	209,314	11,631,203
Rexnord Corp*	361,487	7,081,530
		68,796,252
Media – 2.2%
Comcast Corp	469,754	32,436,514
Liberty Global PLC*	646,193	19,191,932
		51,628,446
Multiline Retail – 0.6%
Dollar Tree Inc*	170,882	13,188,673
Multi-Utilities – 1.0%
National Grid PLC	2,047,361	23,940,592
Oil, Gas & Consumable Fuels – 7.2%
Anadarko Petroleum Corp	368,062	25,664,963
Antero Resources Corp*	707,196	16,725,185
Canadian Natural Resources Ltd	595,582	18,983,206
Enterprise Products Partners LP	1,348,601	36,466,171

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
MEG Energy Corp*	805,003	$5,534,583
Suncor Energy Inc	831,370	27,185,954
TOTAL SA	799,943	40,829,386
		171,389,448
Personal Products – 0.8%
Estee Lauder Cos Inc	143,574	10,981,975
Unilever NV	222,662	9,150,001
		20,131,976
Pharmaceuticals – 4.2%
Bristol-Myers Squibb Co	175,443	10,252,889
Eli Lilly & Co	157,523	11,585,817
Mallinckrodt PLC*	310,614	15,474,790
Pfizer Inc	1,112,853	36,145,465
Sanofi	214,597	17,353,219
Teva Pharmaceutical Industries Ltd (ADR)	285,712	10,357,060
		101,169,240
Professional Services – 0.8%
Verisk Analytics Inc*	245,770	19,949,151
Real Estate Management & Development – 0.8%
Jones Lang LaSalle Inc	186,102	18,803,746
Road & Rail – 1.4%
Canadian Pacific Railway Ltd	226,029	32,251,855
Semiconductor & Semiconductor Equipment – 1.4%
ASML Holding NV	70,400	7,886,737
Taiwan Semiconductor Manufacturing Co Ltd	4,675,000	26,183,424
		34,070,161
Software – 4.3%
Activision Blizzard Inc	452,094	16,325,114
Adobe Systems Inc*	161,432	16,619,424
Constellation Software Inc/Canada	24,871	11,303,013
salesforce.com Inc*	339,932	23,271,745
SS&C Technologies Holdings Inc	726,168	20,768,405
Ultimate Software Group Inc*	73,747	13,447,765
		101,735,466
Specialty Retail – 0.9%
Lowe's Cos Inc	300,437	21,367,079
Technology Hardware, Storage & Peripherals – 1.9%
Apple Inc	174,844	20,250,432
Samsung Electronics Co Ltd	17,015	25,144,812
		45,395,244
Textiles, Apparel & Luxury Goods – 2.4%
Cie Financiere Richemont SA	147,292	9,755,345
Gildan Activewear Inc	415,204	10,533,725
NIKE Inc	383,945	19,515,924
Samsonite International SA	5,831,904	16,592,541
		56,397,535
Tobacco – 1.9%
British American Tobacco PLC	814,691	46,249,571
Trading Companies & Distributors – 1.2%
Brenntag AG	528,482	29,281,068
Wireless Telecommunication Services – 1.5%
T-Mobile US Inc*	410,338	23,598,538
Vodafone Group PLC	4,838,252	11,897,584
		35,496,122
Total Common Stocks (cost $2,200,233,680)		2,383,007,331
Investment Companies – 0.2%
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $4,319,302)	4,319,302	4,319,302
Total Investments (total cost $2,204,552,982) – 99.9%		2,387,326,633
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		2,914,834
Net Assets – 100%		$2,390,241,467

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,448,744,805	60.7%
United Kingdom	189,915,644	8.0
Canada	139,433,351	5.8
France	139,341,175	5.8

Japan	108,589,906	4.5
Switzerland	94,748,043	4.0
Hong Kong	58,356,823	2.4
Netherlands	45,989,024	1.9
Germany	40,912,271	1.7
Taiwan	26,183,424	1.1
China	25,398,080	1.1
South Korea	25,144,812	1.1
Ireland	17,944,778	0.8
India	16,267,437	0.7
Israel	10,357,060	0.4

Total	$2,387,326,633	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	—	730,720	(730,720)	—	$—	$6,881(1)	$—
Janus Cash Liquidity Fund LLC	32,596,000	72,353,293	(100,629,991)	4,319,302	—	6,368	4,319,302

Total					$—	$13,249	$4,319,302
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$25,560,932	$34,393,392	$-
Banks	45,356,344	91,729,871	-
Beverages	36,709,347	24,225,523	-
Biotechnology	83,944,066	34,962,564	-
Building Products	-	21,330,955	-
Capital Markets	101,056,128	31,450,162	-
Diversified Telecommunication Services	-	15,319,809	-

Electrical Equipment	42,060,810	31,393,790	-
Electronic Equipment, Instruments & Components	25,857,341	28,781,200	-
Food Products	34,554,412	11,287,029	-
Hotels, Restaurants & Leisure	37,678,348	10,482,130	-
Household Durables	-	12,685,478	-
Industrial Conglomerates	-	13,036,984	-
Information Technology Services	71,767,528	17,411,236	-
Insurance	20,024,237	58,179,705	-
Machinery	30,560,418	38,235,834	-
Multi-Utilities	-	23,940,592	-
Oil, Gas & Consumable Fuels	78,856,319	92,533,129	-
Personal Products	10,981,975	9,150,001	-
Pharmaceuticals	83,816,021	17,353,219	-
Road & Rail	-	32,251,855	-
Semiconductor & Semiconductor Equipment	-	34,070,161	-
Software	90,432,453	11,303,013	-
Technology Hardware, Storage & Peripherals	20,250,432	25,144,812	-
Textiles, Apparel & Luxury Goods	30,049,649	26,347,886	-
Tobacco	-	46,249,571	-
Trading Companies & Distributors	-	29,281,068	-
Wireless Telecommunication Services	23,598,538	11,897,584	-
All Other	655,463,480	-	-
Investment Companies	-	4,319,302	-
Total Assets	$1,548,578,778	$838,747,855	$-

Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $811,100,648 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,197,551,404	$337,983,398	$(148,208,169)	$ 189,775,229

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Select Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 3.2%
Northrop Grumman Corp	118,435	$27,545,612
Safran SA	422,311	30,400,919
		57,946,531
Airlines – 1.9%
United Continental Holdings Inc*	462,245	33,688,416
Automobiles – 1.5%
Chongqing Changan Automobile Co Ltdß	4,899,880	10,512,048
Maruti Suzuki India Ltd	210,514	16,400,174
		26,912,222
Banks – 11.1%
Banca Popolare di Milano Scarl	12,400,361	4,674,120
BNP Paribas SA	760,800	48,457,035
Citigroup Inc	1,164,517	69,207,245
ING Groep NV	1,613,791	22,707,481
Mitsubishi UFJ Financial Group Inc	6,622,100	40,717,672
Permanent TSB Group Holdings PLC*	5,373,169	15,580,793
		201,344,346
Beverages – 4.6%
Coca-Cola Co	1,109,886	46,015,874
Diageo PLC	1,446,331	37,411,942
		83,427,816
Biotechnology – 2.1%
Amgen Inc	134,954	19,731,624
Regeneron Pharmaceuticals Inc*	48,048	17,637,940
		37,369,564
Capital Markets – 3.2%
Morgan Stanley	1,374,975	58,092,694
Chemicals – 4.1%
Air Products & Chemicals Inc	293,782	42,251,727
PPG Industries Inc	332,434	31,501,446
		73,753,173
Construction & Engineering – 0.8%
Eiffage SA	215,772	15,041,822
Consumer Finance – 1.1%
Synchrony Financial	538,025	19,514,167
Diversified Telecommunication Services – 2.2%
Nippon Telegraph & Telephone Corp	950,400	39,955,945
Electric Utilities – 0.8%
Brookfield Infrastructure Partners LP	446,061	14,929,662
Electrical Equipment – 0.7%
ABB Ltd*	649,996	13,687,339
Energy Equipment & Services – 1.1%
Schlumberger Ltd	245,690	20,625,676
Equity Real Estate Investment Trusts (REITs) – 0.9%
Activia Properties Inc	3,479	16,404,555
Food Products – 0.9%
Mead Johnson Nutrition Co	227,322	16,085,305
Health Care Equipment & Supplies – 1.7%
Boston Scientific Corp*	1,429,241	30,914,483
Health Care Providers & Services – 1.0%
Anthem Inc	128,420	18,462,943
Hotels, Restaurants & Leisure – 2.1%
GVC Holdings PLC	4,829,253	38,188,664
Household Durables – 2.1%
Sony Corp	1,387,200	38,556,738
Independent Power and Renewable Electricity Producers – 2.2%
NRG Energy Inc	3,283,865	40,260,185
Information Technology Services – 0.5%
Otsuka Corp	192,600	8,978,880
Insurance – 3.5%
AIA Group Ltd	7,948,200	44,482,529
NN Group NV	548,927	18,585,487
		63,068,016
Internet & Direct Marketing Retail – 1.4%
Ctrip.com International Ltd (ADR)*	334,465	13,378,600
Liberty Interactive Corp QVC Group*	641,438	12,815,931
		26,194,531
Internet Software & Services – 6.3%
Alibaba Group Holding Ltd (ADR)*	471,127	41,369,662

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Alphabet Inc - Class C*	46,496	$35,886,543
Auto Trader Group PLC (144A)	2,577,666	12,976,677
Tencent Holdings Ltd	998,500	24,235,021
		114,467,903
Machinery – 2.0%
FANUC Corp	106,600	18,028,444
Flowserve Corp	389,089	18,695,726
		36,724,170
Metals & Mining – 1.4%
Rio Tinto Ltd	590,938	25,414,848
Multiline Retail – 2.4%
Dollar General Corp	284,952	21,106,395
Macy's Inc	614,194	21,994,287
		43,100,682
Oil, Gas & Consumable Fuels – 5.2%
Canadian Natural Resources Ltd	747,639	23,834,731
Petroleo Brasileiro SA (ADR)*	2,010,930	20,330,502
TOTAL SA	970,633	49,541,466
		93,706,699
Pharmaceuticals – 5.6%
AstraZeneca PLC	285,939	15,504,832
Bristol-Myers Squibb Co	240,340	14,045,470
Eli Lilly & Co	309,162	22,738,865
Mallinckrodt PLC*	302,063	15,048,779
Zoetis Inc	625,640	33,490,509
		100,828,455
Road & Rail – 0.9%
Kansas City Southern	199,072	16,891,259
Semiconductor & Semiconductor Equipment – 5.2%
ASML Holding NV	199,270	22,323,722
ON Semiconductor Corp*	3,156,261	40,273,890
Sumco Corp	1,451,221	18,647,067
Taiwan Semiconductor Manufacturing Co Ltd	2,201,000	12,327,212
		93,571,891
Software – 2.7%
Adobe Systems Inc*	280,221	28,848,752
Nexon Co Ltd	954,900	13,802,081
Nintendo Co Ltd	34,200	7,150,275
		49,801,108
Technology Hardware, Storage & Peripherals – 2.7%
Apple Inc	168,011	19,459,034
Samsung Electronics Co Ltd	19,944	29,473,296
		48,932,330
Textiles, Apparel & Luxury Goods – 1.9%
Lululemon Athletica Inc*	221,523	14,396,780
Samsonite International SA	7,276,200	20,701,755
		35,098,535
Thrifts & Mortgage Finance – 3.8%
LIC Housing Finance Ltd	3,363,599	27,694,205
MGIC Investment Corp*	3,990,719	40,665,427
		68,359,632
Tobacco – 1.6%
Reynolds American Inc	529,412	29,668,248
Wireless Telecommunication Services – 2.1%
T-Mobile US Inc*	426,252	24,513,753
Tower Bersama Infrastructure Tbk PT	37,443,900	13,847,472
		38,361,225
Total Common Stocks (cost $1,559,889,427)		1,788,330,658
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $11,344,000)	11,344,000	11,344,000
Total Investments (total cost $1,571,233,427) – 99.1%		1,799,674,658
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		15,434,260
Net Assets – 100%		$1,815,108,918

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$913,418,985	50.8%

Japan	202,241,657	11.2
France	143,441,242	8.0
United Kingdom	104,082,115	5.8
China	89,495,331	5.0
Hong Kong	65,184,284	3.6
Netherlands	63,616,690	3.5
India	44,094,379	2.4
Canada	38,764,393	2.1
South Korea	29,473,296	1.6
Australia	25,414,848	1.4
Brazil	20,330,502	1.1
Ireland	15,580,793	0.9
Indonesia	13,847,472	0.8
Switzerland	13,687,339	0.8
Taiwan	12,327,212	0.7
Italy	4,674,120	0.3

Total	$1,799,674,658	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $12,976,677, which represents 0.7% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	—	460,167	(460,167)	—	$—	$17,470(1)	$—
Janus Cash Liquidity Fund LLC	45,705,708	81,957,140	(116,318,848)	11,344,000	—	24,785	11,344,000

Total					$—	$42,255	$11,344,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant
Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$27,545,612	$30,400,919	$-
Automobiles	-	26,912,222	-
Banks	69,207,245	132,137,101	-
Beverages	46,015,874	37,411,942	-
Construction & Engineering	-	15,041,822	-
Diversified Telecommunication Services	-	39,955,945	-
Electrical Equipment	-	13,687,339	-
Equity Real Estate Investment Trusts (REITs)	-	16,404,555	-
Hotels, Restaurants & Leisure	-	38,188,664	-
Household Durables	-	38,556,738	-
Information Technology Services	-	8,978,880	-
Insurance	-	63,068,016	-
Internet Software & Services	77,256,205	37,211,698	-
Machinery	18,695,726	18,028,444	-
Metals & Mining	-	25,414,848	-
Oil, Gas & Consumable Fuels	44,165,233	49,541,466	-
Pharmaceuticals	85,323,623	15,504,832	-
Semiconductor & Semiconductor Equipment	40,273,890	53,298,001	-
Software	28,848,752	20,952,356	-
Technology Hardware, Storage & Peripherals	19,459,034	29,473,296	-
Textiles, Apparel & Luxury Goods	14,396,780	20,701,755	-
Thrifts & Mortgage Finance	40,665,427	27,694,205	-
Wireless Telecommunication Services	24,513,753	13,847,472	-
All Other	479,550,988	-	-
Investment Companies	-	11,344,000	-
Total Assets	$1,015,918,142	$783,756,516	$-

Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $728,748,010 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of December 31, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,578,286,361	$283,474,063	$(62,085,766)	$ 221,388,297

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Global Technology Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 99.3%
Communications Equipment – 1.0%
CommScope Holding Co Inc*	323,385	$12,029,922
Electronic Equipment, Instruments & Components – 8.2%
Amphenol Corp	676,255	45,444,336
Belden Inc	107,217	8,016,615
Coherent Inc*	37,322	5,127,483
Flex Ltd*	939,718	13,503,748
National Instruments Corp	431,727	13,305,826
TE Connectivity Ltd	265,315	18,381,023
		103,779,031
Equity Real Estate Investment Trusts (REITs) – 3.5%
American Tower Corp	283,277	29,936,713
Equinix Inc	39,600	14,153,436
		44,090,149
Household Durables – 1.5%
Sony Corp	685,700	19,058,791
Information Technology Services – 3.9%
Accenture PLC	86,949	10,184,336
Amdocs Ltd	236,587	13,781,193
Gartner Inc*	161,730	16,346,051
InterXion Holding NV*	252,872	8,868,221
		49,179,801
Internet & Direct Marketing Retail – 6.0%
Amazon.com Inc*	21,483	16,109,457
Ctrip.com International Ltd (ADR)*	313,250	12,530,000
Etsy Inc*	508,163	5,986,160
MakeMyTrip Ltd*	250,800	5,567,760
Netflix Inc*	110,533	13,683,985
Priceline Group Inc*,†	14,481	21,230,015
		75,107,377
Internet Software & Services – 22.5%
Alibaba Group Holding Ltd (ADR)*,#	341,667	30,001,779
Alphabet Inc - Class C*	118,390	91,375,770
Care.com Inc*	405,808	3,477,775
ChannelAdvisor Corp*	405,396	5,817,433
CoStar Group Inc*	102,304	19,283,281
Envestnet Inc*	225,579	7,951,660
Facebook Inc	281,256	32,358,503
Instructure Inc*,#	182,193	3,561,873
MercadoLibre Inc	80,889	12,630,008
Okta Inc*,§	554,772	6,818,148
Shutterstock Inc*,#	169,186	8,039,719
SPS Commerce Inc*	119,718	8,367,091
Tencent Holdings Ltd	1,604,900	38,953,214
Trivago NV (ADR)*	240,514	2,826,040
Zillow Group Inc*,#	319,179	11,640,458
		283,102,752
Media – 1.5%
Walt Disney Co	181,932	18,960,953
Professional Services – 1.6%
CEB Inc	107,974	6,543,224
IHS Markit Ltd*	162,786	5,764,252
Verisk Analytics Inc*	100,522	8,159,371
		20,466,847
Semiconductor & Semiconductor Equipment – 13.6%
ASML Holding NV	107,600	12,054,160
Lam Research Corp	125,319	13,249,978
Maxim Integrated Products Inc	247,343	9,540,020
Microchip Technology Inc	591,086	37,918,167
ON Semiconductor Corp*	1,062,267	13,554,527
Taiwan Semiconductor Manufacturing Co Ltd	5,791,000	32,433,841
Texas Instruments Inc	297,877	21,736,085
Xilinx Inc	513,476	30,998,546
		171,485,324
Software – 30.3%
Activision Blizzard Inc	668,782	24,149,718
Adobe Systems Inc*,†	315,431	32,473,621
Apptio Inc*,§	188,929	3,325,812
Apptio Inc*	74,566	1,381,708
Atlassian Corp PLC*	321,134	7,732,907

Shares or Contract Amounts		Value
Common Stocks – (continued)
Software – (continued)
Blackbaud Inc	109,838	$7,029,632
Cadence Design Systems Inc*	974,653	24,580,749
Constellation Software Inc/Canada	36,385	16,535,729
Globant SA*	165,707	5,526,328
Guidewire Software Inc*,†	105,294	5,194,153
Lyft Inc*,§	96,726	2,591,183
Microsoft Corp	1,597,994	99,299,347
Nexon Co Ltd	206,400	2,983,296
Nice Ltd (ADR)	117,114	8,052,759
Nintendo Co Ltd	35,460	7,413,706
PROS Holdings Inc*	349,997	7,531,935
salesforce.com Inc*	613,244	41,982,684
SS&C Technologies Holdings Inc	362,817	10,376,566
Tyler Technologies Inc*	129,851	18,538,827
Ultimate Software Group Inc*	68,394	12,471,646
Workday Inc*	224,384	14,829,539
Zendesk Inc*	1,356,164	28,750,677
		382,752,522
Technology Hardware, Storage & Peripherals – 5.0%
Apple Inc†	234,586	27,169,751
Samsung Electronics Co Ltd	24,382	36,031,784
		63,201,535
Wireless Telecommunication Services – 0.7%
SoftBank Group Corp	138,000	9,111,564
Total Common Stocks (cost $971,831,833)		1,252,326,568
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0.2%
Belden Inc, 6.7500% (cost $2,740,000)	27,400	2,895,358
Investment Companies – 2.5%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	27,258,913	27,258,913
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	4,807,000	4,807,000
Total Investment Companies (cost $32,065,913)		32,065,913
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
Apple Inc, exercise price $120.00, expires July 2017* (premiums paid $986,214)	2,337	1,298,770
Total Investments (total cost $1,007,623,960) – 102.1%		1,288,586,609
Securities Sold Short – (0.4)%
Common Stocks Sold Short – (0.4)%
Communications Equipment – (0.1)%
Arista Networks Inc*	16,041	(1,552,288)
Household Durables – (0.1)%
Nikon Corp	113,200	(1,753,974)
Semiconductor & Semiconductor Equipment – (0.1)%
NVIDIA Corp	12,180	(1,300,093)
Software – (0.1)%
Talend SA (ADR)*	38,669	(858,452)
Total Securities Sold Short (proceeds $5,607,078)		(5,464,807)
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(21,360,948)
Net Assets – 100%		$1,261,760,854

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,027,140,478	79.7%
China	81,484,993	6.3
Japan	38,567,357	3.0
South Korea	36,031,784	2.8
Taiwan	32,433,841	2.5
Netherlands	20,922,381	1.6
Canada	16,535,729	1.3
Israel	8,052,759	0.6
Australia	7,732,907	0.6
United Kingdom	5,764,252	0.5

India	5,567,760	0.5
Argentina	5,526,328	0.4
Germany	2,826,040	0.2

Total	$1,288,586,609	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(2,852,381)	52.2%
Japan	(1,753,974)	32.1
France	(858,452)	15.7

Total	(5,464,807)	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	1/12/17	134,505,000	$1,151,582	$25,108
Citibank NA:
Japanese Yen	1/19/17	448,534,000	3,842,145	100,921
HSBC Securities (USA), Inc.:
British Pound	1/19/17	1,114,000	1,373,319	30,758
Japanese Yen	1/19/17	195,200,000	1,672,085	41,578

			3,045,404	72,336
JPMorgan Chase & Co.:
Japanese Yen	1/12/17	1,216,781,000	10,417,625	246,416
RBC Capital Markets Corp.:
Japanese Yen	2/9/17	1,283,600,000	11,008,328	4,357
Total			$29,465,084	$449,138

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	Apple Inc	2,337	$100.00	7/17	$1,233,936	$574,570	$(659,366)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $46,217,826.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	35,956,678	201,690,873	(210,388,638)	27,258,913	$—	$39,286(1)	$27,258,913
Janus Cash Liquidity Fund LLC	26,129,589	98,750,175	(120,072,764)	4,807,000	—	15,556	4,807,000

Total					$—	$54,842	$32,065,913
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio Inc	5/2/13	$4,287,668	$3,325,812	0.3%
Lyft Inc	12/17/15	2,591,183	2,591,183	0.2
Okta Inc	5/23/14	4,387,063	6,818,148	0.5
Total		$11,265,914	$12,735,143	1.0%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Household Durables	$-	$19,058,791	$-
Internet Software & Services	237,331,390	38,953,214	6,818,148
Semiconductor & Semiconductor Equipment	126,997,323	44,488,001	-
Software	349,902,796	30,258,543	2,591,183
Technology Hardware, Storage & Peripherals	27,169,751	36,031,784	-
Wireless Telecommunication Services	-	9,111,564	-
All Other	323,614,080	-	-
Preferred Stocks	-	2,895,358	-
Investment Companies	-	32,065,913	-
OTC Purchased Options – Calls	-	1,298,770	-
Total Investments in Securities	$1,065,015,340	$214,161,938	$9,409,331
Other Financial Instruments(a):
Forward Currency Contracts	-	449,138	-
Total Assets	$1,065,015,340	$214,611,076	$9,409,331
Liabilities
Investments In Securities Sold Short:
Common Stocks
Household Durables	-	1,753,974	-
All Other	3,710,833	-	-

Total Investments In Securities Sold Short:	$3,710,833	$1,753,974	$-
Other Financial Instruments(a):
Options Written, at Value	-	659,366	-
Total Liabilities	$3,710,833	$2,413,340	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $162,016,508 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $29,862,322.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call options is $561,690.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2016, the average ending monthly market value amounts on written put options is $456,037.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2016	402	$ 97,584
Options written	2,337	1,233,936
Options closed	-	-
Options expired	(248)	(58,776)
Options exercised	(154)	(38,808)
Options outstanding at December 31, 2016	2,337	$ 1,233,936

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,010,202,176	$293,115,171	$(14,730,738)	$ 278,384,433

Information on the tax components of securities sold short as of December 31, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (5,607,078)	$ (510,935)	$ 653,206	$ 142,271

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Growth and Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 98.6%
Aerospace & Defense – 3.7%
Boeing Co	866,002	$134,819,191
Northrop Grumman Corp	114,594	26,652,273
		161,471,464
Air Freight & Logistics – 1.8%
United Parcel Service Inc	688,127	78,886,879
Automobiles – 2.5%
General Motors Co	2,212,189	77,072,665
Harley-Davidson Inc	517,322	30,180,565
		107,253,230
Banks – 6.8%
JPMorgan Chase & Co	1,206,272	104,089,211
PacWest Bancorp	619,228	33,710,772
US Bancorp	2,207,003	113,373,744
Wells Fargo & Co	898,125	49,495,669
		300,669,396
Beverages – 1.1%
Coca-Cola Co	1,154,344	47,859,102
Biotechnology – 2.7%
AbbVie Inc	1,061,886	66,495,301
Amgen Inc	358,585	52,428,713
		118,924,014
Capital Markets – 5.2%
BlackRock Inc	82,596	31,431,082
CME Group Inc	1,006,054	116,048,329
Morgan Stanley	752,089	31,775,760
TD Ameritrade Holding Corp	1,171,151	51,062,184
		230,317,355
Chemicals – 3.1%
EI du Pont de Nemours & Co	451,899	33,169,387
LyondellBasell Industries NV	1,208,511	103,666,074
		136,835,461
Commercial Services & Supplies – 1.4%
Waste Management Inc	869,251	61,638,588
Communications Equipment – 0.9%
Cisco Systems Inc	1,360,324	41,108,991
Consumer Finance – 1.0%
American Express Co	611,327	45,287,104
Distributors – 1.0%
Genuine Parts Co	472,812	45,172,458
Diversified Telecommunication Services – 1.9%
Verizon Communications Inc	1,561,921	83,375,343
Electronic Equipment, Instruments & Components – 2.6%
TE Connectivity Ltd	1,647,760	114,156,813
Equity Real Estate Investment Trusts (REITs) – 2.0%
Colony Starwood Homes	642,236	18,502,819
Crown Castle International Corp	485,065	42,089,090
MGM Growth Properties LLC	218,303	5,525,249
Outfront Media Inc	924,740	22,998,284
		89,115,442
Food & Staples Retailing – 3.4%
Kroger Co	1,753,941	60,528,504
Sysco Corp	1,626,527	90,060,800
		150,589,304
Food Products – 1.2%
Hershey Co	514,566	53,221,561
Health Care Equipment & Supplies – 1.5%
Medtronic PLC	926,032	65,961,259
Hotels, Restaurants & Leisure – 6.4%
Carnival Corp	1,440,620	74,998,677
Las Vegas Sands Corp	392,705	20,974,374
McDonald's Corp	939,285	114,329,770
Six Flags Entertainment Corp	1,154,437	69,220,042
		279,522,863
Household Durables – 1.3%
Garmin Ltd	1,152,328	55,876,385
Household Products – 2.0%
Colgate-Palmolive Co	321,329	21,027,770

Shares		Value
Common Stocks – (continued)
Household Products – (continued)
Kimberly-Clark Corp	571,413	$65,209,652
		86,237,422
Industrial Conglomerates – 3.7%
3M Co	389,273	69,512,480
Honeywell International Inc	790,523	91,582,090
		161,094,570
Information Technology Services – 4.0%
Accenture PLC	866,951	101,545,971
Automatic Data Processing Inc	712,801	73,261,687
		174,807,658
Insurance – 1.4%
Travelers Cos Inc	505,670	61,904,121
Leisure Products – 1.1%
Hasbro Inc	625,793	48,680,437
Machinery – 1.8%
Deere & Co	615,403	63,411,125
Illinois Tool Works Inc	128,636	15,752,765
		79,163,890
Media – 4.5%
Comcast Corp	1,029,894	71,114,181
Omnicom Group Inc	1,019,497	86,769,390
Time Warner Inc	425,195	41,044,073
		198,927,644
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Colony Capital Inc	500,000	10,125,000
Oil, Gas & Consumable Fuels – 2.6%
Chevron Corp	972,143	114,421,231
Pharmaceuticals – 6.7%
Bristol-Myers Squibb Co	936,661	54,738,469
Eli Lilly & Co	1,153,222	84,819,478
Merck & Co Inc	1,034,635	60,908,962
Pfizer Inc	2,850,054	92,569,754
		293,036,663
Real Estate Management & Development – 0.1%
Colony American Homes III§	2,402,758	2,478,349
Road & Rail – 2.3%
CSX Corp	1,737,619	62,432,651
Union Pacific Corp	385,354	39,953,503
		102,386,154
Semiconductor & Semiconductor Equipment – 2.6%
Texas Instruments Inc	1,552,482	113,284,612
Software – 3.6%
Microsoft Corp	2,563,535	159,298,065
Specialty Retail – 2.7%
Home Depot Inc	562,587	75,431,665
L Brands Inc	673,092	44,316,377
		119,748,042
Technology Hardware, Storage & Peripherals – 2.9%
Apple Inc	1,100,087	127,412,076
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc	1,060,906	53,925,852
Tobacco – 3.7%
Altria Group Inc	2,404,736	162,608,248
Total Common Stocks (cost $3,100,907,239)		4,336,783,046
Preferred Stocks – 1.1%
Pharmaceuticals – 1.1%
Allergan plc, 5.5000%	16,276	12,409,799
Teva Pharmaceutical Industries Ltd, 7.0000%	54,762	35,321,490
Total Preferred Stocks (cost $71,038,000)		47,731,289
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $4,918,000)	4,918,000	4,918,000
Total Investments (total cost $3,176,863,239) – 99.8%		4,389,432,335
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		10,367,181
Net Assets – 100%		$4,399,799,516

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,354,110,845	99.2%
Israel	35,321,490	0.8

Total	$4,389,432,335	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	—	67,885,655	(62,967,655)	4,918,000	$—	$4,170	$4,918,000

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$3,015,826	$2,478,349	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$-	$-	$2,478,349
All Other	4,334,304,697	-	-
Preferred Stocks	-	47,731,289	-
Investment Companies	-	4,918,000	-
Total Assets	$4,334,304,697	$52,649,289	$2,478,349

Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,177,402,973	$1,278,258,671	$(66,229,309)	$ 1,212,029,362

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus International Equity Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 1.0%
Safran SA	22,178	$1,596,529
Airlines – 2.4%
Ryanair Holdings PLC (ADR)*	47,429	3,948,939
Automobiles – 0.8%
Isuzu Motors Ltd	108,900	1,374,953
Banks – 8.3%
Banca Popolare di Milano Scarl	1,418,119	534,537
BNP Paribas SA	44,286	2,820,673
ING Groep NV	341,445	4,804,436
Intesa Sanpaolo SpA	202,920	517,940
Mitsubishi UFJ Financial Group Inc	610,500	3,753,815
Permanent TSB Group Holdings PLC*	474,656	1,376,379
		13,807,780
Beverages – 2.1%
Diageo PLC	138,216	3,575,204
Biotechnology – 1.9%
Actelion Ltd*	8,797	1,902,013
Shire PLC	22,317	1,264,408
		3,166,421
Building Products – 1.8%
Geberit AG	7,351	2,942,684
Capital Markets – 1.5%
Nihon M&A Center Inc	53,800	1,496,016
UBS Group AG	62,920	985,299
		2,481,315
Chemicals – 1.2%
Linde AG	12,243	2,007,246
Construction & Engineering – 1.5%
Vinci SA	37,406	2,543,958
Diversified Telecommunication Services – 5.0%
Nippon Telegraph & Telephone Corp	153,500	6,453,322
Telstra Corp Ltd	520,946	1,914,200
		8,367,522
Electrical Equipment – 3.3%
ABB Ltd*	258,745	5,448,542
Electronic Equipment, Instruments & Components – 3.5%
Hexagon AB	82,582	2,946,272
Keyence Corp	4,200	2,878,120
		5,824,392
Equity Real Estate Investment Trusts (REITs) – 2.4%
Invincible Investment Corp	3,002	1,347,359
Kenedix Retail REIT Corp	1,195	2,720,475
		4,067,834
Food Products – 1.3%
Associated British Foods PLC	65,321	2,207,247
Health Care Equipment & Supplies – 2.1%
Essilor International SA	31,698	3,580,576
Hotels, Restaurants & Leisure – 2.6%
GVC Holdings PLC	201,301	1,591,844
Merlin Entertainments PLC	501,097	2,768,370
		4,360,214
Household Durables – 2.2%
Sony Corp	133,400	3,707,806
Household Products – 3.2%
Reckitt Benckiser Group PLC	63,741	5,387,404
Industrial Conglomerates – 2.4%
Seibu Holdings Inc	225,712	4,039,818
Information Technology Services – 1.3%
Otsuka Corp	48,000	2,237,727
Insurance – 4.4%
AIA Group Ltd	965,911	5,405,773
Prudential PLC	101,479	2,023,779
		7,429,552
Internet & Direct Marketing Retail – 1.6%
Ctrip.com International Ltd (ADR)*	68,067	2,722,680
Internet Software & Services – 4.5%
Alibaba Group Holding Ltd (ADR)*	36,842	3,235,096
Auto Trader Group PLC (144A)	358,619	1,805,386

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Tencent Holdings Ltd	99,900	$2,424,716
		7,465,198
Machinery – 1.3%
FANUC Corp	13,200	2,232,415
Media – 1.8%
Liberty Global PLC*	46,629	1,426,381
WPP PLC	69,209	1,546,958
		2,973,339
Metals & Mining – 3.0%
Rio Tinto Ltd	118,080	5,078,342
Multi-Utilities – 1.8%
Suez	202,293	2,983,160
Oil, Gas & Consumable Fuels – 7.4%
Canadian Natural Resources Ltd	29,082	926,941
PrairieSky Royalty Ltd	68,950	1,640,419
Royal Dutch Shell PLC	184,559	5,015,934
TOTAL SA	93,198	4,756,860
		12,340,154
Pharmaceuticals – 4.2%
Indivior PLC	474,829	1,730,127
Sanofi	65,388	5,287,550
		7,017,677
Professional Services – 1.5%
SGS SA	1,240	2,518,904
Real Estate Management & Development – 2.1%
Aroundtown Property Holdings PLC	193,780	871,554
Kennedy Wilson Europe Real Estate Plc	224,193	2,648,096
		3,519,650
Semiconductor & Semiconductor Equipment – 2.1%
ASML Holding NV	13,040	1,463,088
Taiwan Semiconductor Manufacturing Co Ltd	365,000	2,044,267
		3,507,355
Software – 0.4%
Nintendo Co Ltd	3,200	669,032
Specialty Retail – 1.5%
Industria de Diseno Textil SA	71,560	2,441,669
Textiles, Apparel & Luxury Goods – 3.0%
Cie Financiere Richemont SA	37,789	2,502,816
Samsonite International SA	855,400	2,433,727
		4,936,543
Tobacco – 2.2%
British American Tobacco PLC	64,816	3,679,570
Trading Companies & Distributors – 3.4%
Brenntag AG	101,711	5,635,399
Wireless Telecommunication Services – 1.5%
Vodafone Group PLC	1,046,595	2,573,647
Total Investments (total cost $158,533,165) – 99.5%		166,398,397
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		853,115
Net Assets – 100%		$167,251,512

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$32,910,858	19.8%
United Kingdom	32,802,040	19.7
France	23,569,306	14.2
Switzerland	16,300,258	9.8
Netherlands	11,283,458	6.8
Germany	8,514,199	5.1
China	8,382,492	5.0
Hong Kong	7,839,500	4.7
Australia	6,992,542	4.2
Ireland	5,325,318	3.2
Sweden	2,946,272	1.8
Canada	2,567,360	1.5
Spain	2,441,669	1.5
Taiwan	2,044,267	1.2

United States	1,426,381	0.9
Italy	1,052,477	0.6

Total	$166,398,397	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $1,805,386, which represents 1.1% of net assets.

*	Non-income producing security.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	6,088,248	10,201,900	(16,290,148)	—	$—	$1,005	$—

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Airlines	$3,948,939	$-	$-
Internet & Direct Marketing Retail	2,722,680	-	-
Internet Software & Services	3,235,096	4,230,102	-
Media	1,426,381	1,546,958	-
Semiconductor & Semiconductor Equipment	1,463,088	2,044,267	-
All Other	-	145,780,886	-
Total Assets	$12,796,184	$153,602,213	$-

Significant Accounting Policies

Janus International Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $156,745,182 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 159,221,566	$19,835,770	$(12,658,939)	$ 7,176,831

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Overseas Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 2.6%
Safran SA	532,497	$38,332,883
Automobiles – 2.9%
Chongqing Changan Automobile Co Ltdß	5,315,200	11,403,063
Hyundai Motor Co	61,445	7,383,407
Mahindra & Mahindra Ltd	1,387,412	24,110,822
		42,897,292
Banks – 15.5%
Atlas Mara Ltd*,£	4,717,720	9,199,554
Banca Popolare di Milano Scarl	31,161,053	11,745,665
BNP Paribas SA	1,140,625	72,648,929
ING Groep NV	3,671,557	51,662,088
Mitsubishi UFJ Financial Group Inc	9,312,700	57,261,513
Permanent TSB Group Holdings PLC*	8,001,199	23,201,397
		225,719,146
Beverages – 3.8%
Diageo PLC	2,165,279	56,008,820
Construction & Engineering – 3.8%
13 Holdings Ltd*,£	74,590,800	21,791,416
Eiffage SA	474,048	33,046,667
		54,838,083
Diversified Telecommunication Services – 4.2%
Nippon Telegraph & Telephone Corp	1,465,800	61,623,974
Electrical Equipment – 1.9%
ABB Ltd*	1,344,485	28,311,592
Equity Real Estate Investment Trusts (REITs) – 1.0%
Japan Hotel REIT Investment Corp	20,913	14,045,513
Food Products – 1.7%
Associated British Foods PLC	736,128	24,874,331
Hotels, Restaurants & Leisure – 4.5%
Cox & Kings Ltd	2,888,274	7,613,023
GVC Holdings PLC	5,229,935	41,357,169
Merlin Entertainments PLC	2,662,523	14,709,425
Orascom Development Holding AG*	274,738	1,378,802
		65,058,419
Household Durables – 2.1%
Sony Corp	1,103,500	30,671,396
Information Technology Services – 1.3%
Otsuka Corp	171,500	7,995,213
Worldpay Group PLC	3,376,097	11,194,608
		19,189,821
Insurance – 8.1%
AIA Group Ltd	11,050,000	61,841,919
NN Group NV	779,873	26,404,822
Tokio Marine Holdings Inc	743,300	30,397,826
		118,644,567
Internet & Direct Marketing Retail – 3.0%
Ctrip.com International Ltd (ADR)*	624,187	24,967,480
MakeMyTrip Ltd*	850,043	18,870,955
		43,838,435
Internet Software & Services – 6.4%
Alibaba Group Holding Ltd (ADR)*	577,392	50,700,791
Auto Trader Group PLC (144A)	2,551,403	12,844,462
Tencent Holdings Ltd	1,249,100	30,317,440
		93,862,693
Machinery – 1.3%
FANUC Corp	114,900	19,432,160
Metals & Mining – 7.2%
Hindustan Zinc Ltd	8,149,485	30,510,935
Rio Tinto Ltd	1,745,504	75,070,004
		105,580,939
Multi-Utilities – 0.9%
National Grid PLC	1,164,209	13,613,551
Oil, Gas & Consumable Fuels – 5.9%
Canadian Natural Resources Ltd	1,045,510	33,330,859
Cobalt International Energy Inc*	1,407,158	1,716,733
Petroleo Brasileiro SA (ADR)*	2,461,991	24,890,729
Sequa Petroleum NV*,£	8,778,477	739,145

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
TOTAL SA	492,665	$25,145,803
		85,823,269
Pharmaceuticals – 5.5%
AstraZeneca PLC	392,438	21,279,662
Sanofi	528,621	42,746,525
Teva Pharmaceutical Industries Ltd (ADR)	430,807	15,616,754
		79,642,941
Semiconductor & Semiconductor Equipment – 4.3%
ASML Holding NV	152,261	17,057,421
Sumco Corp	1,503,300	19,316,242
Taiwan Semiconductor Manufacturing Co Ltd	4,644,000	26,009,801
		62,383,464
Software – 1.6%
Nexon Co Ltd	1,216,700	17,586,126
Nintendo Co Ltd	30,500	6,376,707
		23,962,833
Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co Ltd	17,144	25,335,449
Textiles, Apparel & Luxury Goods – 1.8%
Samsonite International SA	9,095,100	25,876,767
Thrifts & Mortgage Finance – 2.1%
LIC Housing Finance Ltd	3,765,265	31,001,323
Tobacco – 3.0%
Reynolds American Inc	776,395	43,509,176
Total Common Stocks (cost $1,429,288,631)		1,434,078,837
Preferred Stocks – 0.9%
Pharmaceuticals – 0.9%
Teva Pharmaceutical Industries Ltd, 7.0000% (cost $19,321,090)	19,060	12,293,700
Total Investments (total cost $1,448,609,721) – 99.0%		1,446,372,537
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		15,254,908
Net Assets – 100%		$1,461,627,445

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$264,706,670	18.3%
France	211,920,807	14.7
United Kingdom	195,882,028	13.5
China	117,388,774	8.1
India	112,107,058	7.8
Hong Kong	109,510,102	7.6
Netherlands	95,863,476	6.6
Australia	75,070,004	5.2
United States	45,225,909	3.1
Canada	33,330,859	2.3
South Korea	32,718,856	2.3
Switzerland	29,690,394	2.1
Israel	27,910,454	1.9
Taiwan	26,009,801	1.8
Brazil	24,890,729	1.7
Ireland	23,201,397	1.6
Italy	11,745,665	0.8
South Africa	9,199,554	0.6

Total	$1,446,372,537	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $12,844,462, which represents 0.9% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

13 Holdings Ltd	77,484,800	—	(2,894,000)	74,590,800	$(1,624,667)	$—	$21,791,416
Atlas Mara Ltd	4,736,695	—	(18,975)	4,717,720	(170,720)	—	9,199,554
Janus Cash Liquidity Fund LLC	32,330,892	84,676,640	(117,007,532)	—	—	17,236	—
Sequa Petroleum NV(1)	10,819,656	—	(2,041,179)	8,778,477	(5,371,276)	—	N/A

Total					$(7,166,663)	$17,236	$30,990,970
(1)	Company was no longer an affiliate as of December 31, 2016.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$38,332,883	$-
Automobiles	-	42,897,292	-
Banks	9,199,554	216,519,592	-
Beverages	-	56,008,820	-
Construction & Engineering	-	54,838,083	-
Diversified Telecommunication Services	-	61,623,974	-
Electrical Equipment	-	28,311,592	-
Equity Real Estate Investment Trusts (REITs)	-	14,045,513	-
Food Products	-	24,874,331	-
Hotels, Restaurants & Leisure	-	65,058,419	-
Household Durables	-	30,671,396	-
Information Technology Services	-	19,189,821	-
Insurance	-	118,644,567	-
Internet Software & Services	50,700,791	43,161,902	-
Machinery	-	19,432,160	-
Metals & Mining	-	105,580,939	-
Multi-Utilities	-	13,613,551	-
Oil, Gas & Consumable Fuels	59,938,321	25,884,948	-
Pharmaceuticals	15,616,754	64,026,187	-
Semiconductor & Semiconductor Equipment	-	62,383,464	-
Software	-	23,962,833	-
Technology Hardware, Storage & Peripherals	-	25,335,449	-
Textiles, Apparel & Luxury Goods	-	25,876,767	-
Thrifts & Mortgage Finance	-	31,001,323	-

All Other	87,347,611	-	-
Preferred Stocks	-	12,293,700	-
Total Assets	$222,803,031	$1,223,569,506	$-

Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,218,185,451 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,456,567,190	$161,387,252	$(171,581,905)	$ (10,194,653)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Research Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 100.0%
Aerospace & Defense – 2.6%
General Dynamics Corp	281,985	$48,687,530
Northrop Grumman Corp	148,154	34,457,657
Teledyne Technologies Inc*	253,293	31,155,039
		114,300,226
Airlines – 1.3%
United Continental Holdings Inc*	771,750	56,245,140
Auto Components – 0.9%
Delphi Automotive PLC	571,602	38,497,395
Beverages – 1.5%
Coca-Cola Co	1,590,367	65,936,616
Biotechnology – 6.1%
Alder Biopharmaceuticals Inc*	739,851	15,388,901
Amgen Inc	508,285	74,316,350
Biogen Inc*	157,885	44,773,028
Celgene Corp*	547,456	63,368,032
Ironwood Pharmaceuticals Inc*	2,184,019	33,393,651
Regeneron Pharmaceuticals Inc*	93,353	34,268,953
		265,508,915
Building Products – 0.6%
AO Smith Corp	505,510	23,935,899
Capital Markets – 2.3%
Blackstone Group LP	563,969	15,244,082
Intercontinental Exchange Inc	502,460	28,348,793
S&P Global Inc	164,308	17,669,682
TD Ameritrade Holding Corp	849,587	37,041,993
		98,304,550
Chemicals – 1.3%
Air Products & Chemicals Inc	383,427	55,144,471
Communications Equipment – 0.6%
CommScope Holding Co Inc*	700,357	26,053,280
Construction Materials – 1.1%
Vulcan Materials Co	396,781	49,657,142
Consumer Finance – 0.6%
Synchrony Financial	681,278	24,709,953
Containers & Packaging – 0.9%
Sealed Air Corp	863,127	39,134,178
Diversified Consumer Services – 0.6%
ServiceMaster Global Holdings Inc*	686,546	25,862,188
Electrical Equipment – 1.7%
AMETEK Inc	771,734	37,506,272
Sensata Technologies Holding NV*	973,479	37,917,007
		75,423,279
Electronic Equipment, Instruments & Components – 2.5%
Amphenol Corp	935,801	62,885,827
Flex Ltd*	1,595,545	22,927,982
National Instruments Corp	766,836	23,633,886
		109,447,695
Energy Equipment & Services – 0.1%
Halliburton Co	86,274	4,666,561
Equity Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp	696,533	73,609,607
Simon Property Group Inc	127,115	22,584,522
		96,194,129
Food & Staples Retailing – 3.2%
Costco Wholesale Corp	349,002	55,878,710
Kroger Co	1,024,974	35,371,853
Sysco Corp	838,245	46,413,626
		137,664,189
Food Products – 1.1%
Hershey Co	453,176	46,871,994
Health Care Equipment & Supplies – 0.9%
Boston Scientific Corp*	1,884,921	40,770,841
Health Care Providers & Services – 2.6%
Aetna Inc	446,434	55,362,280
Diplomat Pharmacy Inc*	877,686	11,058,844
Universal Health Services Inc	439,991	46,806,243
		113,227,367
Health Care Technology – 1.0%
athenahealth Inc*	401,914	42,269,295

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.4%
Aramark	1,370,417	$48,951,295
Dunkin' Brands Group Inc	670,412	35,156,405
Hilton Worldwide Holdings Inc*	993,828	27,032,122
Norwegian Cruise Line Holdings Ltd*	482,929	20,538,970
Starbucks Corp	1,055,415	58,596,641
		190,275,433
Household Products – 0.4%
Colgate-Palmolive Co	279,353	18,280,860
Industrial Conglomerates – 0.9%
Roper Technologies Inc	225,279	41,244,079
Information Technology Services – 4.1%
Amdocs Ltd	541,746	31,556,704
Mastercard Inc	637,525	65,824,456
Visa Inc	1,031,115	80,447,592
		177,828,752
Insurance – 0.3%
Progressive Corp	421,868	14,976,314
Internet & Direct Marketing Retail – 4.7%
Amazon.com Inc*	186,484	139,838,757
Liberty Interactive Corp QVC Group*	1,038,321	20,745,654
Priceline Group Inc*	29,274	42,917,440
		203,501,851
Internet Software & Services – 8.6%
Alphabet Inc - Class C*	303,808	234,485,091
CoStar Group Inc*	135,770	25,591,287
Facebook Inc	997,864	114,804,253
		374,880,631
Leisure Products – 1.2%
Mattel Inc	902,486	24,863,489
Polaris Industries Inc	350,082	28,843,256
		53,706,745
Machinery – 1.5%
Illinois Tool Works Inc	348,273	42,649,512
Rexnord Corp*	1,261,366	24,710,160
		67,359,672
Media – 2.3%
Comcast Corp	1,454,359	100,423,489
Multiline Retail – 0.8%
Dollar Tree Inc*	436,688	33,703,580
Oil, Gas & Consumable Fuels – 0.6%
Anadarko Petroleum Corp	200,613	13,988,744
Antero Resources Corp*	158,564	3,750,039
Enterprise Products Partners LP	387,869	10,487,978
		28,226,761
Personal Products – 0.9%
Estee Lauder Cos Inc	517,642	39,594,437
Pharmaceuticals – 6.5%
Allergan plc	306,099	64,283,851
Bristol-Myers Squibb Co	1,165,487	68,111,060
Eli Lilly & Co	954,542	70,206,564
Mallinckrodt PLC*	639,581	31,863,925
Pfizer Inc	1,526,140	49,569,027
		284,034,427
Professional Services – 1.6%
Equifax Inc	115,291	13,630,855
Nielsen Holdings PLC	640,604	26,873,338
Verisk Analytics Inc*	351,857	28,560,233
		69,064,426
Real Estate Management & Development – 0.4%
Jones Lang LaSalle Inc	175,918	17,774,755
Road & Rail – 1.3%
CSX Corp	1,603,346	57,608,222
Semiconductor & Semiconductor Equipment – 1.0%
Texas Instruments Inc	582,573	42,510,352
Software – 11.4%
Activision Blizzard Inc	1,327,163	47,923,856
Adobe Systems Inc*	669,751	68,950,865
Cadence Design Systems Inc*	1,379,216	34,783,828
Microsoft Corp	3,207,563	199,317,965
salesforce.com Inc*	890,255	60,946,857
SS&C Technologies Holdings Inc	639,425	18,287,555
Tyler Technologies Inc*	235,226	33,583,216

Shares		Value
Common Stocks – (continued)
Software – (continued)
Ultimate Software Group Inc*	184,698	$33,679,680
		497,473,822
Specialty Retail – 3.5%
AutoZone Inc*	46,250	36,527,787
L Brands Inc	490,239	32,277,336
Lowe's Cos Inc	794,969	56,538,195
Tractor Supply Co	386,013	29,263,646
		154,606,964
Technology Hardware, Storage & Peripherals – 2.6%
Apple Inc	968,197	112,136,577
Textiles, Apparel & Luxury Goods – 1.8%
Carter's Inc	350,487	30,278,572
NIKE Inc	923,389	46,935,863
		77,214,435
Tobacco – 2.2%
Altria Group Inc	1,388,925	93,919,108
Trading Companies & Distributors – 0.4%
Fastenal Co	365,171	17,155,734
Wireless Telecommunication Services – 0.9%
T-Mobile US Inc*	713,005	41,004,918
Total Common Stocks (cost $3,469,959,282)		4,358,331,647
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $284,000)	284,000	284,000
Total Investments (total cost $3,470,243,282) – 100.0%		4,358,615,647
Cash, Receivables and Other Assets, net of Liabilities – 0%		777,167
Net Assets – 100%		$4,359,392,814

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	30,718,000	51,301,969	(81,735,969)	284,000	$—	$4,942	$284,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,358,331,647	$-	$-

Investment Companies	-	284,000	-
Total Assets	$4,358,331,647	$284,000	$-

Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,472,364,485	$1,043,600,798	$(157,349,636)	$ 886,251,162

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Triton Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 95.9%
Aerospace & Defense – 3.7%
Aerovironment Inc*,£	1,333,314	$35,772,815
HEICO Corp£	2,083,470	141,467,613
TASER International Inc*,#	726,183	17,602,676
Teledyne Technologies Inc*	604,679	74,375,517
		269,218,621
Automobiles – 1.5%
Thor Industries Inc	1,068,093	106,862,705
Banks – 1.8%
PacWest Bancorp	1,383,632	75,324,926
SVB Financial Group*	327,198	56,166,809
		131,491,735
Biotechnology – 4.1%
ACADIA Pharmaceuticals Inc*,#	1,440,630	41,547,769
AMAG Pharmaceuticals Inc*	1,418,435	49,361,538
Amicus Therapeutics Inc*,#	2,261,912	11,241,703
Axovant Sciences Ltd*,#	921,144	11,440,609
Eagle Pharmaceuticals Inc/DE*,#	734,214	58,252,539
Heron Therapeutics Inc*,#	1,874,221	24,552,295
Ironwood Pharmaceuticals Inc*,#	3,049,863	46,632,405
Neurocrine Biosciences Inc*	823,768	31,879,822
Puma Biotechnology Inc*,#	768,155	23,582,359
		298,491,039
Building Products – 1.9%
AO Smith Corp	1,572,923	74,477,904
Trex Co Inc*,#	1,027,188	66,150,907
		140,628,811
Capital Markets – 6.3%
Eaton Vance Corp	1,352,226	56,631,225
FactSet Research Systems Inc	271,660	44,397,394
Financial Engines Inc#	1,654,394	60,798,980
LPL Financial Holdings Inc	1,845,777	64,989,808
MarketAxess Holdings Inc	703,071	103,295,191
MSCI Inc	1,313,545	103,481,075
WisdomTree Investments Inc#	2,337,080	26,035,071
		459,628,744
Chemicals – 2.0%
Sensient Technologies Corp	1,808,842	142,138,804
Commercial Services & Supplies – 2.2%
Clean Harbors Inc*	916,705	51,014,633
Healthcare Services Group Inc	1,494,725	58,548,378
Rollins Inc	1,454,744	49,141,252
		158,704,263
Construction Materials – 0.8%
Summit Materials Inc	2,414,521	57,441,455
Containers & Packaging – 0.8%
Crown Holdings Inc*	1,130,869	59,449,783
Diversified Consumer Services – 1.8%
ServiceMaster Global Holdings Inc*	3,464,258	130,498,599
Diversified Financial Services – 0.4%
Pace Holdings Corp*,£	2,404,533	25,848,730
Electrical Equipment – 1.7%
EnerSys	1,078,646	84,242,253
Sensata Technologies Holding NV*	1,013,832	39,488,756
		123,731,009
Electronic Equipment, Instruments & Components – 3.0%
Belden Inc	1,494,939	111,776,589
National Instruments Corp	1,000,412	30,832,698
OSI Systems Inc*,£	1,031,217	78,496,238
		221,105,525
Energy Equipment & Services – 0.6%
Dril-Quip Inc*,#	705,906	42,389,655
Equity Real Estate Investment Trusts (REITs) – 1.0%
Lamar Advertising Co	1,038,889	69,854,896
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	496,465	59,019,759
Food Products – 0.6%
AdvancePierre Foods Holdings Inc	1,574,805	46,897,693
Health Care Equipment & Supplies – 6.2%
Endologix Inc*,#	1,491,867	8,533,479

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Globus Medical Inc*	1,445,186	$35,855,065
Integra LifeSciences Holdings Corp*	457,374	39,238,115
Masimo Corp*	1,089,405	73,425,897
Merit Medical Systems Inc*,£	1,926,745	51,058,743
Novadaq Technologies Inc*,#	2,802,215	19,867,704
Quidel Corp*	1,317,098	28,212,239
STERIS PLC	1,826,136	123,063,305
Teleflex Inc	437,273	70,466,544
		449,721,091
Health Care Providers & Services – 1.5%
Diplomat Pharmacy Inc*,#	1,573,238	19,822,799
HealthEquity Inc*	1,423,502	57,680,301
Premier Inc*	1,123,815	34,119,023
		111,622,123
Health Care Technology – 0.7%
athenahealth Inc*	512,858	53,937,276
Hotels, Restaurants & Leisure – 4.1%
Dunkin' Brands Group Inc	1,128,430	59,174,869
Jack in the Box Inc	263,018	29,363,330
Popeyes Louisiana Kitchen Inc*	720,659	43,585,456
Six Flags Entertainment Corp	742,483	44,519,281
Texas Roadhouse Inc	511,583	24,678,764
Wendy's Co	7,047,727	95,285,269
		296,606,969
Information Technology Services – 7.5%
Broadridge Financial Solutions Inc	2,411,664	159,893,323
Euronet Worldwide Inc*	1,741,875	126,164,006
Gartner Inc*	629,088	63,581,924
Jack Henry & Associates Inc	1,249,709	110,949,165
MAXIMUS Inc	1,521,427	84,880,412
		545,468,830
Internet & Direct Marketing Retail – 1.2%
Etsy Inc*	3,129,622	36,866,947
HSN Inc	441,631	15,147,943
Liberty Expedia Holdings Inc*	903,967	35,860,371
		87,875,261
Internet Software & Services – 4.0%
Cimpress NV*,#	586,145	53,696,743
CoStar Group Inc*	306,495	57,771,243
Envestnet Inc*,#	1,932,465	68,119,391
GrubHub Inc*,#	687,694	25,871,048
SPS Commerce Inc*	583,030	40,747,967
WebMD Health Corp*,#	923,225	45,764,263
		291,970,655
Life Sciences Tools & Services – 2.0%
Bio-Techne Corp	596,716	61,360,306
PerkinElmer Inc	1,624,059	84,694,677
		146,054,983
Machinery – 6.8%
CLARCOR Inc	897,715	74,034,556
Hillenbrand Inc	674,080	25,850,968
ITT Inc	1,947,894	75,130,272
Kennametal Inc	1,307,394	40,869,136
Nordson Corp	802,161	89,882,140
Proto Labs Inc*,#	821,591	42,188,698
Rexnord Corp*	3,472,332	68,022,984
Toro Co	771,401	43,159,886
Wabtec Corp/DE#	427,835	35,518,862
		494,657,502
Media – 1.7%
AMC Entertainment Holdings Inc#,£	2,129,471	71,656,699
National CineMedia Inc£	3,709,128	54,635,455
		126,292,154
Oil, Gas & Consumable Fuels – 1.0%
DCP Midstream Partners LP	1,901,469	72,978,380
Personal Products – 0.8%
Ontex Group NV	2,071,853	61,589,032
Pharmaceuticals – 2.4%
Akorn Inc*	1,981,547	43,257,171
Catalent Inc*	4,021,586	108,421,959
Teligent Inc*,#,£	3,496,122	23,109,366
		174,788,496

Shares		Value
Common Stocks – (continued)
Professional Services – 2.0%
CEB Inc	1,178,299	$71,404,919
Huron Consulting Group Inc*	616,578	31,229,676
IHS Markit Ltd*	1,265,660	44,817,021
		147,451,616
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	433,347	43,785,381
Road & Rail – 1.5%
Landstar System Inc	500,250	42,671,325
Old Dominion Freight Line Inc*	799,202	68,563,540
		111,234,865
Semiconductor & Semiconductor Equipment – 1.9%
ON Semiconductor Corp*	8,520,304	108,719,079
Tessera Holding Corp	592,456	26,186,555
		134,905,634
Software – 9.9%
ACI Worldwide Inc*	2,543,256	46,160,096
Aspen Technology Inc*,†	991,915	54,237,912
Blackbaud Inc£	2,732,416	174,874,624
Cadence Design Systems Inc*	5,194,622	131,008,367
Callidus Software Inc*	2,435,760	40,920,768
Guidewire Software Inc*	983,815	48,531,594
RealPage Inc*	2,119,230	63,576,900
SS&C Technologies Holdings Inc†	4,985,626	142,588,904
Zendesk Inc*	1,102,053	23,363,524
		725,262,689
Specialty Retail – 3.2%
Five Below Inc*,#	1,170,207	46,761,472
Michaels Cos Inc*	1,641,693	33,572,622
Sally Beauty Holdings Inc*	4,406,754	116,426,441
Williams-Sonoma Inc#	727,780	35,217,274
		231,977,809
Textiles, Apparel & Luxury Goods – 1.9%
Carter's Inc	991,460	85,652,229
Gildan Activewear Inc	379,847	9,636,718
Wolverine World Wide Inc	1,930,421	42,372,741
		137,661,688
Total Common Stocks (cost $5,234,952,781)		6,989,244,260
Rights – 0%
Biotechnology – 0%
Dyax Corp*,ß (cost $3,132,745)	2,822,293	3,132,745
Investment Companies – 8.4%
Investments Purchased with Cash Collateral from Securities Lending – 3.9%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	283,436,032	283,436,032
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	326,264,789	326,264,789
Total Investment Companies (cost $609,700,821)		609,700,821
Total Investments (total cost $5,847,786,347) – 104.3%		7,602,077,826
Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(309,979,348)
Net Assets – 100%		$7,292,098,478

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,466,167,351	98.2%
Belgium	61,589,032	0.8
United Kingdom	44,817,021	0.6
Canada	29,504,422	0.4

Total	$7,602,077,826	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Euro	2/23/17	10,165,000	$10,727,325	$(123,909)
Citibank NA:
Euro	1/19/17	14,124,000	14,879,324	169,092
HSBC Securities (USA), Inc.:
Canadian Dollar	1/19/17	3,438,000	2,561,488	42,436
Euro	1/19/17	14,268,000	15,031,024	142,066
Euro	1/19/17	5,180,000	5,457,016	(44,265)

			23,049,528	140,237
JPMorgan Chase & Co.:
Canadian Dollar	1/12/17	6,777,000	5,048,670	37,644
Total			$53,704,847	$223,064

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $79,353,418.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Aerovironment Inc
1,315,739	17,575	—	1,333,314	$—	$—	$35,772,815
AMC Entertainment Holdings Inc(1)
2,101,401	28,070	—	2,129,471	—	425,894	N/A
Blackbaud Inc
2,696,398	36,018	—	2,732,416	—	323,568	174,874,624
HEICO Corp
2,083,470	—	—	2,083,470	—	187,512	141,467,613

Janus Cash Collateral Fund LLC
394,584,201	287,607,747	(398,755,916)	283,436,032	—	720,469(2)	283,436,032
Janus Cash Liquidity Fund LLC
414,938,210	138,285,579	(226,959,000)	326,264,789	—	352,095	326,264,789
Merit Medical Systems Inc(1)
2,468,744	32,977	(574,976)	1,926,745	1,040,172	—	N/A
National CineMedia Inc
3,709,128	—	—	3,709,128	—	816,008	54,635,455
OSI Systems Inc
1,017,623	13,594	—	1,031,217	—	—	78,496,238
Pace Holdings Corp
2,404,533	—	—	2,404,533	—	—	25,848,730
Teligent Inc
3,496,122	—	—	3,496,122	—	—	23,109,366

Total				$1,040,172	$2,825,546	$1,143,905,662
(1)	Company was no longer an affiliate as of December 31, 2016.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Personal Products	$-	$61,589,032	$-
All Other	6,927,655,228	-	-
Rights	-	-	3,132,745
Investment Companies	-	609,700,821	-
Total Investments in Securities	$6,927,655,228	$671,289,853	$3,132,745
Other Financial Instruments(a):
Forward Currency Contracts	-	391,238	-
Total Assets	$6,927,655,228	$671,681,091	$3,132,745
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$168,174	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $64,851,418 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $75,503,872.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,842,815,649	$1,997,423,743	$(238,161,566)	$ 1,759,262,177

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Twenty Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 3.5%
Boeing Co	1,815,038	$282,565,116
Automobiles – 3.7%
General Motors Co	8,646,436	301,241,830
Biotechnology – 4.4%
AbbVie Inc	1,875,776	117,461,093
Celgene Corp*	2,055,085	237,876,089
		355,337,182
Capital Markets – 2.2%
Blackstone Group LP	6,519,187	176,213,625
Chemicals – 3.4%
LyondellBasell Industries NV	3,224,179	276,570,075
Consumer Finance – 4.0%
Synchrony Financial	8,894,624	322,608,012
Equity Real Estate Investment Trusts (REITs) – 4.1%
American Tower Corp	3,152,357	333,141,088
Food & Staples Retailing – 5.7%
Kroger Co	13,334,440	460,171,524
Food Products – 2.8%
Hershey Co	2,207,612	228,333,309
Hotels, Restaurants & Leisure – 3.6%
Starbucks Corp	5,303,307	294,439,605
Information Technology Services – 5.8%
Mastercard Inc	4,574,274	472,293,791
Internet & Direct Marketing Retail – 3.2%
Priceline Group Inc*	177,591	260,359,061
Internet Software & Services – 10.7%
Alphabet Inc - Class C*	741,945	572,647,990
Facebook Inc	2,558,827	294,393,046
		867,041,036
Media – 7.1%
Comcast Corp	5,856,994	404,425,436
Time Warner Inc	1,796,079	173,375,506
		577,800,942
Multiline Retail – 3.4%
Dollar Tree Inc*	3,526,965	272,211,159
Pharmaceuticals – 5.4%
Allergan plc	1,157,842	243,158,398
Bristol-Myers Squibb Co	3,393,212	198,299,309
		441,457,707
Software – 14.1%
Activision Blizzard Inc	2,765,286	99,854,477
Adobe Systems Inc*	4,022,396	414,105,668
Microsoft Corp	10,051,631	624,608,350
		1,138,568,495
Specialty Retail – 2.8%
Home Depot Inc	1,666,550	223,451,024
Technology Hardware, Storage & Peripherals – 2.4%
Apple Inc	1,666,063	192,963,417
Textiles, Apparel & Luxury Goods – 4.1%
NIKE Inc	6,458,395	328,280,218
Tobacco – 2.7%
Altria Group Inc	3,222,582	217,910,995
Total Common Stocks (cost $6,215,980,950)		8,022,959,211
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $73,452,682)	73,452,682	73,452,682
Total Investments (total cost $6,289,433,632) – 100.0%		8,096,411,893
Cash, Receivables and Other Assets, net of Liabilities – 0%		1,481,729
Net Assets – 100%		$8,097,893,622

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	115,147,636	371,931,656	(413,626,610)	73,452,682	$—	$93,707	$73,452,682

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$8,022,959,211	$-	$-
Investment Companies	-	73,452,682	-
Total Assets	$8,022,959,211	$73,452,682	$-

Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,284,184,281	$1,866,920,308	$(54,692,696)	$ 1,812,227,612

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. As a result, the consummation of the Transaction may cause such investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved an interim investment advisory agreement between the Fund and Janus Capital. In the event shareholders of the Fund do not approve the new investment advisory agreement prior to the closing of the Transaction, an interim investment advisory agreement will take effect upon the closing of the Transaction. Such interim agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement, or the consummation of the Fund’s merger. Compensation earned by Janus Capital under the interim investment advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital if shareholders approve the new investment advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of the interim investment advisory agreement are substantially similar to those of the current investment advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Fund Merger

On December 8, 2016, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger of the Fund into Janus Forty Fund (the “Acquiring Fund”), a similarly managed fund (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Fund.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, may accelerate distributions, which are taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of the Acquiring Fund approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders of record as of December 29, 2016, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Fund shareholders as of December 29, 2016, are eligible to vote on the Merger. Therefore, if you purchased shares of the Fund after December 29, 2016, and assuming shareholders of the Fund as of that date approve the Merger, any shares of the Fund you hold as of the Merger date will automatically be converted into shares of the Acquiring Fund.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

A full description of the Acquiring Fund and the terms of the Merger will be contained in the proxy statement/prospectus that will be sent to shareholders of the Fund of record as of December 29, 2016. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at

janus.com/fundupdate, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Shareholders of record as of December 29, 2016, are expected to receive a proxy statement/prospectus, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Venture Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 2.6%
HEICO Corp	906,138	$61,526,770
Sparton Corp*	464,818	11,085,909
		72,612,679
Air Freight & Logistics – 0.7%
Echo Global Logistics Inc*	819,128	20,519,156
Auto Components – 0.5%
Gentherm Inc*	419,391	14,196,385
Banks – 1.1%
Bank of the Ozarks Inc#	558,235	29,357,579
Beverages – 0.4%
Britvic PLC	1,365,642	9,534,211
Biotechnology – 5.2%
ACADIA Pharmaceuticals Inc*,#	549,288	15,841,466
Alder Biopharmaceuticals Inc*,#	404,806	8,419,965
Axovant Sciences Ltd*	311,482	3,868,606
DBV Technologies SA (ADR)*	438,385	15,400,465
Eagle Pharmaceuticals Inc/DE*,#	394,584	31,306,295
Ironwood Pharmaceuticals Inc*,#	1,205,183	18,427,248
Knight Therapeutics Inc*	2,129,810	17,038,480
Ligand Pharmaceuticals Inc*,#	227,186	23,084,369
Puma Biotechnology Inc*,#	292,167	8,969,527
		142,356,421
Building Products – 1.7%
AAON Inc	154,306	5,099,813
AO Smith Corp	608,620	28,818,157
CSW Industrials Inc*	382,955	14,111,892
		48,029,862
Capital Markets – 3.9%
Financial Engines Inc#	696,592	25,599,756
LPL Financial Holdings Inc	904,698	31,854,417
MSCI Inc	456,735	35,981,583
WisdomTree Investments Inc#	1,242,069	13,836,649
		107,272,405
Chemicals – 3.7%
HB Fuller Co	247,320	11,948,029
Sensient Technologies Corp	758,090	59,570,712
Valvoline Inc#	1,390,382	29,893,213
		101,411,954
Commercial Services & Supplies – 0.5%
SP Plus Corp*	466,797	13,140,336
Construction Materials – 0.8%
Summit Materials Inc	866,733	20,619,578
Consumer Finance – 0.5%
SLM Corp*	1,219,785	13,442,031
Diversified Consumer Services – 1.9%
ServiceMaster Global Holdings Inc*	1,412,007	53,190,304
Diversified Financial Services – 0.7%
Landcadia Holdings Inc*	785,350	8,136,226
Pace Holdings Corp*	1,016,471	10,927,063
		19,063,289
Electrical Equipment – 1.0%
EnerSys	360,069	28,121,389
Electronic Equipment, Instruments & Components – 4.9%
Belden Inc	625,571	46,773,944
Coherent Inc*	63,398	8,709,934
CTS Corp£	1,532,027	34,317,405
National Instruments Corp	539,890	16,639,410
OSI Systems Inc*	379,382	28,878,558
		135,319,251
Energy Equipment & Services – 0.5%
Dril-Quip Inc*,#	231,158	13,881,038
Equity Real Estate Investment Trusts (REITs) – 1.2%
Easterly Government Properties Inc	928,113	18,580,822
Physicians Realty Trust	687,727	13,039,304
		31,620,126
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	224,594	26,699,735
Food Products – 0.5%
Amplify Snack Brands Inc*,#	1,527,503	13,457,301

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 6.7%
Atrion Corp	23,948	$12,146,426
Globus Medical Inc*	505,814	12,549,245
ICU Medical Inc*	193,908	28,572,344
Insulet Corp*,#	532,908	20,079,973
Masimo Corp*	333,155	22,454,647
Novadaq Technologies Inc*,#	1,355,208	9,608,425
Quidel Corp*	506,048	10,839,548
STERIS PLC	667,024	44,950,747
Trinity Biotech PLC (ADR)*,£	1,223,052	8,463,520
Wright Medical Group NV*	668,362	15,358,959
		185,023,834
Health Care Providers & Services – 1.6%
Capital Senior Living Corp*	891,805	14,313,470
Diplomat Pharmacy Inc*,#	616,864	7,772,486
HealthEquity Inc*	513,058	20,789,110
		42,875,066
Health Care Technology – 1.5%
athenahealth Inc*,#	211,239	22,216,006
HealthStream Inc*	300,059	7,516,478
Medidata Solutions Inc*	236,213	11,732,700
		41,465,184
Hotels, Restaurants & Leisure – 4.4%
Biglari Holdings Inc*	90,810	42,971,292
Cedar Fair LP	513,863	32,990,005
Domino's Pizza Group PLC	3,807,284	16,873,778
Dunkin' Brands Group Inc	531,678	27,881,194
		120,716,269
Information Technology Services – 6.8%
Broadridge Financial Solutions Inc†	922,907	61,188,734
Euronet Worldwide Inc*	717,854	51,994,165
MAXIMUS Inc	575,085	32,083,992
WEX Inc*,†	366,425	40,893,030
		186,159,921
Insurance – 0.9%
RLI Corp#	376,779	23,786,058
Internet & Direct Marketing Retail – 0.4%
MakeMyTrip Ltd*	537,262	11,927,216
Internet Software & Services – 6.2%
Alarm.com Holdings Inc*,#	488,408	13,592,395
ChannelAdvisor Corp*	1,086,658	15,593,542
Cimpress NV*	224,080	20,527,969
CoStar Group Inc*	116,067	21,877,469
Envestnet Inc*	740,302	26,095,645
Instructure Inc*,#	550,845	10,769,020
j2 Global Inc#	537,209	43,943,696
Zillow Group Inc*,#	498,241	18,160,884
		170,560,620
Life Sciences Tools & Services – 1.2%
Bio-Techne Corp	218,228	22,440,385
Patheon NV*	406,929	11,682,932
		34,123,317
Machinery – 5.2%
Hillenbrand Inc	53,258	2,042,444
ITT Inc	412,472	15,909,045
Kennametal Inc	494,544	15,459,445
Nordson Corp	296,932	33,271,231
Proto Labs Inc*,#	308,505	15,841,732
Rexnord Corp*	1,527,982	29,933,167
Standex International Corp	149,256	13,112,140
Wabtec Corp/DE	216,149	17,944,690
		143,513,894
Media – 1.7%
Manchester United Plc#	1,002,481	14,285,354
National CineMedia Inc	2,122,388	31,262,775
		45,548,129
Oil, Gas & Consumable Fuels – 1.1%
DCP Midstream Partners LP#	805,305	30,907,606
Personal Products – 1.2%
Ontex Group NV	1,141,584	33,935,348
Pharmaceuticals – 3.8%
Aratana Therapeutics Inc*	1,232,005	8,845,796
Catalent Inc*	1,525,001	41,114,027
GW Pharmaceuticals PLC (ADR)*,#	140,578	15,709,592

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Prestige Brands Holdings Inc*	546,700	$28,483,070
Teligent Inc*,#	1,480,937	9,788,994
		103,941,479
Professional Services – 1.8%
Advisory Board Co*	760,194	25,276,451
CEB Inc	410,644	24,885,026
		50,161,477
Real Estate Management & Development – 1.1%
Jones Lang LaSalle Inc	168,953	17,071,011
St Joe Co*	686,243	13,038,617
		30,109,628
Road & Rail – 1.8%
AMERCO	55,878	20,651,950
Old Dominion Freight Line Inc*	324,538	27,842,115
		48,494,065
Semiconductor & Semiconductor Equipment – 1.8%
ON Semiconductor Corp*	3,178,089	40,552,416
SolarEdge Technologies Inc*,#	823,444	10,210,706
		50,763,122
Software – 11.5%
ACI Worldwide Inc*	507,339	9,208,203
Apptio Inc*,£	333,297	6,175,993
Blackbaud Inc	713,104	45,638,656
Cadence Design Systems Inc*	2,250,022	56,745,555
Descartes Systems Group Inc*	1,025,710	21,874,173
Guidewire Software Inc*	264,421	13,043,888
Nice Ltd (ADR)	787,415	54,142,655
Paylocity Holding Corp*,#	582,235	17,472,872
RealPage Inc*	810,375	24,311,250
SS&C Technologies Holdings Inc	1,804,356	51,604,582
Tyler Technologies Inc*	120,827	17,250,471
		317,468,298
Specialty Retail – 2.2%
Sally Beauty Holdings Inc*	1,739,622	45,960,813
Williams-Sonoma Inc	308,362	14,921,637
		60,882,450
Textiles, Apparel & Luxury Goods – 1.7%
Carter's Inc	340,643	29,428,149
Wolverine World Wide Inc	752,660	16,520,887
		45,949,036
Thrifts & Mortgage Finance – 0.8%
LendingTree Inc*,#	216,873	21,980,079
Trading Companies & Distributors – 0.3%
SiteOne Landscape Supply Inc*	259,175	9,001,148
Total Common Stocks (cost $2,143,187,565)		2,723,138,274
Rights – 0.1%
Biotechnology – 0.1%
Dyax Corp*,ß (cost $1,225,926)	1,104,438	1,225,926
Investment Companies – 7.5%
Investments Purchased with Cash Collateral from Securities Lending – 6.9%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	188,872,289	188,872,289
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	18,076,000	18,076,000
Total Investment Companies (cost $206,948,289)		206,948,289
Total Investments (total cost $2,351,361,780) – 106.6%		2,931,312,489
Liabilities, net of Cash, Receivables and Other Assets – (6.6)%		(181,492,850)
Net Assets – 100%		$2,749,819,639

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,702,519,272	92.2%
United Kingdom	56,402,935	1.9
Israel	54,142,655	1.8
Canada	48,521,078	1.7
Belgium	33,935,348	1.2
France	15,400,465	0.5
India	11,927,216	0.4
Ireland	8,463,520	0.3

Total	$2,931,312,489	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	1/12/17	10,781,000	$13,287,669	$309,197
Barclays Capital, Inc.:
British Pound	2/23/17	9,234,000	11,392,953	(81,303)
Citibank NA:
Canadian Dollar	1/19/17	3,890,000	2,898,252	49,334
Canadian Dollar	1/19/17	1,000,000	745,052	(1,485)
Euro	1/19/17	14,539,000	15,316,517	174,061

			18,959,821	221,910
HSBC Securities (USA), Inc.:
British Pound	1/19/17	11,662,000	14,376,705	321,998
Canadian Dollar	1/19/17	9,438,000	7,031,800	116,494
Euro	1/19/17	6,804,000	7,167,864	67,747
Euro	1/19/17	2,798,000	2,947,632	(19,605)

			31,524,001	486,634
JPMorgan Chase & Co.:
Canadian Dollar	1/12/17	24,017,000	17,891,973	139,693
Canadian Dollar	1/12/17	473,000	352,371	(1,687)

			18,244,344	138,006
Total			$93,408,788	$1,074,444

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $33,166,500.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Apptio Inc(1)	263,964	71,113	(1,780)	333,297	$(6,758)	$—	$N/A
CTS Corp(1)	1,653,832	—	(121,805)	1,532,027	319,194	64,408	N/A
Janus Cash Collateral Fund LLC	228,611,024	199,877,897	(239,616,632)	188,872,289	—	645,300(2)	188,872,289
Janus Cash Liquidity Fund LLC	170,675,622	41,247,863	(193,847,485)	18,076,000	—	86,233	18,076,000
Trinity Biotech PLC (ADR)	1,229,584	—	(6,532)	1,223,052	(78,812)	—	8,463,520

Total					$233,624	$795,941	$215,411,809
(1)	Company was no longer an affiliate as of December 31, 2016.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Beverages	$-	$9,534,211	$-
Biotechnology	125,317,941	17,038,480	-
Hotels, Restaurants & Leisure	103,842,491	16,873,778	-
Personal Products	-	33,935,348	-
Software	295,594,125	21,874,173	-
All Other	2,099,127,727	-	-
Rights	-	-	1,225,926
Investment Companies	-	206,948,289	-
Total Investments in Securities	$2,623,882,284	$306,204,279	$1,225,926
Other Financial Instruments(a):
Forward Currency Contracts	-	1,178,524	-
Total Assets	$2,623,882,284	$307,382,803	$1,225,926
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$104,080	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $95,447,865 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $91,350,658.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,342,044,590	$681,209,063	$(91,941,164)	$ 589,267,899

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins Global Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 87.6%
Aerospace & Defense – 2.6%
BWX Technologies Inc	29,983	$1,190,325
Cobham PLC	972,691	1,959,828
Meggitt PLC	359,031	2,027,161
		5,177,314
Automobiles – 3.2%
Honda Motor Co Ltd	100,000	2,911,689
Hyundai Motor Co	27,845	3,345,935
		6,257,624
Banks – 9.3%
CIT Group Inc	88,061	3,758,443
Citizens Financial Group Inc	36,255	1,291,766
Fifth Third Bancorp	44,552	1,201,567
Lloyds Banking Group PLC	3,419,406	2,629,195
Royal Bank of Scotland Group PLC*	377,170	1,041,543
Wells Fargo & Co	151,253	8,335,553
		18,258,067
Beverages – 7.6%
Coca-Cola Co	144,861	6,005,937
Diageo PLC	73,655	1,905,219
PepsiCo Inc	52,804	5,524,883
Stock Spirits Group PLC	649,431	1,445,547
		14,881,586
Chemicals – 1.8%
Mosaic Co	36,147	1,060,192
Nippon Fine Chemical Co Ltd	95,915	736,355
Nitto FC Co Ltd	103,184	809,812
Tikkurila Oyj	45,269	895,194
		3,501,553
Commercial Services & Supplies – 2.8%
Daiseki Co Ltd	39,000	798,678
G4S PLC	380,248	1,100,227
Secom Co Ltd	12,400	905,009
Secom Joshinetsu Co Ltd	32,100	939,339
UniFirst Corp/MA	12,179	1,749,513
		5,492,766
Communications Equipment – 0.3%
Icom Inc	33,500	648,086
Consumer Finance – 1.4%
Ally Financial Inc	141,965	2,700,174
Diversified Consumer Services – 0.2%
Shingakukai Co Ltd	96,100	474,211
Diversified Telecommunication Services – 0.6%
Telenor ASA	64,773	966,405
Telesites SAB de CV*	280,053	152,179
		1,118,584
Electric Utilities – 3.2%
Exelon Corp	94,672	3,359,909
PPL Corp	83,592	2,846,308
		6,206,217
Electrical Equipment – 0.6%
Cosel Co Ltd	117,546	1,252,587
Electronic Equipment, Instruments & Components – 0.2%
Kitagawa Industries Co Ltd	54,500	474,235
Food Products – 3.5%
Danone SA	51,323	3,248,039
Nestle SA	36,472	2,616,765
Orkla ASA	106,966	968,423
		6,833,227
Health Care Equipment & Supplies – 1.0%
Nakanishi Inc	12,200	471,958
Stryker Corp	12,628	1,512,961
		1,984,919
Health Care Providers & Services – 0.4%
As One Corp	18,600	772,150
Household Products – 3.7%
Procter & Gamble Co	87,258	7,336,653
Industrial Conglomerates – 0.6%
CK Hutchison Holdings Ltd	109,500	1,236,221

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 0.9%
Sompo Holdings Inc	52,700	$1,779,757
Internet Software & Services – 3.3%
Alphabet Inc - Class A*	8,195	6,494,128
Machinery – 0.6%
Ebara Corp	39,200	1,113,841
Media – 1.2%
Grupo Televisa SAB (ADR)	111,282	2,324,681
Mortgage Real Estate Investment Trusts (REITs) – 1.7%
AGNC Investment Corp	55,669	1,009,279
Two Harbors Investment Corp	254,159	2,216,266
		3,225,545
Multi-Utilities – 1.2%
Engie SA	176,086	2,242,957
Oil, Gas & Consumable Fuels – 4.4%
BP PLC (ADR)	65,664	2,454,520
Canadian Natural Resources Ltd	27,958	891,116
Cenovus Energy Inc	56,240	850,407
Exxon Mobil Corp	34,117	3,079,400
Royal Dutch Shell PLC	47,232	1,301,247
		8,576,690
Personal Products – 1.1%
Unilever NV	52,369	2,152,035
Pharmaceuticals – 14.1%
GlaxoSmithKline PLC	135,428	2,585,860
Johnson & Johnson	63,132	7,273,438
Novartis AG	57,627	4,192,945
Pfizer Inc	224,852	7,303,193
Roche Holding AG	8,232	1,876,240
Sanofi	54,068	4,372,167
		27,603,843
Professional Services – 0.6%
Bureau Veritas SA	62,889	1,218,307
Real Estate Management & Development – 0.7%
Cheung Kong Property Holdings Ltd	118,475	718,489
LSL Property Services PLC	216,925	615,997
		1,334,486
Software – 6.0%
Microsoft Corp	71,569	4,447,298
Oracle Corp	192,668	7,408,085
		11,855,383
Textiles, Apparel & Luxury Goods – 1.3%
Cie Financiere Richemont SA	39,533	2,618,323
Tobacco – 3.0%
KT&G Corp*	11,190	935,468
Scandinavian Tobacco Group A/S	73,766	1,240,958
Swedish Match AB	115,152	3,660,046
		5,836,472
Transportation Infrastructure – 0.4%
BBA Aviation PLC	236,219	821,992
Wireless Telecommunication Services – 4.1%
America Movil SAB de CV	5,420,767	3,406,030
Rogers Communications Inc	61,048	2,355,066
Vodafone Group PLC	929,237	2,285,056
		8,046,152
Total Common Stocks (cost $157,003,476)		171,850,766
Repurchase Agreements (a) – 11.5%
Undivided interest of 13.3% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,006,667) with RBC Capital Markets Corp., 0.4000%, dated 12/30/16, maturing 1/3/17 to be repurchased at $20,000,889 collateralized by $18,749,111 in U.S. Treasuries 0.7500% - 9.1250%, 2/15/17 - 8/15/45 with a value of $153,000,070	$20,000,000	20,000,000
Undivided interest of 7.1% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $2,600,139 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520	2,600,000	2,600,000
Total Repurchase Agreements (cost $22,600,000)		22,600,000
Total Investments (total cost $179,603,476) – 99.1%		194,450,766
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		1,798,176
Net Assets – 100%		$196,248,942

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$109,705,271	56.4%
United Kingdom	22,173,392	11.4
Japan	14,087,707	7.3
Switzerland	11,304,273	5.8
France	11,081,470	5.7
Mexico	5,882,890	3.0
South Korea	4,281,403	2.2
Canada	4,096,589	2.1
Sweden	3,660,046	1.9
Netherlands	2,152,035	1.1
Hong Kong	1,954,710	1.0
Norway	1,934,828	1.0
Denmark	1,240,958	0.6
Finland	895,194	0.5

Total	$194,450,766	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	2/9/17	2,086,000	$2,200,030	$(12,942)
Japanese Yen	2/9/17	317,311,000	2,721,302	2,713

			4,921,332	(10,229)
HSBC Securities (USA), Inc.:
Japanese Yen	1/19/17	353,000,000	3,023,800	75,189
JPMorgan Chase & Co.:
Euro	1/12/17	2,425,000	2,553,576	29,714
RBC Capital Markets Corp.:
Euro	2/9/17	2,098,000	2,212,686	(14,521)
Japanese Yen	2/9/17	319,800,000	2,742,648	1,085

			4,955,334	(13,436)
Total			$15,454,042	$81,238

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$1,190,325	$3,986,989	$-
Automobiles	-	6,257,624	-
Banks	14,587,329	3,670,738	-
Beverages	11,530,820	3,350,766	-
Chemicals	1,060,192	2,441,361	-
Commercial Services & Supplies	1,749,513	3,743,253	-
Communications Equipment	-	648,086	-
Diversified Consumer Services	-	474,211	-
Diversified Telecommunication Services	-	1,118,584	-
Electrical Equipment	-	1,252,587	-
Electronic Equipment, Instruments & Components	-	474,235	-
Food Products	-	6,833,227	-
Health Care Equipment & Supplies	1,512,961	471,958	-
Health Care Providers & Services	-	772,150	-
Industrial Conglomerates	-	1,236,221	-
Insurance	-	1,779,757	-
Machinery	-	1,113,841	-
Multi-Utilities	-	2,242,957	-
Oil, Gas & Consumable Fuels	5,533,920	3,042,770	-
Personal Products	-	2,152,035	-
Pharmaceuticals	14,576,631	13,027,212	-
Professional Services	-	1,218,307	-
Real Estate Management & Development	-	1,334,486	-
Textiles, Apparel & Luxury Goods	-	2,618,323	-
Tobacco	-	5,836,472	-
Transportation Infrastructure	-	821,992	-
Wireless Telecommunication Services	-	8,046,152	-
All Other	40,142,781	-	-
Repurchase Agreements	-	22,600,000	-
Total Investments in Securities	$91,884,472	$102,566,294	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	108,701	-
Total Assets	$91,884,472	$102,674,995	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$27,463	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $86,340,685 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $15,859,437.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 180,376,015	$26,971,758	$(12,897,007)	$ 14,074,751

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Perkins International Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 91.8%
Aerospace & Defense – 7.4%
BAE Systems PLC	53,118	$385,688
Cobham PLC	74,093	149,286
Meggitt PLC	29,795	168,228
Safran SA	2,673	192,421
		895,623
Automobiles – 4.7%
Honda Motor Co Ltd	9,100	264,964
Hyundai Motor Co	2,474	297,283
		562,247
Banks – 2.9%
Lloyds Banking Group PLC	287,019	220,690
Royal Bank of Scotland Group PLC*	48,708	134,505
		355,195
Beverages – 4.0%
Diageo PLC	13,884	359,134
Stock Spirits Group PLC	54,653	121,650
		480,784
Capital Markets – 1.0%
Deutsche Boerse AG*	1,508	122,836
Chemicals – 3.1%
Nippon Fine Chemical Co Ltd	8,100	62,185
Nitto FC Co Ltd	7,500	58,862
Potash Corp of Saskatchewan Inc	10,505	190,068
Tikkurila Oyj	3,133	61,955
		373,070
Commercial Services & Supplies – 3.7%
Daiseki Co Ltd	3,200	65,533
G4S PLC	59,522	172,224
Secom Co Ltd	2,100	153,268
Secom Joshinetsu Co Ltd	1,800	52,673
		443,698
Communications Equipment – 0.4%
Icom Inc	2,500	48,365
Construction Materials – 2.9%
HeidelbergCement AG	2,112	197,010
Vicat SA	2,470	149,868
		346,878
Diversified Consumer Services – 0.2%
Shingakukai Co Ltd	4,300	21,219
Diversified Telecommunication Services – 2.7%
Singapore Telecommunications Ltd	92,500	232,196
Telenor ASA	5,247	78,285
Telesites SAB de CV*	17,234	9,365
		319,846
Electrical Equipment – 3.1%
ABB Ltd*	13,079	275,412
Cosel Co Ltd	9,200	98,036
		373,448
Electronic Equipment, Instruments & Components – 0.2%
Kitagawa Industries Co Ltd	2,988	26,000
Food Products – 6.1%
Danone SA	4,636	293,395
Nestle SA	4,021	288,496
Orkla ASA	17,182	155,558
		737,449
Health Care Equipment & Supplies – 0.5%
Nakanishi Inc	1,700	65,765
Health Care Providers & Services – 0.9%
As One Corp	2,500	103,784
Industrial Conglomerates – 2.8%
CK Hutchison Holdings Ltd	20,184	227,871
Smiths Group PLC	6,561	113,954
		341,825
Insurance – 1.5%
Sompo Holdings Inc	5,458	184,325
Machinery – 1.4%
Ebara Corp	5,800	164,803

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 1.7%
Grupo Televisa SAB (ADR)	9,525	$198,977
Multi-Utilities – 2.0%
Engie SA	19,140	243,802
Oil, Gas & Consumable Fuels – 4.7%
BP PLC (ADR)	7,290	272,500
Canadian Natural Resources Ltd	3,166	100,911
Cenovus Energy Inc	5,327	80,550
Royal Dutch Shell PLC	4,139	114,030
		567,991
Personal Products – 1.8%
Unilever NV	5,310	218,207
Pharmaceuticals – 11.4%
GlaxoSmithKline PLC	13,809	263,669
Novartis AG	5,315	386,720
Roche Holding AG	1,195	272,365
Sanofi	5,658	457,530
		1,380,284
Professional Services – 2.4%
Bureau Veritas SA	4,672	90,507
Pagegroup PLC	42,186	202,197
		292,704
Real Estate Management & Development – 1.8%
Brookfield Real Estate Services Inc	6,307	74,087
Cheung Kong Property Holdings Ltd	11,178	67,789
LSL Property Services PLC	25,677	72,914
		214,790
Software – 0.3%
Nintendo Co Ltd	200	41,814
Textiles, Apparel & Luxury Goods – 1.9%
Cie Financiere Richemont SA	3,489	231,081
Tobacco – 6.6%
Imperial Brands PLC	5,057	219,952
KT&G Corp*	1,199	100,235
Scandinavian Tobacco Group A/S	7,251	121,983
Swedish Match AB	10,986	349,184
		791,354
Trading Companies & Distributors – 0.4%
Kuroda Electric Co Ltd	2,200	43,433
Transportation Infrastructure – 2.1%
BBA Aviation PLC	43,709	152,098
Flughafen Zuerich AG	531	98,549
		250,647
Wireless Telecommunication Services – 5.2%
America Movil SAB de CV	404,281	254,022
Rogers Communications Inc	5,679	219,080
Vodafone Group PLC	64,302	158,123
		631,225
Total Common Stocks (cost $12,043,935)		11,073,469
Repurchase Agreements – 8.3%
Undivided interest of 2.7% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $1,000,053 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520 (cost $1,000,000)	$1,000,000	1,000,000
Total Investments (total cost $13,043,935) – 100.1%		12,073,469
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(8,746)
Net Assets – 100%		$12,064,723

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$3,280,842	27.2%
Switzerland	1,552,623	12.9
Japan	1,455,029	12.1
France	1,427,523	11.8
United States	1,000,000	8.3
Canada	664,696	5.5
Mexico	462,364	3.8

South Korea	397,518	3.3
Sweden	349,184	2.9
Germany	319,846	2.7
Hong Kong	295,660	2.4
Norway	233,843	1.9
Singapore	232,196	1.9
Netherlands	218,207	1.8
Denmark	121,983	1.0
Finland	61,955	0.5

Total	$12,073,469	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$895,623	$-
Automobiles	-	562,247	-
Banks	-	355,195	-
Beverages	-	480,784	-
Capital Markets	-	122,836	-
Chemicals	-	373,070	-
Commercial Services & Supplies	-	443,698	-
Communications Equipment	-	48,365	-
Construction Materials	-	346,878	-
Diversified Consumer Services	-	21,219	-
Diversified Telecommunication Services	-	319,846	-
Electrical Equipment	-	373,448	-
Electronic Equipment, Instruments & Components	-	26,000	-
Food Products	-	737,449	-
Health Care Equipment & Supplies	-	65,765	-
Health Care Providers & Services	-	103,784	-
Industrial Conglomerates	-	341,825	-
Insurance	-	184,325	-
Machinery	-	164,803	-
Media	198,977	-	-
Multi-Utilities	-	243,802	-
Oil, Gas & Consumable Fuels	272,500	295,491	-
Personal Products	-	218,207	-
Pharmaceuticals	-	1,380,284	-
Professional Services	-	292,704	-
Real Estate Management & Development	-	214,790	-
Software	-	41,814	-
Textiles, Apparel & Luxury Goods	-	231,081	-
Tobacco	-	791,354	-
Trading Companies & Distributors	-	43,433	-
Transportation Infrastructure	-	250,647	-
Wireless Telecommunication Services	-	631,225	-
Repurchase Agreements	-	1,000,000	-
Total Assets	$471,477	$11,601,992	$-

Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $10,689,354 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 13,092,015	$ 489,073	$ (1,507,619)	$ (1,018,546)

Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and Janus Capital Singapore Pte. Limited (“Janus Singapore”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: March 1, 2017

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2017